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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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FX Energy, Inc.
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FX ENERGY, INC. 3006 Highland Drive, #206 Salt Lake City, Utah 84106 USA Telephone: (801) 486-5555 Facsimile: (801) 486-5575

[mailing date]

Dear FX Energy Stockholder:

Our Proxy Statement for the 2015 Annual Stockholders’ Meeting of FX Energy, Inc., and our 2014 Annual Report are enclosed.  At this meeting, we will seek your support for the election of directors, the approval of a broad-based performance incentive plan, the approval of a revised stockholder rights agreement, a related amendment to our restated articles of incorporation to remove special provisions relating to our Rights Redemption Committee, and the ratification of Grant Thornton LLP as our independent registered public accounting firm for 2015.

We have spent a good deal of time during the past year considering corporate governance issues.  Our annual report outlines steps we have taken to make our governance more robust, responsive, and effective.  Importantly, we have adopted an updated stockholder rights agreement that we are submitting for stockholder approval.  If the stockholders do not approve this agreement and a related amendment to our articles of incorporation, the agreement will immediately terminate automatically.

We are also revising our executive compensation practices and policies with additional pay-for-performance features that we believe will enhance long-term total stockholder return.  We are asking stockholder approval of our 2015 Performance Incentive Plan, which we believe is an important component of this pay-for-performance approach.

These are important considerations for all stockholders.  Therefore, the Board of Directors urges you to review each of these proposals carefully.  The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

Your Board of Directors believes that the adoption of each of the proposals is in the best interests of all stockholders.

Sincerely,

FX ENERGY, INC.

David N. Pierce
President

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Proposal 3. Approval of 2015 Revised Rights Agreement	40
Board Adoption of 2015 Rights Agreement	40
Term	41
Effectiveness	41
Transfer of Rights; Distribution Date; Rights Certificates	42
Exempt Persons	42
Flip-In Trigger	43
Flip-Over Trigger	43
Exchange Provision	43
Redemption of the Rights	43
Terms of 2015 Rights Agreement and Rights	43
Voting Rights; Other Stockholder Rights	43
Antidilution Provisions	44
Certain Anti-Takeover Effects	44
Recommendation of the Board	44
Vote Required	44

Proposal 4. Approval of an Amendment to our Restated Articles of Incorporation To Delete Rights Redemption Committee Provisions	44
Recommendation of the Board	45
Vote Required	45

Proposal 5. Ratification of the Appointment of Registered Public Accounting Firm	45
Recommendation of the Board	46
Vote Required	46

Relationship with Independent Auditors	46
Audit Fees	46
Audit-Related Fees	46
Tax Fees	46
All Other Fees	46

Other Matters	47

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FX ENERGY, INC.
3006 Highland Drive, Suite 206
Salt Lake City, Utah 84106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD [MEETING DATE]

To the Stockholders of FX Energy, Inc.:

The 2015 Annual Meeting of Stockholders of FX Energy, Inc. (the “Annual Meeting”), will be held [meeting date], in the Uintah Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah.  The Annual Meeting will convene at 10:00 a.m., local time, to consider and take action on the following proposals:

(1)	to elect two directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

(2)	to approve the FX Energy, Inc., 2015 Performance Incentive Plan;

(3)	to approve the 2015 Revised Rights Agreement;

(4)	to approve an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee; and

(5)	to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015.

Only owners of record of our common stock outstanding as of the close of business [record date] (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting.  Each share of common stock is entitled to one vote.  Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

The attendance at and/or vote of each stockholder at the Annual Meeting is important, and each stockholder is encouraged to attend.

FX ENERGY, INC.
By Order of the Board of Directors

Scott J. Duncan, Secretary
Salt Lake City, Utah
[mailing date]

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING TO BE HELD ON [MEETING DATE]

On or about [mailing date], a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to stockholders of record and beneficial owners directing them to a website where they can access our 2015 Proxy Statement and 2014 Annual Report (the “Annual Meeting Materials”).
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, is included in the 2014 Annual Report.  It was filed with the U.S. Securities and Exchange Commission on March 16, 2015.

Our Annual Meeting Materials are available at www.proxyvote.com, and both beneficial owners and stockholders of record can vote their shares and request that paper copies of the proxy materials be mailed to them at that website.

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FX ENERGY, INC.
3006 Highland Drive, Suite 206
Salt Lake City, Utah 84106

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies on behalf of FX Energy, Inc., to be voted at the 2015 Annual Meeting of Stockholders of FX Energy, Inc. (“Annual Meeting”) to be held in the Uintah Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on [meeting date], at 10:00 a.m., local time, or at any adjournment thereof.  Our Board of Directors, or Board, recommends that you vote as follows on the proposals at the Annual Meeting:

(1)	FOR the election of our two nominees set forth herein as our directors to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

(2)	FOR the approval of the FX Energy, Inc., 2015 Performance Incentive Plan;

(3)	FOR the approval of our 2015 Revised Rights Agreement;

(4)	FOR the approval of an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee; and

(5)	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015.

Stockholders of record can vote their shares in person at the Annual Meeting, on the Internet at www.proxyvote.com, or by submitting the written proxy card as instructed.  Beneficial owners whose shares are held in a brokerage account can vote using the voting instruction form provided by their broker or on the Internet at www.proxyvote.com.

We will bear the entire expense of this proxy solicitation.  In addition to this solicitation, our officers, directors, and regular employees, who will not receive extra compensation for such services, may solicit proxies by mail, by telephone, or in person.  We are first releasing this proxy statement and related materials to stockholders on or about [mailing date].

Only holders of our [outstanding shares] shares of common stock, par value $0.001, outstanding as of the close of business on [record date] (the “Record Date”), will be entitled to vote at the Annual Meeting.  Each share of common stock is entitled to one vote.  Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

If stockholders whose shares are held by a broker, bank, or other nominee (that is, in street name) do not vote on the Internet at www.proxyvote.com or otherwise submit voting instructions, such broker, bank, or nominee can vote the stockholder’s shares on “discretionary” items, but not on “nondiscretionary” items.  Discretionary items are proposals considered routine under the rules of the NASDAQ Stock Market, Inc., specifying the types of matters on which brokers may vote shares held in street name in the absence of voting instructions from the beneficial owner of such shares.  When a broker does not have discretion to vote on a particular nondiscretionary matter and the stockholder has not given timely instruction on how the broker should vote, the broker will indicate it does not have authority to vote such shares on its proxy, which is sometimes is called a “broker non-vote.”  All properly returned proxies, including broker non-votes, will be counted to determine if a quorum is present.

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The election of directors, the approval of the FX Energy Performance Incentive Plan, the approval of the 2015 Revised Rights Agreement, and the proposed amendment to our restated articles of incorporated are considered nonroutine or nondiscretionary.  Accordingly, brokers do not have discretion to vote on these proposals without the stockholder’s instruction.  Abstentions and broker non-votes will not be included in the totals for these proposals and will have no effect on the outcome of the vote.  For 2015, only the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015 is considered routine and, therefore, may be voted upon by brokers without stockholder instructions.

Officers and directors holding an aggregate of 4,205,501 shares of common stock, or approximately 7.6% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

Our policy is that each member of the Board is encouraged, but not required, to attend the Annual Meeting.  One director attended our annual meeting in 2014.

PROPOSAL 1.
ELECTION OF DIRECTORS

Our restated articles of incorporation provide that the Board shall be divided into three classes, with each class as equal in number as practicable.  One class is to be elected each year for a three-year term.  At the Annual Meeting, two directors will be elected to serve three-year terms.

The Board has nominated Jerzy B. Maciolek and H. Allen Turner for election as our directors at the Annual Meeting, each to serve for a term of three years expiring at the 2018 annual meeting and until his successor is elected and qualified.  Our Nomination and Governance Committee recommended, and the Board unanimously approved, these nominations.

Our officers are elected following the annual meeting of the Board to hold office until their respective successors are elected and qualified.  The information concerning the nominees and directors and their security holdings has been furnished by them to us.  Biographical information and business experience of each person nominated and for each director whose term of office will continue after the Annual Meeting are discussed above.  (See “Corporate Governance: Executive Officers, Directors.”)

Recommendation of the Board

The Board recommends a vote “FOR” the election of nominees Jerzy B. Maciolek and H. Allen Turner as directors to serve in such capacities until the expiration of their terms at the 2018 annual meeting of stockholders and until their successors are elected and qualified.

Vote Required

Directors are elected by the affirmative vote of the holders of a plurality of the shares of common stock voted for the election of directors at the Annual Meeting.  Abstentions and broker non-votes will not be counted in the election of directors.

CORPORATE GOVERNANCE

Board Composition

Our Board now consists of three independent directors—Messrs. Turner, Grundvig, and Goldstein—and two executives—David N. Pierce, Chief Executive Officer, and Jerzy B. Maciolek, Vice-President of International Exploration.  Directors Turner and Maciolek will stand for reelection at the Annual Meeting.

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Richard Hardman

Some stockholders and proxy advisers noted that an overarching 2014 governance concern was their view that the Board did not have a majority of independent directors.  As a NASDAQ Global Market-listed company, we are required to meet the independent director standards of that exchange and believe we have done so at all times.  We believe that Richard Hardman was an independent director, notwithstanding the fact that for more than three years he has served as a technical advisor to the Board, for which he receives additional compensation, much in the same manner that we pay additional compensation to our Lead Director and the chairmen of our Audit and Compensation Committees without disqualifying them from their independence.  Mr. Hardman reported to the Board, not to management, to fulfill the request of the independent directors that they have available to them a nonmanagement view on technical matters.  Annually, we have reviewed Mr. Hardman’s standing and relationship with us, including the nature of his services to the independent directors and the amount of his compensation from the Board, have determined that he meets the requirements for director independence under applicable exchange requirements, and have so certified to the NASDAQ Global Market.  Although Mr. Hardman’s compensation exceeded that threshold amount of independence for compensation for services to the Company, in each of the last three years, his services were rendered to the Board, particularly the independent directors, and not to the Company.

Notwithstanding the applicable legal requirements, however, some proxy advisory firms adopted the position that any consulting relationship disqualifies the independence of that director, without regard to the corporate body for which such services are rendered or the related reporting relationships or duties.  They cite no regulatory, statutory, or listing authority for that claim.

Dennis Goldstein

At the 2014 stockholder meeting, Dennis B. Goldstein was elected to a three-year term by a plurality vote, with 9.6 million votes “for” his election and 11.3 million votes “withheld.”  Accordingly, he was not elected by the vote of a majority of the stockholders voting on his reelection.  Mr. Goldstein has served since 2003 as our Lead Director and the chairman of our Nomination and Governance Committee, which guides us in governance matters.  According to the published criteria and reports of principal proxy advisers, they typically recommend against reelecting the chairman of the governance committee when the corporation has governance provisions that they believe are not in the best interests of the corporation, including the classification of a director as “independent” if he has any consulting relationship with the Company as discussed above.  Following discussions with many of our institutional owners, we know that a significant portion of the “withhold authority” votes respecting the election of Mr. Goldstein at the 2014 stockholder meeting was the result of his position of chairman of the Nomination and Governance Committee due to the perceived lack of Mr. Hardman’s independence, and not the result of an evaluation of his personal performance.

In considering the circumstances surrounding Mr. Goldstein’s vote totals, the Board recognized Mr. Goldstein’s long-standing, consistent leadership and contributions to the Board and to the Company.  Although Mr. Goldstein discussed his willingness to tender his resignation following the 2014 stockholder meeting, the Board instead sought his continuing participation in a comprehensive governance review as discussed above in order to address the governance issues that had been raised by proxy advisers and institutional shareholders.  The Board concluded that we would benefit from the continued services of Mr. Goldstein as Chairman of the Governance and Nomination Committee and as Lead Director.

February 2015 Resignations

In order to assure that a majority of our directors are independent under criteria as interpreted by various proxy advisory firms and certain institutions, Mr. Hardman, who has served on our Board since 2003, resigned on February 13, 2015.  Mr. Hardman will continue as technical adviser to the independent directors.  Further, on February 13, 2015, Thomas B. Lovejoy, who has served on our Board since 1995, resigned as chairman and director.

The Board has determined that Arnold S. Grundvig Jr., H. Allen Turner, and Dennis B. Goldstein are “independent directors” as that term is defined in Rule 5605(a)(2) of NASDAQ.

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Board Leadership Structure

Since 2003, our offices of Chairman and Chief Executive Officer have been held by two different people, although we have no requirement to separate these positions.  However, if the Chairman and the Chief Executive Officer are the same, our Guidelines for Corporate Governance require that we have an independent Lead Director to perform prescribed responsibilities, many of which are duties customarily performed by a Board Chairman, such as developing Board meeting agendas and leading director evaluations.

Our Lead Director chairs the executive sessions of our independent directors and takes the lead in developing agendas for Board meetings, coordinates the work of all standing committees, and advances other matters pertaining to governance and the operation of the Board.

The Board believes that the separation between independent directors and management is an important component of effective corporate governance and believes that this goal is accomplished by having either an independent Chairman or an independent Lead Director.  The fact that the offices of Chairman and the Chief Executive Officer may be held by the same person does not materially undermine the governance goal if there is an independent Lead Director.  Further, permitting the Chairman also to be Chief Executive Officer if there is an independent Lead Director increases company flexibility and is compatible with our size and the relationships among our directors and their communications with management.  Our directors actively engage in their responsibilities, openly and unhesitatingly articulate their views, and carefully consider the views of other directors to assure robust discussion and consideration of alternative views.

Since the resignation of our Chairman, Thomas B. Lovejoy in February 2015, we have not selected a new chairman.  Following the 2015 Annual Meeting, the Board will decide whether to name a new chairman or proceed with only a lead director.

Director Evaluations

Our Nomination and Governance Committee annually evaluates the performance of all directors as part of its overall corporate governance oversight responsibility.  In addition, periodically this committee authorizes a more extensive review involving the confidential collection of data from all independent and affiliated directors, our principal professional advisers, and others with a continuing relationship with us.  This data is then collated and condensed by an outside, independent evaluator who reports the overall performance of the directors to the members of the Nomination and Governance Committee and discusses with each individual director the comments and criticism from all sources of that particular director as a forum for self-improvement.  The outside evaluator was instructed to call to the attention of the Nomination and Governance Committee any material deficiencies respecting any director that were revealed during the foregoing process.  This more detailed review was last conducted in 2013-14.

Board Meetings and Committees

Board of Directors

The Board held four meetings during 2014 and one meeting to date in 2015.  The directors also discussed our business and affairs informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.  Each of our directors attended more than 75% of the meetings of the Board and of the committees on which he served during the fiscal year.

Audit Committee

Our Audit Committee Charter is available on our website, http://www.fxenergy.com.  Our Audit Committee is currently composed of three independent directors: H. Allen Turner, its Chairman, and Arnold S. Grundvig Jr., both of whom the Board has determined to be audit committee financial experts, and Dennis B. Goldstein.  The Board has determined all Audit Committee members to be independent as required by Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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The Audit Committee selects our independent accountants, approves the scope of audit and related fees, and reviews financial reports, audit results, debt and equity fundraising matters, internal accounting procedures, related-party transactions, when appropriate, and programs to comply with applicable requirements relating to financial accountability.  The Audit Committee met nine times during 2014 and has met twice to date in 2015, including meetings in early 2015 to review the results of the audit of our 2014 financial statements by our independent accountants and other related matters, as reported below.

Compensation Committee

Our Compensation Committee Charter is available on our website, http://www.fxenergy.com.  The Compensation Committee is responsible for reviewing performance of senior management, setting the compensation of our Chief Executive Officer and recommending compensation for the other executives, and developing compensation strategies and alternatives throughout the Company.  The Compensation Committee met four times during 2014 and has met once to date during 2015, in addition to several informal telephone meetings throughout 2014.  Our Compensation Committee is composed of three independent directors: Arnold S. Grundvig Jr., its Chairman, Dennis B. Goldstein, and H. Allen Turner.

Nomination and Governance Committee

Our Nomination and Governance Committee Charter is available on our website, at http://www.fxenergy.com.  The Nomination and Governance Committee is responsible for recommendations to the Board respecting corporate governance principles and related documents and prospective nominees for director; Board member performance and composition; function, composition, and performance of Board committees; succession planning; director and officer liability insurance coverage; and directors’ responsibilities.  The Nomination and Governance Committee’s responsibilities also include the development of policies and procedures for compliance by us and our officers and directors with applicable laws and regulations.  The Nomination and Governance Committee met four times during 2014 and has met twice to date during 2015.  Our Nomination and Governance Committee is composed of three independent directors:  Dennis B. Goldstein, its Chairman, H. Allen Turner, and Arnold S. Grundvig Jr.

When considering candidates for directors, the Nomination and Governance Committee takes into account a number of factors, including the individual’s reputation for judgment, skill, integrity, and other relevant qualities; relevant business experience; level of professional accomplishments; independence from management under both Nasdaq and Securities and Exchange Commission definitions; existing commitments to other businesses; potential conflicts of interest with other pursuits; corporate governance background and experience; financial and accounting background for Audit Committee candidates; and the size, composition, and experience of the existing Board.  The charter provides that diversity is a factor that the committee should consider in nominating directors.

Using the above factors, the Nomination and Governance Committee will also consider candidates for directors suggested by stockholders.  Stockholders wishing to suggest a candidate for director should write to Scott J. Duncan, Secretary of the Company, and include a statement that the writer is a stockholder of record and is proposing a candidate for consideration by the Nomination and Governance Committee; the name of and contact information for the candidate; a statement that the candidate is willing to be considered and would serve as a director if elected; a statement of the candidate’s business and educational experience, preferably in the form of a resume or curriculum vitae; information regarding each of the factors identified above, other than facts regarding the existing Board, that would enable the Nomination and Governance Committee to evaluate the candidate; a statement detailing any relationship between the candidate and any of our customers, suppliers, or competitors; and detailed information about any relationship or understanding between the stockholder and the proposed candidate.

Before nominating a sitting director for reelection at an annual meeting, the Nomination and Governance Committee considers the director’s performance on the Board and attendance at Board meetings and whether the director’s reelection would be consistent with our governance guidelines and ability to meet all applicable corporate governance requirements.

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When seeking candidates for director, the Nomination and Governance Committee may solicit suggestions from incumbent directors, active stockholders, management, or others.  After conducting an initial evaluation of the candidates, the Nomination and Governance Committee will interview candidates that the Nomination and Governance Committee believes might be suitable for a position on the Board.  The Nomination and Governance Committee may also ask the candidate to meet with management.  If the Nomination and Governance Committee believes the candidate would be a valuable addition to the Board, it will recommend that candidate’s nomination to the full Board.

Rights Redemption Committee

In connection with the adoption of a stockholder Rights Agreement, the Board formed a Rights Redemption Committee during 2007 to perform certain functions in accordance with such agreement.  The Rights Redemption Committee must consist of at least three continuing directors, a majority of whom may not be our employees, and may consist of the entire Board.  All current directors are members of the Rights Redemption Committee.  The Rights Redemption Committee did not meet during 2014.  As explained below, we are proposing that the stockholders approve an amendment to our restated articles of incorporation to delete the provisions creating the Rights Committee.  (See Proposal 4. Approval of an Amendment to our Restated Articles of Incorporation to Delete Rights Redemption Committee.)

Executive Officers, Directors

The following sets forth the name, age, term of directorship, and principal business experience of each or our executive officers and directors:

		Year
Name	Age	Director Since	Term Expires	Business Experience During Past Five Years and Other Information

Directors

David N. Pierce	69	1992	2017
President, Chief Executive Officer, and a director since 1992, Chairman from 1992 through 2003.  Co-founder with his brother, Andrew W. Pierce, of our predecessor, Frontier Exploration Company.  Executive capacities with privately held oil and gas companies since 1979 and an attorney with almost 40 years of experience in natural resources, securities, and international business law.  The Board believes Mr. Pierce should serve as a director because of his leadership and strategic vision for the Company.

Jerzy B. Maciolek	64	1995	2015
Vice-President of International Exploration and a director since 1995.  Employed by us since September 1995.  Instrumental in our exploration efforts in Poland.  Geophysicist with more than 35 years of experience in Poland, Kazakhstan, and western United States.  Graduate of the Mining and Metallurgy Academy in Krakow, Poland.  The Board chose Mr. Maciolek to be a director because of his familiarity with oil and gas exploration in Poland and his familiarity with its governmental, regulatory, and cultural environment.  He also identifies our exploration plays in Poland and is leading our technical team in implementing these plays.

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		Year
Name	Age	Director Since	Term Expires	Business Experience During Past Five Years and Other Information

Arnold S. Grundvig Jr.	66	2003	2016
One of our directors since 2003. President and Chief Financial Officer of A-Systems Corporation, a developer of accounting software, since 1993. Previously held various executive-level positions in financial management. Mr. Grundvig is a member of our Audit Committee and Nomination and Governance Committee and was appointed as Chairman of our Compensation Committee in early 2009. The Board believes Mr. Grundvig’s entrepreneurial experience and general business and financial expertise contributes to the Board’s oversight.

Dennis B. Goldstein	69	2003	2017
Mr. Goldstein has been a director since October 2003, and was appointed Lead Director November 2003. Mr. Goldstein is an attorney who was formerly engaged in a natural resource practice for over 40 years. Mr. Goldstein is Chairman of our Nomination and Governance Committee and is a member of our Audit Committee and Compensation Committee. He previously served as a director from 1999 to 2002 and was a member of our Audit Committee before his resignation. The Board chose Mr. Goldstein to become a director because of his international natural resources experience in legal affairs.

H. Allen Turner	62	2007	2015
Mr. Turner was appointed to the Board in February 2007. Mr. Turner has 25 years of experience in finance, including 20 years as a senior executive at Devon Energy Corporation. Since 2001, Mr. Turner has served as an advisory director of Cortland Associates, a registered investment advisor. Mr. Turner is Chairman of our Audit Committee and a member of our Nomination and Governance Committee and Compensation Committee. The Board chose Mr. Turner to become a director because of his extensive executive experience in capital markets, strategic planning, and investor relations.

Executive Officers

Thomas B. Lovejoy	78	--	--
Executive Vice-President effective February 2007, Chairman of the Board from October 2003 to February 2015, Chief Financial Officer from 1999 to 2007, Vice-Chairman from 1995 through 2003, and a consultant to us from 1995 to 1999. Between 1992 and 1999, principal of Lovejoy & Associates, Inc., Greenwich, CT, which provided financial strategic advice respecting private placements, mergers, and acquisitions. From 1989 through 1992, Managing Director and Head of Natural Resources, Utility and Mining Groups of Prudential Securities, Inc., New York City. From 1975 through 1988, Senior Vice President, Managing Director and Head of the Energy and Natural Resources Group of Blyth Eastman Dillon/PaineWebber, Inc. From 1993 to 2001, Director of Scaltech, Inc., Houston Texas, a processor of petroleum refinery oil waste. Graduate of Massachusetts Institute Of Technology and Harvard Business School.

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		Year
Name	Age	Director Since	Term Expires	Business Experience During Past Five Years and Other Information

Andrew W. Pierce	67	--	--
Vice-President of Operations since 1992, director from 1992 through his resignation in 2003. Co-founder with his brother, David N. Pierce, of our predecessor, Frontier Exploration Company. Almost 40 years of experience in oil and gas exploration, drilling, production and leasing, with primary management and line responsibility for drilling and completion activities.

Clay Newton	57	--	--	Vice-President of Finance, Treasurer, and Chief Accounting Officer since 2003 and a director from 2002-2003. Executive accounting and financial management for energy firms for over 25 years.

Scott J. Duncan	66	--	--	Vice-President Investor Relations and Secretary, director from 1993 through 2004. A financial consultant to us from our inception through April 1993.

Technical Adviser to the Independent Directors

Richard Hardman CBE	78	--	--	Director from October 27, 2003, to February 2015 and Technical Advisor to the Board since February 2003. Over a career spanning more than 40 years, Mr. Hardman worked in oil and gas exploration as a geologist in Libya, Kuwait, Colombia, Norway, and the North Sea. Former Chairman of the Petroleum Society of Great Britain, former President of the Geological Society of London, European member of the Advisory Council of the American Association of Petroleum Geologists, and former Chairman and current committee member of APPEX, an industry prospect and property exposition based in London. Commander of the British Empire in New Year Honours List of 1998 for services to the oil industry.

Director and Executive Officer Stock Ownership

Our equity incentive programs under which we grant both restricted stock and stock options illustrates our corporate culture of promoting the ownership of stock by our directors and executive officers.

Our Chief Executive Officer beneficially owns common stock having a value as the Record Date equivalent to 2.2 times his base salary.  This stock position has been accumulated over 22 years, net of sales, gifts, and other dispositions.  In addition, each of the other Named Executive Officers (as defined below) beneficially owns common stock having a value as the Record Date equivalent to at least 1.7 times his base salary.  This amount of stock ownership for these individuals is consistent with their ownership during at least the preceding three years.  In each case, our executives’ ownership of our stock constitutes the major portion of their personal individual wealth.  We believe our executive compensation program, particularly including our equity incentives and our governance practices, adequately encourage executives to focus on our long-term performance.  Further, we are concerned that an inflexible stock ownership policy may impair our ability to recruit executives.

Each of our independent directors beneficially owns common stock having a value as the Record Date equivalent to at least 1.4 times his annual retainer.

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Based on the foregoing facts and experience, the Board has determined that currently there is no need for a minimum stock ownership policy for executive officers and directors.  Although not a firm official policy, each executive officer and director is expected to consider owning a significant stake in the Company when considering whether to sell shares we award in equity grants.

Policy on Prohibited Transactions

Our Company policy in effect since September 2004 prohibits our executive officers and directors from hedging or pledging our common stock.  In 2014 that policy was set forth in a separate policy statement that is available on our website at http://www.fxenergy.com/files/documents/ProhibitedTransactionsPolicyNov2014.pdf.

Our written policies also impose significant limitations on the ability of an executive officer and director to sell his stock, including applicable quiet periods when sales are not permitted.

Policy on Stockholder Communications with Directors

Our stockholders who want to communicate with the Board, any of its committees, or with any individual director, can write to us at 3006 Highland Drive, Suite 206, Salt Lake City, Utah 84106.  Such letter should indicate that it is from a Company stockholder.  Depending upon the subject matter, management will:

●	forward the communication to the director, directors, or committee to whom it is addressed;

●	attempt to handle the inquiry directly if it is a request for information about us or other matter appropriately dealt with by management; or

●	not forward the communication if it is primarily commercial in nature or if it relates to an improper topic or a topic irrelevant to a director’s duties.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded to the directors and make those communications available to the directors on request.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our principal executive officer, principal financial officer, and principal accounting officer.  The Code of Ethics is available on our website, http://www.fxenergy.com.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist our directors in promoting the best interests of the stockholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable law and regulations, and maintenance of accounting, financial, or other controls.  The Corporate Governance Guidelines are available on our website, http://www.fxenergy.com.

Stockholder Proposals

No proposals have been submitted by our stockholders for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during June 2016.  Stockholders may present proposals for inclusion in the proxy statement to be prepared in connection with the 2016 annual meeting of stockholders, provided the proposals are received by us no later than January 5, 2016, and are otherwise in compliance with applicable laws and regulations and the governing provisions of our restated articles of incorporation and bylaws, as amended to date.

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PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 31, 2015, the name, address, and shareholdings of each person that owned of record, or was known by us to own beneficially, 5% or more of the common stock currently outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group.  In computing the number and percentage of shares beneficially owned by each person, we include any shares of common stock that could be acquired within 60 days of March 31, 2015, by the exercise of options or the vesting of stock awards.  Unless indicated otherwise in the footnotes, each person named below has, to the best of our knowledge, sole voting and investment power respecting all shares of common stock shown as beneficially owned by each person:

	Amount
	and Nature of	Percent
Name	Beneficial Ownership	of Class(1)
Principal Stockholders:
BlackRock, Inc.(2)	3,718,824	6.8%

Directors:
David N. Pierce(3)	662,428	1.2
Jerzy B. Maciolek(4)	556,118	1.0
Dennis B. Goldstein(5)	152,320	*
Arnold S. Grundvig Jr. (6)	67,210	*
H. Allen Turner(6)	69,010	*

All executive officers and directors as a group (9 persons)(7)	4,205,501	7.6%
______________________
*      Less than 1%.
(1)
Calculations of total percentages of ownership outstanding for each person or group assume the exercise of derivative securities that are exercisable within 60 days of March 31, 2015, by the individual or group to which the percentage relates, pursuant to Rule 13d-3(d)(1)(i).

(2)	According to a Schedule 13G/A dated January 29, 2015, by BlackRock, Inc., 55 East 52nd Street, New York, NY 10022.
(3)	The calculation of beneficial ownership includes 150,842 shares held in Mr. Pierce’s retirement accounts and 140,978 stock options that were vested as of the table date.
(4)	The calculation of beneficial ownership includes 135,528 shares held in Mr. Maciolek’s retirement account and 125,872 stock options that were vested as of the table date.
(5)	The calculation of beneficial ownership includes 40,280 stock options that were vested as of the table date.
(6)	The calculation of beneficial ownership includes 20,139 stock options that were vested as of the table date.
(7)	The calculation of beneficial ownership includes 795,516 stock options that were vested as of the table date.

Equity Compensation Plans

Number of Securities
	Number of		Remaining Available
	Securities To Be	Weighted-Average	for Future Issuance under
	Issued upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
	Warrants and Rights	Warrants and Rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans
approved by security holders	3,209,680	$3.04	604,852

Since inception, we have issued options pursuant to stock option and award plans that have been adopted by the Board and approved by the stockholders.  As of December 31, 2014, we had 2,561,169 outstanding stock options with a weighted-average exercise price of $3.81 per share and unvested restricted stock awards of 648,511 shares under plans that have been approved by the stockholders.  We will not grant any compensatory options to officers, directors, or employees outside of stockholder-approved plans.

In addition to the specific provisions noted below respecting awards to Named Executive Officers, all outstanding options and restricted stock awards provide for antidilution adjustments to the number of shares issuable and the exercise or conversion price in the event of any stock split, stock dividend, or recapitalization of our common stock; restrict transfer; require us to reserve for issuance that number of shares issuable on exercise or conversion; require notice to the holder before certain extraordinary corporate events; require payment of the exercise price of options and warrants in cash or in such other type of consideration as specifically noted; are fully vested and exercisable unless otherwise indicated; and contain other similar miscellaneous items.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons that own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities.  Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto filed with the Securities and Exchange Commission during or respecting the last fiscal year ended December 31, 2014, no person that, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of our equity securities, or known to be subject to Section 16 of the Exchange Act, failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The Board has adopted a written Related-Party Transactions Policy for the review, approval, or ratification of related-party transactions and has given the Audit Committee the responsibility for overseeing the policy.  Related-party transactions consist of all current or proposed transactions, regardless of dollar value, in which we are a participant and any director, executive officer, or immediate family member of any director or executive officer has a direct or indirect material interest.  The policy requires all related-party transactions to be approved by the Audit Committee, which takes into account, among other things, whether the transaction is on terms that are no less favorable to us than terms generally available to an unaffiliated third party under similar circumstances and the materiality of the related person’s interest in the transaction.  Pursuant to this policy, the Audit Committee annually reviews our activities for possible related-party transactions that should be reviewed.  We are not aware of any related-party transactions that would require disclosure under existing regulations.

REPORT OF THE COMPENSATION COMMITTEE

Our Compensation Committee is composed of directors who are not our employees and are independent, as that term is defined in NASDAQ Global Market listing standards.  Our Compensation Committee is responsible for developing and implementing compensation programs relating to compensation of our key employees, including the Chief Executive Officer and the other executive officers.  Our Compensation Committee has adopted a charter that describes its responsibilities in detail, and the Compensation Committee and Board review the charter on a regular basis.  Additional information about the Compensation Committee’s role in our corporate governance (including the Committee’s charter) can be found on our web site at www.fxenergy.com under the “Our Company” section.

The Compensation Committee is responsible for establishing and administering our executive compensation programs.  Our Compensation Committee has reviewed and discussed the compensation discussion and analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement.

The Compensation Committee:	Arnold S. Grundvig Jr., Chairman
April 2015	Dennis B. Goldstein
H. Allen Turner

The above report of our Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Exchange Act.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our Named Executive Officers, which consist of our Chief Executive Officer and the four other most highly compensated officers, for 2014 should be read together with the compensation tables and related disclosures set forth below.  This compensation discussion and analysis has been prepared by our management and reviewed by our Compensation Committee and Board.  This discussion is intended to provide perspective and context for the compensation tables that follow.  After its review, the Compensation Committee recommended the inclusion of this compensation discussion and analysis in this proxy statement.  See “Report of the Compensation Committee” above.  This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs.  Actual compensation programs that we adopt in the future could differ materially from currently planned programs as summarized in this discussion.

Overview

This compensation discussion and analysis covers the following topics:

●	the philosophy and objectives of our executive compensation program;

●	our process of setting executive compensation;

●	the components of our executive compensation;

●	internal pay equity and risk assessment; and

●	the tax considerations of our executive compensation.

Company Overview

We are a publicly held, independent oil and gas company.  Our executives face all of the challenges faced by our peers operating domestically.  In addition, we are engaged in early-stage exploration, operating in a foreign country with a much larger and government-owned partner; each of these factors adds significant additional challenges and risks.  We have elected to take on these challenges because we believe the opportunities in Poland have greater potential to create significant long-term value for our stockholders.  At the same time, we believe it is important to take all of these challenges and risks into consideration in determining executive compensation.  Our executive compensation programs reflect these considerations, as further described in our Compensation Discussion and Analysis.

Executive Compensation Philosophy

Our executive compensation program, composed primarily of salary, short-term incentives, and long-term incentives, is intended to align the long-term interests of our executives with those of our stockholders.  We believe our program accomplishes this objective by rewarding performance that is designed to result in an increase in the value of our stockholders’ investments over time.  Accordingly, a significant portion of total compensation is directly related to our performance.  In order to build a direct link between stockholder interests and executive compensation, we have equity and cash incentive compensation programs that may account for a majority of an executive’s compensation.  This practice parallels the compensation practices of our peer group discussed below.  In order to attract and retain the best talent, we compensate at a level that reflects the demand within our peer group for talented executives, especially in a cyclical industry environment.  In view of these circumstances, we must balance pay for performance with the need to attract, retain, and incentivize senior executives through industry cycles.  The Compensation Committee has the discretion to recommend rewards for superior performance or decreases for inferior performance.  While incentivizing performance, the design of our program is intended to discourage excessive risk-taking by executives.  We believe our mix and structure of compensation promote sustained performance without motivating or rewarding excessive risk.

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Executive Compensation Process

The Compensation Committee

The Compensation Committee’s responsibilities, which are more fully described in its charter, include each of the following:

●
developing and implementing compensation programs that enhance our ability to recruit and retain qualified executives, directors, and other personnel and developing and implementing equity and other performance awards programs that create long-term incentives for executive management, directors, and key employees by enabling them to acquire an equity stake in us;

●	reviewing and recommending to the Board, outside the presence of the Chief Executive Officer, the amount and manner of compensation of the Chief Executive Officer for final determination by the Board;

●
consulting with and considering the recommendations of the Chief Executive Officer respecting the amount and manner of compensation of the other executive officers and recommending to the Board the amount and manner of compensation for such executive officers for final determination by the Board; and

●	reviewing and recommending to the Board incentive awards under our equity and other award plans for executive officers, directors, employees, and other eligible participants.

Benchmarking Against Peer Companies

Peer Group Philosophy

We strive to compensate our executives competitively relative to industry peers.  At the beginning of each year, our Compensation Committee reviews criteria and companies for possible inclusion and selects a relevant peer group, with input from management, that will serve as the benchmark for our base compensation levels, as well as for our bonus plan during the year.  Our objective is to create a peer group that is: (i) based on financial metrics that we believe best measure the value of our Company and our peers as determined by the marketplace; (ii) representative of our industry focus; and (iii) comprised of companies that have an operating history of at least three years, which is consistent with the provisions of our Performance Bonus Plan (as defined herein).  We rely on statistical and compensation data from independent consultants and public filings in selecting our peers.

We recognize that various proxy advisory services have their own peer group selection criteria.  However, we believe our method best represents those companies with which we are most comparable and also with which we most likely compete for executive talent.  One proxy advisory service uses an algorithm that builds peer groups based on the inclusion or exclusion of companies in the peer groups of other companies, which seems to be a social networking approach.  We do not believe that a company should be included in our peer group simply because we are included in its peer group.  Another proxy advisory service includes a broader segment of the oil and gas industry in its peer group model, including master limited partnerships, oilfield service companies, and others, with a spectrum of business and financial models.  In addition, some of the proxy advisory firms include companies with less than three years of operating history.  In selecting our peers, we consider the peer group candidates suggested in the previously published reports of principal advisers, but we limit candidates to precisely defined criteria to assure they are the most appropriate for our peer group.

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Peer Group Construction

We consider the following three financial measures when building our peer group: (i) market capitalization; (ii) enterprise value; and (iii) annual revenues.  The peer group includes public oil and gas exploration and production companies with market capitalization, determined at the end of 2013, of less than $450 million.  The group is culled to eliminate those with less than three years’ of operating data, revenue over $100 million, or net enterprise value over $500 million.  Our goal is to build a group where our financial measures are approximately equal to or greater than the averages of the peer group.  The table below compares year-end 2013 company metrics for both FX Energy and our 2014 peer group:

We believe that these criteria were effective in yielding an appropriate peer group of comparable companies for 2014.  We further believe that our selections are conservative in that, for each criteria, we exceed the metrics of the group, which suggests that we are generally comparing ourselves to smaller peer group companies that typically pay executives less than larger firms, the net effect of which is to pay our executives less than if we selected larger companies for our peer group.  Our industry peer group changes from time to time due to business combinations, asset sales, bankruptcies, and other types of events that cause peer companies to no longer exist or no longer be comparable.  The Compensation Committee approves any revisions to the peer group on an annual basis.  The following 14 companies comprised the industry peer group approved in early 2014 and used during 2014 in connection with executive compensation decisions:

Abraxas Petroleum Corp.	Houston American Energy Corp.
American Eagle Energy Corp.	Isramco Inc.
Barnwell Industries Inc.	Ivanhoe Energy, Inc.
BPZ Resources, Inc.	Magellan Petroleum Corp. (DE)
Escalera Resources Co.	Miller Energy Resources, Inc.
Evolution Petroleum Corp.	Royale Energy, Inc.
Harvest Natural Resources, Inc.	US Energy Corp.

The companies included in the selected peer group differ from those listed in the General Industry Classification Standard (“GICS”), a grouping commonly used by analytical services.  The Compensation Committee believes that the oil and gas exploration companies listed above constitute a more directly relevant compensation peer group than the broader GICS industry group.  The Compensation Committee believes that the GICS industry group does not have adequate pro-rata representation of international exploration companies and, since the GICS industry group that includes FX Energy also includes every public oil and gas company engaged in exploration and production, that the individual companies in the GICS industry group, on average, are too large to be representative of the operations of and assets available to FX Energy and would skew the comparison averages upward, resulting in higher compensation.

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Using the Peer Group in Evaluating Compensation

We annually review competitive executive compensation based on public company data compiled by Equilar, Inc., an independent compensation data compiler.  We do not engage an independent compensation consultant.  In addition, we use both survey data and information from our industry peers as a framework in structuring our total compensation opportunities and establishing applicable pay-for-performance metrics.  We review the performance metrics annually and change them as appropriate to incentivize particular needs or goals selected by the Board, upon the recommendation of the Compensation Committee.  The Compensation Committee and the Board retain discretion to pay actual compensation higher or lower than peer group averages, which is our benchmark executive performance level for compensation, depending on a number of factors, including Company and individual performance, performance of the peer group, accomplishment of our goals, our financial condition, and industry and economic conditions generally.

As part of the compensation review process, the Compensation Committee reviews each element and the mix of compensation that comprises the total executive compensation package.  This process includes comparing historical data for the executives in the peer group to similar data for our executives.  With the assistance of the Chief Executive Officer, the Compensation Committee assesses skills, experience, and achievements of the executives individually and as a group.  To support our compensation objectives, the Compensation Committee may recommend that the Board adjust elements of compensation for our executives to align them with the various elements of the peer group executives, making adjustments when appropriate in instances when elements are not directly comparable.  In addition to adjusting the allocation among elements of compensation for the executive group or Chief Executive Officer, as the case may be, the Compensation Committee and the Board retain the discretion to adjust individual pay based on individual performance, tenure, retention considerations, and a subjective assessment of future potential.  We may also adjust compensation or individual elements of compensation based on internal equity among the executive group.

In executive sessions outside the presence of the Chief Executive Officer, the Compensation Committee reviews and recommends to the Board compensation for the Chief Executive Officer based on his performance, using the benchmark data as a reference point.  In consultation with the Chief Executive Officer, the Compensation Committee then recommends to the Board the amount of compensation for the remaining executives.  The Compensation Committee considers each of the performance factors in recommending the amount of each executive’s compensation.  The Board then reviews and considers the Compensation Committee’s recommendation in the light of its own analysis of these compensation factors and with further input from the Chief Executive Officer.

As discussed below, we believe our executive compensation program compares well to that of our peer group in terms of its comprehensive nature, the components upon which compensation is based, and the total compensation of each of our executive officers on an individual basis.

Executive Compensation Components

Our Board-approved executive compensation program consists of three key elements: fixed compensation in the form of base salary and variable incentives in the forms of annual cash incentives and long-term incentives, such as stock options and restricted stock awards.  The following charts illustrate the mix of compensation components, over the past three years, for our Chief Executive Officer and our other officers, divided between fixed base salary and at-risk, or variable, compensation in the form of cash incentive bonuses and equity incentive awards:

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The actual amount ultimately realized by individual executives from their total compensation opportunities (other than base salary), if any, is dependent upon our actual operational, financial, and/or stock price performance as well as individual performance.  Accordingly, if our overall results fail to meet the goals established for the compensation opportunities, earned compensation is likely to fall below the peer group’s mean compensation.  Conversely, if our overall results exceed goals, compensation is likely to exceed the peer group’s mean compensation.  Thus, if our overall results are average, compensation is likely to approximate the peer group’s mean.

In addition to these three compensation elements, we also provide very limited retirement compensation and other employee benefits.  The benefit plans are designed to encourage retention and reward long-term employment.  Our practices reflect our belief that perquisites for senior executives should be extremely limited in scope and value and should also be restricted to those types of perquisites that are available to all employees.

We supplement this compensation with some downside protection to minimize the turnover of executive talent and to ensure that our executives’ attention remains focused on our stockholders’ interests.  Such downside protection includes the use of employment and change of control agreements, which are discussed in more detail below.

Fixed Compensation—Base Salary

To remain competitive with compensation levels of executives at comparable companies, we target the base pay of our executives at about the average of our peer group of companies.  We believe that targeting base pay at a competitive level helps fulfill our compensation program objective of attracting and retaining high-quality executives.  Each executive’s salary relative to this competitive framework varies based on the level of his responsibility, experience, time in position, internal pay equity considerations, and individual performance and is reviewed by the Compensation Committee on an annual basis.  Specific salary adjustments take into account these factors and the current market for management talent.

As a result of a review of peer group and other compensation data available, including current compensation trends, talent demand in the oil and gas industry, and consideration of our financial condition, we determined to grant 2014 base salary increases of 6% ($22,500) to our Chief Executive Officer and from 0% to 4% for our other executive officers.  In total, after the increases, we estimate that our executive group’s base salaries that we established before the beginning of 2014 would be lower than the average salaries that our peer group set for their executives for 2014.

Variable Incentive Compensation

Our cash incentive compensation program is designed to focus management’s efforts in areas where they have the most ability to drive long-term value appreciation and, therefore, total stockholder return.  To achieve this, we use a comprehensive, performance-based incentive compensation structure, ensuring a suitable mix of operational and financial incentives based on:

●	annual and long-term performance;

●	absolute and relative performance measures; and

●	internal and external performance comparisons.

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The following charts illustrate the mix of variable short-term cash-bonus incentive and long-term, equity-plan incentive compensation over the past three years for our Chief Executive Officer and other officers:

The following charts show the incentive compensation paid during the prior three years to our CEO and other officers (on an average, per-person basis), segregated between short-term variable incentive in the form of cash bonuses and long-term, equity-plan incentive compensation, according to the terms of our incentive compensation programs discussed below:

Short-Term Incentives

Cash Performance Bonus Plan

As part of each executive’s performance-based compensation, we maintain the FX Energy Cash Performance Bonus Plan (the “Performance Bonus Plan”).  The purpose of the Performance Bonus Plan is to tie a significant portion of each executive’s total compensation to our performance respecting goals that measure enhanced stockholder value over the long term.

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The Performance Bonus Plan calls for an evaluation of certain corporate performance criteria as they relate to our peers, as well as certain other absolute, company-specific measures of performance, and leaves to the Compensation Committee and the Board the discretion whether to consider the achievement of other specific corporate objectives, individual contributions, general economic conditions, and other factors when making incentive awards for each year.  The Compensation Committee uses this information to recommend annual incentive awards to the Board.  The Performance Bonus Plan provides for a preliminary award near year-end, usually in November, based on an analysis of Company performance to date under the criteria established before the beginning of the year compared to preliminary peer group data, followed by a final review and payment (which may be zero) later, once all peer group prior-year performance data becomes available in the following year.

We set target awards as a percentage of base salary at about the average of peer group award percentages for each executive position awarded during the preceding five years.  Target awards vary by position.  For example, our Chief Executive Officer’s target percentage tends to be higher than that of our other officers, as the members of our peer group tend to award their Chief Executive Officers a higher percentage of salary in the form of incentive payments than their other officers.  Accordingly, our Chief Executive Officer’s short-term incentive compensation tends to represent a greater percentage of total incentive compensation than that of our other officers.  Our success in meeting our corporate objectives (reviewed as of year-end when annual results are available early in the following year) are used to determine whether the actual awards should be above, below, or at the anticipated peer group average.

In determining short-term cash incentive awards, the Compensation Committee evaluates both absolute corporate performance, which constitutes one-half of the bonus formula, and performance relative to our peer group, which constitutes the other half of the bonus formula.  The half of the bonus formula based on absolute corporate performance considers the following areas: (1) reserves volume growth per share at year-end; (2) net asset value (NAV) per share at year-end; (3) production volume growth per share at year-end; and (4) earnings before interest, taxes, depreciation, depletion, amortization, and exploration expenses (EBITDAX) per share at year-end.  We compare these measures to our own three-year history.  Each of these four measures comprises 12.5% of the total incentive award formula.  The incentive award for each measure is determined with reference to a performance matrix approved by the Compensation Committee at the beginning of the year, and the percentage contributions of all four measures are added to determine 50% of the overall annual incentive award.  Award percentages for the various quintiles ranges ratably from 25% at the top of the matrix to 0% in the bottom of the matrix.  The following table sets forth the pay-for-performance metrics of our Performance Bonus Plan for determining 50% of 2014 cash bonuses:

2014 Performance Compared to Prior Three-Year Performance Average		Earned Percentage of Midpoint Bonus Target
Reserves Volume and NAV growth	Production Volume and EBITDAX
9–10%+ growth	13–15% growth	25.00%
7–8% growth	10–12% growth	18.75
5–6% growth	7–9% growth	12.50
3–4% growth	4–6% growth	6.25
0–2% growth	0–3% growth	0.00

The half of the bonus formula based on performance relative to our peer group considers the following areas: (1) three-year revenue growth per share; (2) three-year reserve volume growth per share; (3) three-year finding and development cost per unit of reserves; and (iv) one-year stock price change.  Each measure comprises 12.5% of the incentive award.  For each measure, the peer group members, including us, are ranked by performance order and divided into quintiles.  The incentive award for each measure is determined by our quintile ranking within the peer group, and the percentage contributions of all four measures are added to determine the overall annual incentive award.  Award percentages for the various quintiles range ratably from 0% in the bottom quintile to 25% in the top quintile.

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We look at these four measures in relative terms (was our performance average, better or worse than the Peer Group’s performance), with each measure earning 0% to 25% of the midpoint bonus target, to determine one-half of the bonus formula, as illustrated in the following table:

Quintile Rank in Peer Group for Each Performance Measure	Earned Percentage of Midpoint Bonus Target
Quintile 5	25.00%
Quintile 4	18.75
Quintile 3	12.50
Quintile 2	6.25
Quintile 1	0.00

We believe that success in these performance areas enhances stockholder value in both the short term and the long term.  Success in the areas of reserve additions and revenue growth, in particular, reflects our positive achievements in implementing our business model of translating early-stage exploration efforts into tangible assets and cash flow.  Lower than industry-average finding costs demonstrate our ability to find and drill exploration targets that contribute meaningfully to increases in reserve volumes and values.  Over time, relative changes in share price tend to reflect the market’s recognition of our progress in implementing our business model.  Success in these four absolute measures reflects the achievement of our internal objectives without regard to how our peers are performing.

2014 Incentive Awards

In determining a preliminary award for 2014, the Compensation Committee and Board evaluated the Performance Bonus Plan’s: (i) absolute measures, which comprised one-half of the formula, that compared our estimated 2014 performance with that of our own prior three-year performance; and (ii) relative measures, which comprised one-half of the formula, that compared our estimated 2014 performance to that of our peer group’s performance for the three-year period that ended in 2013.  The following table shows the level of achievement for the plan’s goals:

Plan Measures	Incentive Award Qualification
Absolute(1)
Reserves Growth	12.50%
Production Growth	6.25
EBITDAX Growth	12.50
Net Asset Value Growth	--
Compared to Peers
Reserves Growth	12.50
Revenue Growth	18.75
Finding Costs	12.50
Stock Price Growth (at December 31)	12.50
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(1)	Absolute measures are calculated on a per-share basis.

Based on these measurements and without exercising its discretion to adjust bonuses determined under the formula based on individual performance, in November 2014 the Board approved preliminary incentive awards for 2014 as shown in the following table.  This interim award is equal to 75% of the estimated annual award.  We will review fully our relative and absolute performance and determine the final 2014 incentive awards after 2014 peer group data becomes available.  The 2014 interim award was approximately 180% of the 2013 interim award and 132% of the 2012 interim award:

Executive Officer	2014 Interim Award
David N. Pierce	$153,563
Thomas B. Lovejoy	68,906
Andrew W. Pierce	86,822
Jerzy B. Maciolek	86,822
Clay Newton	44,297

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Long-Term Incentives

Equity Awards

We have a stockholder-approved equity compensation plan under which we annually grant restricted stock and stock options to eligible Named Executive Officers and other employees.  Equity incentives represent a significant element of our total compensation program.  As with other elements, the value received through various stock-based awards is included in our annual total compensation review process.  Each year, we collect and review competitive data from the peer group specifically on the use of, and value received through, equity incentives.  Our philosophy is that the award opportunity should match the range of awards made by our peers.  Individual awards may be further modified, based on a subjective assessment of individual performance, contribution, and future potential.

In 2011, our stockholders approved our 2011 Long-Term Incentive Plan (the “2011 Incentive Plan”).  The purpose of the 2011 Incentive Plan is to further align our long-term incentive program with that of our peers.  We asked stockholders to approve a total number of shares for the plan equal to 7.5% of the number of our shares issued and outstanding, which was approximately equal to the mean number of shares that other companies in our peer group requested in equity incentive plans submitted to their stockholders for approval during the three years preceding 2011.  Further, an annual total fixed award of 1.82% of the number of outstanding shares was approximately equal to the mean number of equity incentive awards granted by the other companies in our peer group.  Finally, a ratio of two-thirds of the annual award in options and one-third of the annual award in restricted stock was also approximately equal to the mean ratio of options and restricted stock granted by the other companies in our peer group.

Before 2011, our long-term incentive compensation consisted principally of restricted stock awards.  Restricted stock awards provide value in the form of our stock while resulting in the award of a smaller number of shares and lower dilution than the use of options and certain other types of equity awards.  In addition, the vesting conditions (discussed below) and opportunity for long-term capital appreciation, which are characteristic of restricted stock awards, help us achieve our objectives of retaining management and linking pay to our long-term stockholder value.  Restricted stock awards do not offer dividend or voting rights until they vest and the shares are subsequently released to the grantee.

Upon approval of the 2011 Incentive Plan and in keeping with the practice of our peer group companies, we decreased the number of restricted stock awards to each of our officers and added new stock option awards as the 2011 Incentive Plan provided.  The stock option awards now comprise two-thirds of our equity awards, with the balance being in the form of restricted stock awards.  Stock option awards directly align the interests of our executive officers and stockholders.  In 2011, the stockholders approved the grant of options and restricted stock awards in specific amounts, which were to be allocated among our Chief Executive Officer and our other executives by the Compensation Committee and the Board, after recommendations from the Compensation Committee.  The stock option grants reward executives for growth in the value of Company stock over the long term.  Stock options deliver value to an executive only if the share price, after the date of vesting, is above the grant price.  Therefore, stock options have a relatively greater impact on total compensation than restricted stock awards.

At the 2015 Annual Meeting, we are submitting to the stockholders for their approval a new 2015 Performance Incentive Plan under which future performance-based incentive awards will be granted, if the stockholders approve the plan.

Analysis of 2014 Equity Awards

Before 2011, our long-term incentive compensation was measurably lower than that of our peer group, dating back more than five years.  As discussed above, we believe that the implementation of our 2011 Incentive Plan has made our long-term compensation comparable to that of our peer group.

Vesting and Other Restrictions

Annual equity awards granted under our equity compensation plans typically vest 33% on each of the first three anniversaries of their grant date, contingent on continued employment with us.  In the case of supplemental awards, we may use a shorter or longer vesting period depending upon our retention objectives for the individual recipient.

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Grant Timing and Pricing

Before 2011, we granted annual stock awards generally at or near our regularly scheduled, fourth-quarter Board meeting each year.  In 2011, we granted our annual stock awards immediately following the approval of our 2011 Incentive Plan.  In 2013 and 2014, we granted our annual stock awards at our regularly scheduled, fourth-quarter Board meeting, and we plan to continue this practice in the future.  Notwithstanding our grant schedule, we do not grant stock awards before the release of material, nonpublic information that is likely to result in change in our stock price.  We may change the date upon which equity awards are granted if there is unreleased material, nonpublic information.

Retirement Compensation

We do not offer a defined benefit retirement or pension plan.  We do have a 401(k) Stock Bonus Plan under which we make annual contributions, in the form of FX Energy stock, to the retirement account of each of our Named Executive Officers.  Each executive is encouraged to retain the contributed stock for at least one year, and as of the date of this report, no executive has sold any of the shares we have contributed to their accounts.  We believe that offering this plan to executives is critical to achieve the objectives of attracting and retaining talent, particularly because we do not offer a defined benefit pension plan or any employee stock purchase, employee stock ownership, deferred compensation, or supplemental early retirement plans.

Other Compensation

We offer limited other perquisites and benefits to our executives, which are reflected in the relevant tables and narratives that follow.  The executives participate in basic Company-wide plans and programs, such as group medical, dental, and life insurance, in accordance with the terms of the programs and on the same terms as all other domestic, administrative employees.  We do not offer disability insurance, automobile allowances, Company-provided automobiles, club memberships/dues, financial planning allowances, security services, or sign-on or retention bonuses.

Clawback Policy

We have the right to “clawback” our long-term incentive compensation paid or vested to any current or former Chief Executive Officer, Chief Financial Officer, and any other executive officer who commits specific acts of fraud or dishonesty that result in a required restatement of our financial statements.  Additionally, the Chief Executive Officer or Chief Financial Officer might be required to reimburse us for any incentive compensation, bonus, or equity received or vested within the 12-month period following the filing of materially noncompliant financial reports requiring an accounting restatement due to specified misconduct.

Stock Ownership Guidelines

We have not set stock ownership guidelines for our directors and Named Executive Officers.  However, each member of our senior management owns Company stock equal to a minimum of 170% of his annual salary.  In addition, each of our independent directors also owns Company stock equal to a minimum of 140% of his annual cash compensation as a director.

Internal Pay Equity

Our core compensation philosophy is to pay our Named Executive Officers competitive levels of compensation that reflect their individual responsibilities and contributions to us, while providing incentives to achieve our business objectives.  While comparisons to compensation levels of similarly situated executives at companies in our peer group are beneficial in assessing the competitiveness of our various programs, we recognize that our compensation programs must also be internally consistent and equitable.  The Compensation Committee and Board evaluate the mix of the individual elements of compensation paid to our executives, as well as the overall composition and responsibilities of the executive team.  We do not have a formal policy that addresses Chief Executive Officer compensation multiples as they relate to other Named Executive Officers; however, the Chief Executive Officer’s total compensation has historically been less than 150% of the average total compensation of the other Named Executive Officers.

Our exploration initiative in Poland was originally founded by three individuals, David N. Pierce (currently the Chief Executive Officer), Andrew W. Pierce, and Jerzy B. Maciolek.  In recognition of their initial vision and ongoing contribution to our success, we keep the salaries of Andrew W. Pierce and Jerzy B. Maciolek at the same level.

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Risk Assessment

The Compensation Committee believes that its approach to choosing performance metrics and evaluation of performance results in the correct level of risk-taking, and assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives.  Several features of our programs reflect sound risk-management practices.  As examples, both net asset value and EBITDAX involve the use of net cash available or generated.  The Compensation Committee believes that, in a capital-intensive industry like oil and gas exploration, cash assets and cash flow, as well as long-term reserve growth and cost of finding reserves, are important determinants of our overall risk exposure.  We believe our overall compensation program provides a reasonable balance between short- and long-term objectives, which helps mitigate the threat of excessive risk-taking in the short term.  Further, the performance criteria established by the Compensation Committee in determining cash bonuses are Company-wide, and the Compensation Committee and Board regularly review Company risks and use their subjective judgment and discretion in recommending and approving bonus levels for our executives.  This is based on the Compensation Committee’s and the Board’s belief that applying Company-wide metrics encourages decision making that is in the best, long-term interests of our stockholders and us.  The multi-year vesting of our equity awards for executive compensation discourages excessive risk-taking and properly accounts for the time horizon of risk.

Tax Considerations

Impact of Internal Revenue Code Section 162(m)

Under the Omnibus Budget Reconciliation Act of 1993, provisions were added to the United States Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) under Section 162(m) that limit our federal income tax deductions for compensation expense in excess of $1 million paid to Named Executive Officers.  However, performance-based compensation can be excluded from the limit so long as it meets certain requirements.

None of our executives, including our Chief Executive Officer, has received nonperformance-based compensation in any given year in excess of $1 million.

Section 409A of the Internal Revenue Code

To the extent one or more compensation elements provided to executives are subject to Section 409A of the Internal Revenue Code, we intend that these elements be compliant so that the executives are not subject to increased income or penalty taxes imposed by Section 409A.  Section 409A requires that “deferred compensation” either comply with certain deferral election and payment rules or be subject to a 20% additional tax and in some circumstances penalties and interest imposed on the person who is to receive the deferred compensation.  We believe that if the adverse tax consequences of Section 409A become applicable to our compensation arrangements, such arrangements would be less efficient and less effective in incentivizing and retaining employees.  We intend to operate our compensation arrangements so that they are compliant with or exempt from Section 409A and have, therefore, amended or modified our compensation programs and awards, including our employment agreements, to the extent necessary to make them compliant or exempt.  We have also agreed to provide additional payments to our Named Executive Officers in the event that an additional tax is imposed under Section 409A.

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2014 Summary Compensation Table

The following table summarizes the compensation of any person who was our principal executive officer, principal financial officer, and three most highly compensated executive officers (“Named Executive Officers”) for the fiscal year ended December 31, 2014:

				Stock	Restricted	All Other
				Option	Stock	Compen-
		Salary	Bonus	Awards	Awards	sation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)

David N. Pierce	2014	$390,000	$153,563(3)	$93,569	$91,753	$90,007	$818,892(3)
President	2013	367,500	82,688(4)	116,876	118,124	86,891	772,079(4)
Chief Executive Officer	2012	367,500	192,938(5)	154,651	148,470	81,281	944,840(5)

Thomas B. Lovejoy	2014	262,500	68,906(3)	53,468	52,432	91,008	528,314(3)
Chairman(6)	2013	262,500	39,375(4)	66,787	67,499	81,920	518,081(4)
Executive Vice President	2012	262,500	91,875(5)	88,372	84,843	84,234	611,824(5)

Andrew W. Pierce	2014	294,000	86,822(3)	83,544	81,922	67,107	613,395(3)
Vice President Operations	2013	283,500	47,841(4)	104,353	105,470	64,053	605,217(4)
	2012	283,500	111,628(5)	138,082	132,566	61,179	726,955(5)

Jerzy B. Maciolek	2014	294,000	86,822(3)	83,544	81,922	84,984	631,272(3)
Vice President Exploration	2013	283,500	47,841(4)	104,353	105,470	84,926	626,090(4)
	2012	283,500	111,628(5)	138,082	132,566	75,147	740,923(5)

Clay Newton	2014	225,000	44,297(3)	50,126	49,155	77,073	445,651(3)
Vice President Finance	2013	225,000	25,313(4)	62,612	63,284	73,574	449,783(4)
	2012	225,000	59,063(5)	82,849	79,539	69,520	515,971(5)
________________

(1)
The amount includes the fair value of stock awards on the date of grant as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation, formerly Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment.  For a discussion of valuation assumptions, see Note 1 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.  The table below shows the 2014 stock grants to each of the Named Executive Officers:

Name	Stock Option Awards	Restricted Stock Awards
David N. Pierce	69,774	34,887
Thomas B. Lovejoy	39,871	19,936
Andrew W. Pierce	62,299	31,149
Jerzy B. Maciolek	62,299	31,149
Clay Newton	37,379	18,690

(2)	The amounts reported for each of the Named Executive Officers in “All Other Compensation” for 2014 are shown below (in dollars):
	Company Contributions
	to Defined Contribution	Insurance Premiums and
Name	401(k) Plans	Medical Reimbursement
David N. Pierce	$52,000	$37,007
Thomas B. Lovejoy	52,000	39,008
Andrew W. Pierce	52,000	15,107
Jerzy B. Maciolek	52,000	32,984
Clay Newton	45,000	32,073

(3)
The bonus consists of a preliminary award under our Performance Bonus Plan for 2014 that was reported in our annual report on Form 10-K for the year ended December 31, 2014.  A final award may be approved by the Board later in 2015.

(4)
The bonus consists of a preliminary award under our Performance Bonus Plan for 2013 that was reported in our annual report on Form 10-K for the year ended December 31, 2013.  There was no subsequent award for 2013 following the review of peer group operating and compensation data.

(5)
The bonus consists of a preliminary award under our Performance Bonus Plan for 2012 that was reported in our annual report on Form 10-K for the year ended December 31, 2012, plus a subsequent award that was approved by the Board in May 2013 following the review of peer group operating and compensation data.

(6)	Mr. Lovejoy resigned as director and Chairman in February 2015.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

We maintain the following executive compensation programs for our Named Executive Officers:

●	base salary;

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●	annual cash incentive compensation;

●	equity-based awards;

●	401(k) retirement benefits;

●	other employee benefits; and

●	employment and change in control agreements

We include further details regarding these programs, including information on performance criteria and vesting provisions, in the “Compensation Discussion and Analysis—Executive Compensation Philosophy” section on page 12.

Outstanding Equity Awards at 2014 Year-End

The following table reflects outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2014, for each of the Named Executive Officers.  The table also reflects unvested and unearned stock awards:

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market or
								Number	Payout
			Equity					of	Value of
			Incentive					Unearned	Unearned
	Number of		Plan				Market	Shares,	Shares,
	Securities		Awards:			Number of	Value of	Units or	Units or
	Underlying	Number of	Number of			Shares or	Shares or	Other	Other
	Unexer-	Securities	Securities			Units of	Units of	Rights	Rights
	cised	Underlying	Underlying			Stock	Stock	That	That
	Options (#)	Unexercised	Unexercised	Option	Option	Held That	That	Have	Have
	Exer-	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Not	Not
Name	cisable(1)	Unexercisable	Options(#)	Price($)	Date	Vested(#)	Vested($)(2)	Vested(#)	Vested($)

David N. Pierce	71,099	-	71,099	$5.06	09/16/21	69,829(3)	$108,235	-	-
	46,580	23,289	69,869	4.25	11/15/22	-	-	-	-
	23,299	46,597	69,896	3.38	11/15/23	-	-	-	-
	-	69,774	69,774	2.63	11/20/24	-	-	-	-

Thomas B. Lovejoy	40,628	-	40,628	5.06	09/16/21	39,903(4)	61,850	-	-
	26,617	13,308	39,925	4.25	11/15/22	-	-	-	-
	13,314	26,627	39,941	3.38	11/15/23	-	-	-	-
	-	39,871	39,871	2.63	11/20/24	-	-	-	-

Andrew W. Pierce	63,481	-	63,481	5.06	09/16/21	62,348(5)	96,639	-	-
	41,589	20,794	62,383	4.25	11/15/22	-	-	-	-
	20,803	41,604	62,407	3.38	11/15/23	-	-	-	-
	-	62,299	62,299	2.63	11/20/24	-	-	-	-

Jerzy B. Maciolek	63,481	-	63,481	5.06	09/16/21	62,348(5)	96,639	-	-
	41,589	20,794	62,383	4.25	11/15/22	-	-	-	-
	20,803	41,604	62,407	3.38	11/15/23	-	-	-	-
	-	62,299	62,299	2.63	11/20/24	-	-	-	-

Clay Newton	38,089	-	38,089	5.06	09/16/21	37,410(7)	57,986	-	-
	24,954	12,476	37,430	4.25	11/15/22	-	-	-	-
	12,482	24,962	37,444	3.38	11/15/23	-	-	-	-
	-	37,379	37,379	2.63	11/20/24	-	-	-	-

(1)
We granted all options effective for 10 years.  The options vest ratably over a three-year period beginning with the first third vesting one year after the date of grant, the second third vesting two years after the date of grant, and the final third vesting three years after the date of grant.

(2)	Market value of shares of stock that have not vested is based on the December 31, 2014, closing market price for a share of our common stock, which was $1.55.

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(3)
Mr. Pierce’s restricted shares will vest as follows: 11,645 shares on November 15, 2015; 11,649 shares on November 15, 2015; 11,650 shares on November 15, 2016; and 34,887 shares in three equal annual installments beginning November 20, 2015.  All of the restricted shares will also vest if we terminate his employment other than for cause or if he dies, retires, or becomes disabled.  Restricted stock awards also vest fully on a change in control.

(4)
Mr. Lovejoy’s restricted shares will vest as follows: 6,654 shares on November 15, 2015; 6,657 shares on November 15, 2015; 6,656 shares on November 15, 2016; and 19,936 shares in three equal annual installments beginning November 20, 2015.  All of the restricted shares will also vest if we terminate his employment other than for cause or if he dies, retires, or becomes disabled.  Restricted stock awards also vest fully on a change in control.

(5)
Mr. Pierce’s restricted shares will vest as follows: 10,398 shares on November 15, 2015; 10,401 shares on November 15, 2015; 10,402 shares on November 15, 2016; and 31,149 shares in three equal annual installments beginning November 20, 2015.  All of the restricted shares will also vest if we terminate his employment other than for cause or if he dies, retires, or becomes disabled.  Restricted stock awards also vest fully on a change in control.

(6)
Mr. Maciolek’s restricted shares will vest as follows: 10,398 shares on November 15, 2015; 10,401 shares on November 15, 2015; 10,402 shares on November 15, 2016; and 31,149 shares in three equal annual installments beginning November 20, 2015.  All of the restricted shares will also vest if we terminate his employment other than for cause or if he dies, retires, or becomes disabled.  Restricted stock awards also vest fully on a change in control.

(7)
Mr. Newton’s restricted shares will vest as follows: 6,238 shares on November 15, 2015; 6,241 shares on each of November 15, 2015 2016; and 18,690 shares in three equal annual installments beginning November 20, 2015.  All of the restricted shares will also vest if we terminate his employment other than for cause or if he dies or becomes disabled.  Restricted stock awards also vest fully on a change in control.

Option Exercises and Stock Vested During 2014

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise (#)	on Exercise ($)(1)	Acquired on Vesting (#)	on Vesting ($)(2)
David N. Pierce	--	$ --	35,145	$100,106
Thomas B. Lovejoy	--	--	20,082	57,201
Andrew W. Pierce	--	--	31,379	89,379
Jerzy B. Maciolek	--	--	31,379	89,379
Clay Newton	--	--	18,827	53,626

(1)	This value is the difference between the option exercise price and the market value of the underlying shares on the date of exercise, multiplied by the number of shares.
(2)	This value is the market value of the shares on the vesting date multiplied by the number of shares.

Other Potential Post-Employment Compensation

Our analysis of the accumulated wealth of our Named Executive Officers shows that a significant portion of their financial well-being is dependent on their compensation and the performance of our common stock.  Accordingly, as part of our program to retain our key employees, we have extended employment and change in control agreements to all of our Named Executive Officers.  These are separate agreements, with the employment agreement covering only the terms of employment and the change in control agreement covering only a change in Company control.  The following summaries describe potential payments payable to our Named Executive Officers upon termination of employment or a change in control.  The actual payments to executives are contingent upon many factors as of the time benefits would be paid, including elections by the executive and tax rates, as well as the discretion of the Compensation Committee.

Employment Agreements

We have entered into agreements with each of our Named Executive Officers providing for the terms of employment.  Each of the agreements has an initial term of two and one-half years; provided, however, that such agreements will automatically be renewed each anniversary for successive two and one-half year terms unless we deliver to the applicable executive written notice of nonrenewal at least 40 days before the expiration date.  Accordingly, the term of all of these agreements expires on July 1, 2017.  Notwithstanding the foregoing, these agreements automatically terminate upon the earlier of a change in corporate control (as defined in the change in corporate control agreements described below) or may be terminated by us for cause upon the employee’s death or disability or by the employee for our breach.

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Change in Control Agreements

We also have agreements with our Named Executive Officers providing for certain enhanced severance benefits only in the event of severance following a change in corporate control.  Each of the double-trigger agreements has an initial term of one year, and the expiration date will automatically be extended for one additional year unless in the 60-day period immediately preceding any anniversary date of the agreement either we or the applicable executive rejects such automatic extension.  The term of these agreements expires on December 31, 2015.

David N. Pierce

If, following a change in control, we terminate Mr. Pierce’s employment other than for cause or Mr. Pierce resigns for the reasons defined in the agreement (all as defined in the agreement), Mr. Pierce will be entitled to severance pay and up to 24 months of continued healthcare coverage.  The severance pay is payable in a lump sum six months after his termination and is equal to two times the greater of: (i) his then-current annual base salary; or (ii) his salary plus bonus compensation for the year most recently ended, including amounts subsequently awarded under our Performance Bonus Plan respecting such year after final peer group performance data are available.  In addition, all unvested options, restricted shares, and other equity-based awards will be immediately vested.  Under Mr. Pierce’s change in control agreement, Mr. Pierce will be entitled to receive similar severance payments and benefits as those described above if we terminate his employment other than for cause or Mr. Pierce’s employment is terminated by death or disability within two years after a change in control (as defined in the agreement).  The agreements do not provide for a gross-up of income taxes resulting from a payment under either of the agreements for Mr. Pierce or for any of our other Named Executive Officers.

If Mr. Pierce’s employment had been terminated under the circumstances noted in the table below as of December 31, 2014, payments and benefits to him would have an estimated potential value as follows:

			Value of
			Accelerated
Termination Reason	Cash Severance	Benefits(1)	Equity Awards	Total(1)
Retirement / Voluntary / With Cause	$ -	$ -	$ -	$ -
Without Cause / Change in Control / Death	1,087,125	46,298	108,235	1,241,658

(1)      Includes two years of group medical, dental, and life insurance premiums.

Named Executive Officers (Other Than David N. Pierce)

The change in control agreements of the Named Executive Officers other than David N. Pierce have the same terms as discussed above regarding his agreement.  Assuming the employment of the Named Executive Officers noted in the tables below was terminated under the circumstances noted in the table on December 31, 2014, payments and benefits to each Named Executive Officer would have estimated potential values as follows:

			Value of
			Accelerated
Termination Reason	Cash Severance	Benefits(1)	Equity Awards	Total(1)
Retirement / Voluntary / With Cause	$ -	$ -	$ -	$ -
Without Cause / Change in Control / Death	s
Thomas B. Lovejoy	662,813	46,298	61,850	770,961
Andrew W. Pierce	761,644	s18,658	96,639	876,941
Jerzy B. Maciolek	761,644	32,672	96,639	890,955
Clay Newton	538,594	27,230	57,986	623,810

(1)      Includes two years of group medical, dental, and life insurance premiums.

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DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation earned by or awarded to each nonemployee director who served on our Board in 2014.  Directors who are our employees are not compensated for their services:

					Change in
					Pension
	Fees			Non-Equity	Value and
	Earned			Incentive	Nonqualified
	or			Plan	Deferred	All Other
	Paid in	Option	Stock	Compen-	Compen-	Compen-
	Cash	Awards	Awards	sation	sation	sation
Name	($)(1)	($)	($)(2)	($)	Earnings	($)	Total ($)
Dennis B. Goldstein(3)	$51,000	$26,735	$26,213	-	-	$ -	$103,948
Arnold S. Grundvig Jr.(4)	56,000	13,367	13,108	-	-	-	82,475
Richard Hardman(5)	85,000	60,152	58,986	-	-	-	204,138
H. Allen Turner(4)(6)	56,000	13,367	13,108	-	-	-	82,475

(1)      Nonemployee directors receive the following annual cash compensation:
•	an annual retainer of $20,000;
•	an additional annual retainer of $20,000 for the Lead Director;
•	an additional annual retainer of $20,000 for the Capital Markets Director;
•	an additional annual retainer of $25,000 for the Chairman of the Compensation Committee;
•	an additional annual retainer of $57,000 for the Technical Advisor;
•	an additional annual retainer of $5,000 for the Chairman of the Audit Committee;
•	a fee of $2,000 for each Board meeting attended;
•	a fee of $750 for each Audit Committee meeting attended; and
•
each director is entitled to reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities.

(2)      Nonemployee directors received the following awards:
•	an annual grant of 4,984 shares of restricted stock and 9,968 stock options;
•	an additional annual grant of 4,984 shares of restricted stock and 9,968 stock options for the Lead Director; and
•	an additional annual grant of 17,444 shares of restricted stock and 34,887 stock options for the Technical Advisor.
The amount includes the fair value of stock awards on the date of grant as calculated in accordance with FASB ASC Topic 718.  For a discussion of valuation assumptions, see Note 1 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.
(3)	Lead Director and Chairman of the Nomination and Governance Committee.
(4)
Mr. Grundvig served as Chairman of the Audit Committee until June 4, 2007, at which time Mr. Turner was appointed to serve as Chairman of the Audit Committee.  Mr. Grundvig was appointed Chairman of the Compensation Committee in 2009.

(5)	Technical Advisor to the Board. Mr. Hardman resigned as a director in February 2015.
(6)	Capital Markets Advisor to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process for us on the Board’s behalf.  In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the Annual Report and filed with the Securities and Exchange Commission.  The Audit Committee also reviewed the unaudited financial statements filed with each of our quarterly reports on Form 10-Q.

The Audit Committee discussed with management and the independent registered public accountants the acceptability and the quality of the accounting principles used in the financial statements.  These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, the reasonableness of the significant judgments and management decisions made in developing the financial statements, and the independent registered public accountants’ evaluation of our internal controls.

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The Audit Committee met in executive session with our independent registered public accounting firm and discussed issues deemed significant by the accounting firm, including those required by Public Company Accounting Oversight Board AU 380, Communication with Audit Committees.  In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from us and our management, including the matters in the written disclosures required by Public Company Accounting Oversight Board Rule 3526; received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence; and considered whether the provision of nonaudit services was compatible with maintaining the accounting firm’s independence.

The Audit Committee has also discussed with our management and our independent registered public accountants issues related to the overall scope and objectives of the audits conducted, the internal controls used by us, and the selection of our independent registered public accountants.

The Audit Committee discussed with management our disclosure controls and procedures and the certifications by our Principal Executive Officer and Principal Financial Officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of our filings with the Securities and Exchange Commission.  During 2014, we did not engage Grant Thornton LLP or PWC to perform any management or financial information systems design consulting services.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

The foregoing report has been furnished by:	H. Allen Turner, Chairman
Arnold S. Grundvig Jr.
Dennis B. Goldstein

PROPOSAL 2.
APPROVAL OF THE FX ENERGY, INC., 2015 PERFORMANCE INCENTIVE PLAN

Introduction

Our Board considers equity-based compensation an essential tool to attract, motivate, and retain our officers, key employees, and directors and to align their interests with the interests of our stockholders.  Consistent with this view, the Compensation Committee, all of whose members are independent directors, has unanimously approved and recommended to the Board, and the Board unanimously adopted, subject to the approval of our stockholders, the FX Energy, Inc., 2015 Performance Incentive Plan (the “2015 Performance Plan”).  The 2015 Performance Plan will provide key flexibility that we need to keep pace with our competitors and effectively attract, motivate, and retain the caliber of employees and directors essential to our success.

We currently grant equity awards under our 2011 Incentive Plan.  If approved by our stockholders, the 2015 Performance Plan will become effective, the shares remaining available for award under the 2011 Incentive Plan will become available for award under our 2015 Performance Plan, and no more shares will be awarded under the 2011 Incentive Plan.  If the 2015 Performance Plan is not approved by the stockholders, the stockholder-approved 2011 Incentive Plan will remain in effect.  There are no outstanding equity awards whose issuance is contingent on the approval of the 2015 Performance Plan.

We are asking our stockholders to approve the 2015 Performance Plan: (i) to qualify certain compensation under the 2015 Performance Plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code; (ii) to satisfy NASDAQ Global Markets listing requirements relating to equity compensation plans; and (iii) to qualify certain stock options authorized under the 2015 Performance Plan for treatment as incentive stock options (“ISOs”) for purposes of Section 422 of the Internal Revenue Code.

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Background for the Determination of the Share Request under the 2015 Performance Plan

In its determination to recommend that the Board approve the 2015 Performance Plan, the Compensation Committee reviewed data obtained from Equilar, Inc., an independent compensation data compiler.  This analysis included certain equity incentive grant rates, sometimes referred to as the “run rate” expressed as a percentage of the outstanding stock; stock dilution and overhang metrics expressed as a percentage of outstanding stock; peer group market practices and trends; and the costs of the 2015 Performance Plan, including the estimated stockholder value transfer cost.  The following table illustrates how equity award practices under our 2011 Incentive Plan for the years 2011 through 2013 compared to companies included in our peer group, our Equilar Market Peers (which is used by Glass-Lewis, a proxy advisory firm), and a further group of GICS (Global Industry Classification Standard) Peers (which simulates our ISS-determined peer group):

	FX Energy	FX Energy Peer Group	Equilar Market Peers	GICS Peers
Run rate(1)
3-year average	1.82%	1.92%	2.18%	2.00%
FX Energy percentage of mean		95%	83%	91%

Overhang(2)
3-year average	3.65%	9.16%	9.32%	7.34%
FX Energy percentage of mean		40%	39%	50%

Total stock compensation (in thousands)
3-year average	$2,307	$2,669	$2,986	$3,048
FX Energy percentage of mean		86%	77%	76%
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(1)      Number of options granted annually as a percentage of outstanding shares.
(2)      Total options outstanding as percentage of outstanding shares.

During this same three-year period, we note the following concerning new plan proposals from the same three peer groups:

	FX Energy Peer Group	Equilar Market Peers	GICS Peers
Number of proposed plans	8	9	15
Share request as percentage of total shares outstanding	5.57%	6.84%	10.42%

The 2015 Performance Plan will authorize us to issue awards respecting a maximum of 3,500,000 shares of our common stock, which is equal to approximately 6.5% of our currently outstanding shares, plus the number of shares available to be granted under the 2011 Incentive Plan on the date of stockholder approval of the 2015 Performance Plan, which may include authorized but unissued shares, treasury shares, or a combination of the foregoing.  As of December 31, 2014, the 2011 Incentive Plan had 604,852 shares available for issuance.

The total aggregate equity value of the additional authorized shares being requested under the 2015 Performance Plan (net of the shares remaining available for issuance under the 2011 Incentive Plan), based on the closing price of $1.25 for one share of our common stock on March 31, 2015, is $5.1 million.  Based upon our analysis, we estimate that the potential stockholder value transfer applicable to the new 2015 Performance Plan is approximately 7.5% of our market capitalization.  This number falls within an allowable range under the announced 2015 policies of principal stockholder proxy advisory services.

As discussed below, we will develop performance-based metrics that our Compensation Committee and Board will use to grant a significant portion of awards under the 2015 Performance Plan.  We plan to maintain an annual run rate of less than 2.00% of the number of outstanding shares, which also compares favorably to our peer groups and falls within an allowable range under the announced 2015 policies of principal stockholder proxy advisory services.  Based on this run rate, we estimate that the shares reserved for issuance under the 2015 Performance Plan would be sufficient for approximately four years of awards.

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Benefits of the 2015 Performance Plan

A large part of our success depends on the performance and commitment of our key personnel.  Stock-based, long-term incentives assist us in attracting, retaining, motivating, and rewarding talented employees, directors, and consultants.  Providing equity grants creates long-term participation in our Company and aligns the interests of our employees, directors, and other service providers with the interests of our stockholders.  The use of equity awards as compensation also allows us to conserve cash resources for other important purposes.  The 2015 Performance Plan provides the Compensation Committee and the Board with the flexibility to effectively use the shares under the plan to provide incentives to our personnel.  The 2015 Performance Plan contains provisions we believe are consistent with best practices in equity compensation and that we believe further protect our stockholders’ interests, which include:

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Without stockholder approval, the 2015 Performance Plan prohibits any alteration or amendment that operates to increase the total number of shares of common stock that may be issued under the 2015 Performance Plan (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the 2015 Performance Plan.  Stockholders will have the opportunity to see how successful the 2015 Performance Plan is before approving any additional shares.

●
In the event of a change in control, the 2015 Performance Plan requires a “double trigger” in order to accelerate vesting for options granted to executive employees.  This “double trigger” requires the specified acceleration only if both a defined change of control occurs and the executive is terminated as a result of such change of control.

●	Awards may not be repriced, replaced, or regranted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award.

Future Performance-Based Plan Awards

The 2015 Performance Plan authorizes performance-based awards.  If the stockholders approve the plan, the Compensation Committee will develop and recommend to the Board for approval specific performance-based criteria that will govern a significant portion of future equity and other incentive awards under the 2015 Performance Plan.  We anticipate that such performance metrics will include objective criteria and be based on the similar practices of other companies in our peer group, with particular consideration of long-term total stockholder return.  The performance criteria and metrics that the Board will adopt will also be designed to constitute preestablished, objective performance goals governing awards to covered executive employees under Section 162(m) of the Internal Revenue Code.
For each performance award, the plan administrator will determine: (i) the individual participants to which performance objectives apply and the target amount a participant may earn in the form of cash or shares of common stock if performance objectives are obtained; (ii) the performance criteria against which participants’ performance will be measured; (iii) the objective formula or standard that reflects the level of achievement versus such performance criteria that will determine the amount payable or number of shares of common stock to be granted, issued, retained, and/or vested; (iv) the performance period over which performance is to be measured, which may not be shorter than one year; (v) the timing of any payments to be made; (vi) restrictions on the transferability of the award; and (vii) other terms and conditions that are not inconsistent with the 2015 Performance Plan.  To qualify as performance-based compensation, the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m).

The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function, or business unit of FX Energy in which the participant is employed, and may consist of one or more of any combination of the following criteria:

●	stock price

●	revenue growth over a specified period

●	production volumes

●	net asset value

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●	cash flow

●	operating income before or after all or any of interest, taxes, depreciation, depletion, amortization, or extraordinary or special items

●	total return to stockholders

●	cash flow return on investment (discounted or otherwise)

●	earnings per share

●	net income

●	net cash provided by operations

●	profit margin

●	contribution margin

●	operating margin

●	revenues

●	oil and gas reserve volume or value growth

●	oil and gas reserve finding cost

●	earnings from operations; operating income

●	cash flow in excess of cost of capital

●	return on investment, total capital, invested capital, equity or assets

●	goals relating to acquisitions or divestitures of subsidiaries, affiliates, and joint ventures

●
strategic business criteria relating to exploration or expansion strategies, strategic partnering, business or proprietary expansion, cost targets, management of employment practices and employee benefits, or supervision of litigation or information technology

The performance-based criteria to be developed and established by the Compensation Committee will also be structured to meet the requirements of Section 162(m) of the Internal Revenue Code.  A performance award meeting the requirements of Section 162(m) is an award payable in cash (including an annual bonus award) or common stock, or a combination thereof, upon the achievement of certain performance goals over a performance period.  Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards.

Based on a review of deferred compensation practices in our industry, there is increasing use of performance-based incentive awards by public companies.  The majority of companies of all sizes are using performance metrics to at least some degree in connection with short-term or annual cash bonus incentives. For long-term equity incentive compensation, smaller market capitalization companies use both time-based vesting plans and performance–based plans, with time-based vesting plans making up a larger part of their compensation than performance-based plans.  Nearly all of the larger companies use a more balanced blend of time-based vesting and performance-based plans.  We have been using performance metrics for several years now in connection with our short-term incentive plan, and we believe it is appropriate now to base a significant portion of our long-term equity awards on performance metrics.
We will include in our proxy statement for the 2016 annual meeting details of award grants and a discussion of the criteria used to grant performance-based awards under the 2015 Performance Plan, including any applicable performance metrics.

Summary of the Plan

The following is a summary of the 2015 Performance Plan and is qualified in its entirety by reference to the full text of the 2015 Performance Plan, which is attached as Appendix A to this proxy statement and incorporated herein by reference.

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Types of Awards

Stock Options

Stock options provide the right to purchase shares of our common stock at a price not less than their fair market value on the date of grant (which date may not be earlier than the date that the plan administrator takes action respecting such grants).  Stock options may be exercised during a term of not less than seven years or more than 10 years from the date of grant, as determined at the time of grant.  The number of options will be awarded to eligible participants in the amounts as the plan administrator may determine.  One-third of these options will vest on each of the first, second, and third anniversaries of the date of grant.  Stock options may consist of ISOs, nonqualified stock options, or any combination of the foregoing awards.

The stock option price is payable at the time of exercise: (i) in cash; (ii) by tendering unrestricted shares of our common stock that are already owned by the stock option holder and have a value at the time of exercise equal to the stock option price; (iii) by cashless or broker-assisted exercise; (iv) by any combination of the foregoing methods of payment; or (v) through any other method approved by the plan administrator.  Any grant of stock options may provide for deferred payment of the stock option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares (although, in the case of executive officers and directors, this payment method may be affected by the restrictions on personal loans to executive officers provided by the Sarbanes-Oxley Act of 2002).

Restricted Shares

An award of restricted shares constitutes an immediate transfer of ownership of a specified number of shares of common stock to the recipient, without the payment of a purchase price, in consideration of the performance of services.  Unless otherwise provided by the plan administrator, the participant is entitled immediately to voting, dividend, and other ownership rights in the shares.  However, any right to dividends respecting restricted shares that vest based on the achievement of performance objectives will be subject to the same terms and conditions as the restricted shares.  Restricted shares are awarded to eligible participants in such amounts as the plan administrator may determine.  One-third of this restricted stock will vest on each of the first, second, and third anniversaries of the date of grant.

Restricted shares must be subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Internal Revenue Code, based on continued service, the achievement of performance objectives, or upon the occurrence of other events as determined by the plan administrator, at its discretion.  In order to enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in the manner prescribed by the plan administrator on the date of grant for the period during which such forfeiture provisions are to continue.  Except as otherwise provided in the 2015 Performance Plan or the applicable restricted shares award agreement: (i) any vesting condition based on the achievement of performance objectives will be based on a performance period of at least one year; and (ii) any vesting based on continued service will provide for full vesting in one-third portions over three years.

Restricted Share Units

Subject to the restrictions previously noted, our plan administrator may, at any time and from time to time, grant or sell restricted share units to participants in such number as the plan administrator determines in its discretion.

Restricted share units constitute an agreement to deliver shares of our common stock to the recipient in the future at the end of a restriction period and subject to the fulfillment of such conditions as the plan administrator may specify, including the achievement of one or more performance objectives.

To the extent earned, the participant will receive payment of restricted share units at the time and in the manner determined by our plan administrator in cash, shares of common stock, restricted shares, or any combination thereof.

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During the restriction period, the participant has no right to transfer any rights under his or her award and no right to vote or receive dividends on the shares covered by the restricted share units, but the plan administrator may authorize the payment of dividend equivalents respecting the restricted share units.  However, any right to dividend equivalents for restricted share units that vest based on the achievement of performance objectives will be subject to the same terms and conditions as the restricted share units.

Except as otherwise provided in the 2015 Performance Plan or the applicable restricted share unit award agreement: (i) any vesting condition based on the achievement of performance objectives will be based on a performance period of at least one year; and (ii) any vesting based on continued service will provide for full vesting in one-third portions over three years.

Stock Appreciation Rights

Subject to the restrictions previously noted, our plan administrator may, at any time and from time to time, grant stock appreciation rights (or “SARs”) to participants in such number as the plan administrator determines in its discretion.  The grant price for each SAR will be determined by the plan administrator, in its discretion, and will be at least equal to the fair market value of a share on the date of grant.  All SARs shall have a term of not less than seven or more than 10 years from the date of grant, as specified at the time of grant.

Upon the exercise of a SAR, the holder is entitled to receive payment in an amount determined by multiplying the excess of the fair market value of a share of our common stock on the date of exercise over the grant price, by the number of shares for which the SAR is exercised.  Each grant will specify whether the payment will be in cash, shares of our common stock of equivalent value, or in some combination thereof.

Each grant of a SAR must specify: (i) the period of continuous employment that is necessary before the SAR becomes exercisable; and (ii) the extent to which the holder will have the right to exercise the SAR following termination.  Our plan administrator will determine these terms in its discretion, and these terms need not be uniform among all participants.

Other Share-Based Awards

Subject to the restrictions previously noted, our plan administrator may, at any time and from time to time, grant or sell other share-based awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock or factors that may influence the value of such shares.  For example, the awards may include shares of common stock granted as a bonus, convertible or exchangeable debt securities or other securities, purchase rights for shares, or awards with value and payment contingent upon performance of our Company or our subsidiaries or other factors determined by the plan administrator.

The plan administrator will determine the terms and conditions of these other share-based awards.  Shares of common stock delivered pursuant to these types of awards will be purchased for the consideration, by methods, and in the forms as the plan administrator determines.  Other share-based awards may be granted with a right to receive dividend equivalents.  However, any right to dividend equivalents respecting another share-based award that vests based on the achievement of performance objectives will be subject to the same terms and conditions as the other share-based award.  Except as otherwise provided in the 2015 Performance Plan or the applicable award agreement for other share-based awards: (i) any vesting condition based on the achievement of performance objectives will be based on a performance period of at least one year; and (ii) any vesting based on continued service will provide for full vesting in one-third portions over three years.

Cash-Based Awards

We may also grant cash-based awards under the 2015 Performance Plan.  A cash-based award gives a participant a right to receive a specified amount of cash, subject to terms and conditions established by the plan administrator, which may include continued service and/or the achievement of performance objectives.

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Section 162(m) Eligibility

The plan administrator will determine whether specific performance awards are intended to constitute qualified performance-based compensation within the meaning of Section 162(m).  Even if stockholders approve the performance criteria set forth in the 2015 Performance Plan for purposes of the 162(m) exception, the plan administrator may determine to pay compensation that is not qualified under Section 162(m) and that is not deductible by reason thereof.  In order to constitute performance-based compensation under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of preestablished, objective performance goals set by our plan administrator and linked to stockholder-approved performance criteria.

Clawback Provision

All awards granted under the 2015 Performance Plan (and any proceeds, gains, or other economic benefit received by a participant in relation to any award under the 2015 Performance Plan) will be subject to the provisions of our current compensation claw-back policy, which we adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as any revisions we may implement.

Plan Limits

We will be authorized to issue awards respecting a maximum of 3,500,000 shares of our common stock under the 2015 Performance Plan, plus the number of shares available to be granted under the 2011 Incentive Plan on the date of stockholder approval of the 2015 Performance Plan, which may include authorized but unissued shares, treasury shares, or a combination of the foregoing.  In addition, the following shares will be available for award under the 2015 Performance Plan:

●	shares covered by an award, including awards from prior plans, that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such shares;

●	shares covered by an award that is settled only in cash;

●
shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become participants as the result of a merger or other corporate transaction involving such company and our Company or any of our subsidiaries (with specified exceptions);

●	shares from awards exercised for, or settled in, vested and nonforfeitable shares that are later returned to us pursuant to any compensation recoupment policy, provision, or agreement;

●	shares subject to stock options deemed surrendered in a net exercise of stock options; and

●	shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of any stock option or vesting of any award.

Notwithstanding the foregoing, however, shares that have actually been issued under the 2015 Performance Plan, whether upon exercise of a stock option or upon the vesting of restricted shares or restricted share units, shall not be returned to the 2015 Performance Plan and shall not become available for future awards under the 2015 Performance Plan, except that if restricted shares are repurchased by us at their original purchase price, such shares shall become available for future award under the 2015 Performance Plan.  Without limiting the foregoing, only the number of shares used to settle any SAR upon exercise shall count against the number of shares available for awards under the 2015 Performance Plan regardless of the number of shares subject to any SAR.

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The 2015 Performance Plan imposes various limits on the number of shares of our common stock that may be issued or transferred under the 2015 Performance Plan.  In order to comply with the rules applicable to ISOs, the 2015 Performance Plan provides that all of the shares available may be issued as ISOs.  In order to comply with the exemption from Section 162(m) of the Internal Revenue Code relating to performance-based compensation, the 2015 Performance Plan imposes the following additional individual limits on awards intended to satisfy that exemption:

●	the maximum aggregate number of shares that may be subject to stock options or SARs granted in any calendar year to any one participant will be 400,000 shares;

●
the maximum aggregate number of shares of restricted shares and shares subject to restricted share units and other share-based awards granted in any calendar year to any one participant will be 200,000 shares;

●
the maximum aggregate compensation that can be paid pursuant to other share-based awards or cash-based awards granted in any calendar year to any one participant will be $2,000,000 or a number of shares having an aggregate fair market value not in excess of such amount; and

●	the maximum dividend equivalents that may be paid in any calendar year to any one participant will be $100,000.

Administration

Our Board has any or all of the authority and responsibility as the plan administrator under the 2015 Performance Plan and may act as plan administrator for any and all purposes or may delegate such responsibilities to the Compensation Committee or another committee.  In addition, to the extent permitted by applicable laws, our Board or other plan administrator may expressly delegate to one or more directors or officers some or all of the plan administrator’s authority, within specified parameters, to administer the 2015 Performance Plan.

The 2015 Performance Plan will be administered by our Board, except as it delegates responsibility and authority to our Compensation Committee or such other committee as our Board selects consisting of two or more directors, each of whom is intended to be a “nonemployee director” within the meaning of Rule 16b-3 of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Internal Revenue Code, and an “independent director” under the Nasdaq rules.  The Board will have full and final authority in its discretion to take all actions determined to be necessary in the administration of the 2015 Performance Plan.

No resolution of the Board or a delegated committee to approve a compensation plan or provide compensation payable to, or benefits in favor of, executive officers will be effective if the combined number of dissenting or abstaining Board or committee members exceeds one.  All awards qualifying as performance-based compensation for purposes of Internal Revenue Code Section 162(m) must be approved by a committee consisting of two or more independent directors who are not our current employees, are not former employees still receiving compensation for prior services, have not been officers, and are not receiving compensation in any capacity other than as a director.  Our Compensation Committee currently consists of three directors, all of whom meet the foregoing independence criteria under Section 162(m).

Eligibility

The 2015 Performance Plan provides that awards may be granted to our employees (including employees of our subsidiaries), consultants, and nonemployee directors, except that ISOs may be granted only to employees.  Three nonemployee directors and approximately 50 employees would currently be eligible to participate in the 2015 Performance Plan.

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Duration and Modification

The 2015 Performance Plan will terminate on February 12, 2025, or such earlier date as our Board may determine.  The 2015 Performance Plan will remain in effect for outstanding awards until no awards remain outstanding.  The Board may amend, suspend, or terminate the 2015 Performance Plan at any time, but stockholder approval is required for any amendment to the extent necessary to comply with the NASDAQ rules or applicable laws.  Currently, the Nasdaq rules would require stockholder approval for a material amendment of the 2015 Performance Plan, which would generally include: (i) a material increase in the number of shares available under the plan; (ii) a material increase in benefits to participants, including any material change to permit repricing of outstanding stock options, to reduce the price at which shares or stock options may be offered, or to extend the duration of the plan; (iii) an expansion of the class of participants eligible to participate in the plan; and (iv) any expansion of the types of awards provided under the plan.  Except as otherwise provided in the 2015 Performance Plan, an amendment of the 2015 Performance Plan or any award may not adversely affect in a material way any outstanding award without the consent of the affected participant, provided that the plan administrator may amend the plan or any award without a participant’s consent to the extent the plan administrator deems necessary to comply with applicable law.

Acceleration of Awards

If a participant’s employment or service terminates upon death, retirement after at least 15 years of service (six years in the case of directors), or disability or because of our breach of any employment agreement or unauthorized significant change in the scope or nature of employee’s duties: (i) all unvested stock options, restricted share units, restricted shares, and other awards whose vesting is not contingent on reaching any performance benchmarks in the future, other than merely the passage of time, shall automatically vest and become immediately exercisable, and all restrictions and forfeiture provisions pursuant to such awards shall automatically and immediately terminate, except that the vesting of any unvested stock options, restricted share units, restricted shares, and other awards whose vesting is contingent on reaching performance benchmarks in the future, other than merely the passage of time, shall not be accelerated; and (ii) the participant, unless the plan administrator shall otherwise provide in the award agreement, shall be entitled to a payment for the awards intended to qualify for the performance-based exception at the end of the performance period based on the extent to which achievement of the performance objectives was satisfied at the end of such period (as determined at the end of the period) and prorated for the portion of the performance period during which the participant was employed by us or our subsidiary.

If a participant’s employment is terminated by us for cause or terminates for any reason other than as set forth in the above paragraph: (i) any stock option or SAR that has not vested, expired, or been terminated shall terminate on the date of termination of employment or other relationship with us and our subsidiaries; (ii) except as provided herein or in the award agreement, a participant shall not be entitled to any payment respecting a performance period of an award intended to qualify for the performance-based exception; and (iii) any shares of restricted stock as to which restrictions do not lapse as provided herein shall terminate at the date of the participant’s termination of employment and such shares of restricted stock shall be forfeited to us.

Change in Control

In the event of a change of control and the subsequent termination of a participant’s employment or Board service: (i) all unvested stock options, restricted share units, restricted shares, and other awards whose vesting is not contingent on reaching any performance benchmarks in the future, other than merely the passage of time, shall automatically vest and become immediately exercisable, and all forfeiture provisions pursuant to such awards shall automatically and immediately terminate, except that the vesting of any unvested stock options, restricted share units, restricted shares, and other awards whose vesting is contingent on reaching performance benchmarks in the future, other than merely the passage of time, shall not be accelerated; and (ii) the participant, unless the plan administrator shall otherwise provide in the award agreement, shall be entitled to a payment for the awards intended to qualify for the performance-based exception at the end of the performance period based on the extent to which achievement of the performance objectives was satisfied at the end of such period (as determined at the end of the period) and prorated for the portion of the performance period during which the participant was employed by us or our subsidiary.

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Under the 2015 Performance Plan, “change of control” means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that such a change in control shall be deemed to have occurred if: (x) any person other than us or any person who on the date hereof is our director or officer is or becomes the beneficial owner, directly or indirectly, of securities representing 20% of the combined voting power of our then-outstanding securities; (xi) there is a merger or consolidation of the Company; or (xii) our business or businesses for which the participant’s services are principally performed are disposed of by us pursuant to our partial or complete liquidation, a sale of our assets, or otherwise.

Forfeiture and Repayment of Awards

If a participant’s employment or service is terminated by us for cause, then further vesting of all unvested stock options, restricted share units, restricted shares, and other awards shall immediately terminate as of the date of such termination.

Under the 2015 Performance Plan, “cause” as a reason for a participant’s termination of employment shall have the meaning assigned such term in the applicable employment agreement or if the participant is not a party to an employment agreement with us in which such term is defined, then unless otherwise defined in the applicable award agreement, “cause” shall mean that: (i) the participant has materially breached the terms of such participant’s employment by us; (ii) the participant, in the determination of the Board, has been grossly negligent in the performance of his or her duties; (iii) the participant has substantially failed to meet written standards established by us or our subsidiary for the performance of his or her duties; (iv) the participant has engaged in material willful or gross misconduct in the performance of his or her duties; or (v) a final, nonappealable conviction of, or a plea of guilty or nolo contendere by, the participant to a felony or misdemeanor involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against us or our subsidiary has been entered.

Awards may also be subject to forfeiture or repayment pursuant to the terms of any compensation recovery policy that we may adopt to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules issued by the Securities and Exchange Commission or NASDAQ.

Transferability

Except as our Board or plan administrator otherwise determines, awards granted under the 2015 Performance Plan will not be transferable by a participant other than to executors, administrators, or beneficiaries of the estates of deceased participants, guardians or members of a committee for incompetent former participants, or similar persons duly authorized by law to administer the estate or assets of former participants.  Except as otherwise determined by our plan administrator, any stock options and SARs will be exercisable during a participant’s lifetime only by him or her or in the event of the participant’s legal incapacity to do so, by his or her legal representative or guardian.  Any award made under the 2015 Performance Plan may provide that any shares of common stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, our plan administrator will adjust the number and kind of shares that may be delivered under the 2015 Performance Plan, the individual award limits, and respecting outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, and the grant price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights.  In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the plan administrator may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence to prevent dilution or enlargement of rights.  However, unless otherwise determined by the plan administrator, we will always round down to a whole number of shares subject to any award.  Any such adjustment will be made by our plan administrator, whose determination will be conclusive.

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Prohibition on Repricing

Subject to adjustment as described under “Adjustments” immediately above, the 2015 Performance Plan does not permit, without the approval of our stockholders, what is commonly known as the “repricing” of stock options or SARs, including:

●	an amendment to reduce the exercise price of any outstanding stock option or base price of any outstanding SAR;

●	the cancellation of an outstanding stock option or SAR and replacement with a stock option having a lower exercise price or with a SAR having a lower base price; and

●	the cancellation of an outstanding stock option or SAR and replacement with another award under the 2015 Performance Plan.

Federal Income Tax Consequences

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise, and vesting of awards under the 2015 Performance Plan.  The tax consequences of awards may vary according to country of participation.  Also, the tax consequences of the grant, exercise, or vesting of awards vary depending upon the particular circumstances, and it should be noted that income tax laws, regulations, and interpretations change frequently.  Participants should rely upon their own tax advisers for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Tax Consequences to Participants

Nonqualified Stock Options

In general: (i) a participant will not recognize income at the time a nonqualified option is granted; (ii) a participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option price paid for the shares; and (iii) at the time of sale of shares acquired pursuant to the exercise of the nonqualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs

A participant will not recognize income at the time an ISO is granted or exercised.  However, the excess of the fair market value of the shares on the date of exercise over the stock option price paid may constitute a preference item for the alternative minimum tax.  If shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the optionee within two years after the date of the grant or within one year after the issuance of the shares to the optionee, then upon sale of such shares, any amount realized in excess of the stock option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.  If shares acquired upon the exercise of an ISO are disposed of before the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares as of the time of exercise (or if less, the amount realized on the disposition of the shares if a sale or exchange) over the stock option price paid for the shares.  Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs

A participant will not recognize income upon the grant of a SAR.  The participant generally will recognize ordinary income when the SAR is exercised in an amount equal to the cash and the fair market value of any unrestricted shares received on the exercise.

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Restricted Shares

A participant will not be subject to tax until the restricted shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code.  At that time, the participant will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares).  However, a participant who so elects under Section 83(b) of the Internal Revenue Code, within 30 days of the date of transfer of the shares, will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares over the purchase price, if any, of such restricted shares.  Any appreciation (or depreciation) realized upon a later disposition of the shares will be treated as long-term or short-term capital gain depending upon how long the shares have been held.  If a Section 83(b) election has not been made, any dividends received respecting restricted shares that are subject to forfeiture and restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Share Units

A participant will not recognize income upon the grant of restricted share units.  Upon payment of the awards, the participant generally will recognize ordinary income in an amount equal to the cash and the fair market value of any unrestricted shares received.

Other Share-Based Awards and Cash-Based Awards

A participant generally will recognize ordinary income upon the payment of other share-based awards or cash-based awards in an amount equal to the cash and the fair market value of any unrestricted shares received.

Dividend Equivalents

Any dividend equivalents awarded for awards granted under the 2015 Performance Plan and paid in cash or unrestricted shares will be taxed to the participant at ordinary income rates when received by the participant.

Section 409A

The 2015 Performance Plan permits the grant of various types of awards that may or may not be exempt from Section 409A of the Internal Revenue Code.  If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties.  Restricted shares awards, unrestricted shares awards, stock options, and SARs that comply with the terms of the 2015 Performance Plan are designed to be exempt from the application of Section 409A.  Restricted share units and dividend equivalents granted under the 2015 Performance Plan will be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption (or another applicable exception).  If not exempt, those awards will be designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Consequences to Us

To the extent that a participant recognizes ordinary income in the circumstances described above, our Company or our subsidiary for which the participant performs services will be entitled to a corresponding compensation deduction provided that, among other things, the compensation meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, and is not disallowed by the $1 million limitation on executive compensation under Section 162(m) of the Internal Revenue Code.

Plan Benefits

Our plan administrator will determine, in its discretion, all awards under the 2015 Performance Plan, but no awards to our officers, employees, or nonemployee directors are currently determinable.

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Registration with the Securities and Exchange Commission

As soon as practicable after approval of the 2015 Performance Plan by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, relating to the issuance of shares of common stock under the 2015 Performance Plan.

Recommendation of the Board

The Board recommends voting “FOR” the approval of the 2015 Performance Plan.

Vote Required

The approval of our 2015 Performance Plan requires the affirmative vote of more votes “for” than votes “against.”  Abstentions and broker nonvotes will not be counted on this matter.

PROPOSAL 3.
APPROVAL OF 2015 REVISED RIGHTS AGREEMENT

We have had a stockholder rights plan in effect since 1997, when our Board adopted and our stockholders approved our initial Rights Agreement.  In 2007 when our 10-year 1997 Rights Agreement was about to expire, our Board adopted a new 10-year Rights Agreement with the same provisions as the agreement approved by the stockholders 10 years earlier.

In 2014, in response to growing criticism from corporate governance commentators and proxy advisers about long-term stockholder rights plans that were adopted on the sole authority of the Board without stockholder approval, we adopted a revised, three-year term stockholder rights agreement (the “2015 Rights Agreement”) to provide for expiration of the plan in three years, to delete the so-called “dead-hand” provision, and to add a “qualified offer” feature.  As noted below in the discussion of Proposal 4, the “dead-hand” provision in the existing Rights Agreement and in our restated articles of incorporation provides that Rights granted under the Rights Agreement can only be redeemed if authorized by a committee consisting of directors elected before the proposed acquisition transaction and not recommended by the proposed acquirer or directors appointed by such preacquisition directors.

Since this “dead-hand” provision is in both our 2007 Rights Agreement and in our restated articles of incorporation, this provision cannot be deleted by approval of a new rights agreement alone.  In order to be effective, the “dead-hand” provision must also be removed from our restated articles of incorporation.  Therefore, at the Annual Meeting, we are submitting to the stockholders for approval, as described in Proposal 4 below, an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee.  If the 2015 Rights Agreement and the proposed amendment to our restated articles of incorporation are both approved, the 2015 Rights Agreement will remain effective for a term of three years.  If the 2015 Rights Agreement is approved, but the amendment to the restated articles of incorporation is not approved, the 2015 Rights Agreement will immediately terminate, and we will have no shareholder rights plan.  The 2015 Rights Agreement will continue in effect after the Annual Meeting only if the stockholders approve both the 2015 Rights Agreement and the related amendment to the restated articles of incorporation.

Board Adoption of 2015 Rights Agreement

Our Board has unanimously approved the 2015 Rights Agreement in the form of a revision to our existing stockholder 2007 Rights Agreement.  Under the old rights agreement as well as the revised rights agreement, we have outstanding one preferred share purchase right (a “Right”) for each outstanding share of our common stock, par value $0.001 per share, to purchase one one-two hundredth (1/200) of a share of our Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) at a price of $50.00 per one one-two hundredth of a share of Series A Preferred Stock (the “Purchase Price”), subject to adjustment as provided in the 2015 Rights Agreement.  The description and terms of the Rights are set forth in the 2015 Rights Agreement, as the same may be amended from time to time, between Fidelity Transfer Company, as Rights agent, and us.

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The 2015 Rights Agreement is intended to: (i) reduce the risk of coercive two-tiered, front-end-loaded or partial offers that may not offer fair value to all stockholders; (ii) mitigate against market stock accumulators who through open market or private purchases may achieve a position of substantial influence or control without paying to selling or remaining stockholders a fair control premium; and (iii) preserve the Board’s bargaining power and flexibility to deal with third-party acquirers and to otherwise seek to maximize values for all stockholders.  The overall effect of the 2015 Rights Agreement and the existence of the Rights may render more difficult or discourage a merger, tender or exchange offer, or other business combination involving us that is not approved by the Board.  The 2015 Rights Agreement is not intended to interfere with any merger, tender or exchange offer, or other business combination approved by the Board.  The 2015 Rights Agreement does not prevent the Board from considering any offer that it considers to be in the best interests of our stockholders.

The “qualified offer” provision in the 2015 Rights Agreement specifies circumstances in which the Rights are deemed to be automatically redeemed.  Under these provisions, the Rights shall be deemed to have been automatically redeemed by the Board on the receipt of an offer that:

(a)           is delivered to all stockholders;

(b)           provides that all tendered shares will be purchased during the tender period, which must last at least 60 days;

(c)           permits the withdrawal of previously tendered shares during the tender period;

(d)           contains a condition that at least 50% of the outstanding stock must be tendered and not withdrawn during the tender period; and

(e)           contains a provision requiring extension of the tender offer for at least 10 business days if at least 50% of the outstanding stock is tendered and not withdrawn during the tender period.

The following is a summary of the terms of the 2015 Rights Agreement.  This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Rights Agreement, a copy of which is attached as Appendix B to this proxy statement and incorporated herein by reference.

Term

The 2015 Rights Agreement and the Rights will expire in accordance with the terms of the 2015 Rights Agreement and without any further action by the Board at or before the earlier of December 31, 2018, the time at which the Rights are redeemed, or all of the Rights are exchanged by the Board, as provided in the 2015 Rights Agreement.  Notwithstanding the foregoing, the 2015 Rights Agreement will automatically terminate if the stockholders fail to approve the 2015 Rights Agreement and the proposed amendment to our restated articles of incorporation, as described in Proposal 4, Approval of an Amendment to our Restated Articles of Incorporation to Delete Rights Redemption Committee Provisions, at the Annual Meeting.

The termination of the 2015 Rights Agreement does not preclude the Board from thereafter adopting a new plan.  However, the Board has agreed not to adopt a stockholder rights plan with a term longer than one year without stockholder approval.

Effectiveness

The protections that the 2015 Rights Agreement affords us and our stockholders are effective as of _________________, 2015 (the “Effective Date”).  Rights under the 2015 Rights Agreement will continue the Rights respecting all outstanding shares of common stock outstanding on the Effective Date and all shares of common stock issued after the Effective Date and, subject to the terms described in the 2015 Rights Agreement, before the earliest of the Distribution Date (as defined below), December 31, 2018, or the time at which the Rights are redeemed or all of the Rights are exchanged by the Board.

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Transfer of Rights; Distribution Date; Rights Certificates

Subject to certain exceptions specified in the 2015 Rights Agreement, the Rights will separate from the common stock and become exercisable following the earlier of: (i) the first date of public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below); or (ii) the date of commencement (or such later date as may be determined by action of the Board) of, or public announcement of an intention to make, a tender or exchange offer, the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”).  Except in certain situations, a person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring beneficial ownership of 20% or more of the outstanding shares of common stock.  Certain synthetic interests in securities created by derivative positions—whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Exchange Act—are treated as beneficial ownership of the number of shares of the common stock equivalent to the economic exposure created by the derivative security, to the extent actual shares of common stock are directly or indirectly beneficially owned by a counterparty to such derivative security.

Before the Distribution Date:

●
the Rights will be evidenced by, and transferred with, the certificates for the common stock (or for any uncertificated common stock registered in book-entry form, by notation in book entry), and no separate Rights certificates will be distributed;

●
new certificates for newly issued common stock will contain a legend incorporating the 2015 Rights Agreement by reference (for uncertificated common stock registered in book-entry form, this legend will be contained in a notation in book entry); and

●	the Rights will accompany any newly issued common stock.

Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of common stock (or book-entry shares of common stock) outstanding, even without such notation, will also constitute the transfer of the Rights associated with the shares of common stock represented thereby.

As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Exempt Persons

The 2015 Rights Agreement provides that an Acquiring Person does not include us, any of our subsidiaries, any employee benefit plan of ours or any our subsidiaries, or any entity organized, appointed or established for or pursuant to the terms of any employee benefit plan of ours.  In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date.  Furthermore, the 2015 Rights Agreement provides that any Person (as defined in the 2015 Rights Agreement) will not be deemed to be an Acquiring Person if such Person acquired common stock as a consequence of:

●	the issuance of any of our securities pursuant to the terms of any:

o	security convertible into or exercisable for common stock or Series A Preferred Stock that were issued by us before the Effective Date; or

o	agreement to issue any such convertible or exchangeable security that was executed by us before the Effective Date; or

●
a cash tender offer made pursuant to Section 14(d) of the Exchange Act for all outstanding common stock at a price and on terms determined by at least two-thirds of the Board, after receiving advice from one or more investment banking firms, to be:

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o	at a price that is fair to our stockholders (taking into account all factors that such members of the Board deem relevant); and

o	otherwise in our best interests and the best interests of our stockholders after taking into account all other factors that the Board deems relevant.

Flip-In Trigger

If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of common stock having a market value of two times the exercise price of the Right.

Flip-Over Trigger

If, after a person or group has become an Acquiring Person, we are acquired in a merger or other business combination transaction or 50% or more of our consolidated assets, cash flow, or earning power are sold or otherwise transferred, in one transaction or a series of related transactions, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with which we have engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

Exchange Provision

At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and before the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of common stock, the Board may exchange all or part of the Rights (other than Rights owned by such Acquiring Person, which will have become void), in whole or in part, for shares of common stock or Series A Preferred Stock (or a series of our preferred stock having equivalent rights, preferences, and privileges), at an exchange ratio of one share of common stock, or a fractional share of Series A Preferred Stock (or other preferred stock) equivalent in value thereto, per Right (subject to adjustment).

Redemption of the Rights

At any time before the earlier of: (i) the first date of public announcement that a person or group of affiliated or associated persons has become an Acquiring Person; or (ii) December 31, 2018, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”) payable, at our option, in cash, shares of common stock, or another form of consideration deemed appropriate by the Board.  The redemption of the Rights may be made effective at the time, on the basis, and with the conditions as the Board, in its sole discretion, may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Terms of 2015 Rights Agreement and Rights

For so long as the Rights are then redeemable, we may, except respecting the Redemption Price, amend the 2015 Rights Agreement in any manner.  After the Rights are no longer redeemable, we may, except respecting the Redemption Price, amend the 2015 Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as our stockholder, including the right to vote or to receive dividends.

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Antidilution Provisions

The Purchase Price payable, and the number of shares of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Series A Preferred Stock; (ii) upon the grant to holders of the Series A Preferred Stock of certain rights or warrants to subscribe for or purchase Series A Preferred Stock at a price, or securities convertible into Series A Preferred Stock with a conversion price, less than the then-current market price of the Series A Preferred Stock; or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the common stock payable in shares of common stock or subdivisions, consolidations, or combinations of the common stock occurring, in any such case, before the Distribution Date.

Certain Anti-Takeover Effects

The Rights are not intended to prevent a takeover of our Company and will not do so; however, the Rights have certain anti-takeover effects.  The Rights will cause substantial dilution to a person or group of persons that attempts to acquire us on terms not approved by the Board and without conditioning the offer on a substantial number of Rights being redeemed.  Accordingly, the existence of the Rights may deter certain acquirers from making takeover proposals or tender offers as described above.  However, the Rights help ensure that our stockholders receive fair and equal treatment in the event of any proposed takeover of our Company.

Recommendation of the Board

The Board recommends voting “FOR” the approval of the 2015 Rights Agreement.

Vote Required

The approval of the 2015 Rights Agreement requires the affirmative vote of more votes “for” than votes “against.”  Abstentions and broker nonvotes will not be counted on this matter.

PROPOSAL 4.
APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION
TO DELETE RIGHTS REDEMPTION COMMITTEE PROVISIONS

Article XVII of our restated articles of incorporation provides that any rights issued pursuant to any shareholder rights agreement or plan may only be redeemed by the Board’s Rights Redemption Committee.  The Rights Redemption Committee must be constituted entirely of at least three “Continuing Directors,” at least a majority of whom are not our employees.  A Continuing Director is a director who was a director before the time an interested stockholder (together with their affiliates) owning 10% or more of our common stock became such and any other director whose election or appointment was recommended for approval by the Continuing Directors.  If no Rights Redemption Committee is appointed, the Audit Committee is to act in such capacity.

This provision was adopted as an adjunct to the Rights Agreement initially adopted and approved by the stockholders in 1997 and extended by the Board in 2007.  This is sometimes referred to as a “dead-hand” provision because the Rights redemption decision is to be made by directors who were in place before a proposed takeover transaction, to the exclusion of any directors recommended by the proposed acquirer.  Dead-hand provisions are considered a strong anti-takeover strategy.

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The 2015 Rights Agreement proposed for stockholder approval at the Annual Meeting provides that Rights may be redeemed upon the authority of the Board, without any special provision respecting the formation or composition of a Rights Redemption Committee.  If the 2015 Rights Agreement and the proposed amendment to our restated articles of incorporation to eliminate Article XVII authorizing the Rights Redemption Committee are approved by the stockholders as proposed above, the 2015 Rights Agreement will be adopted as contemplated.

As noted in Proposal 3, if the 2015 Rights Agreement and the proposed amendment to our restated articles of incorporation are both approved, the 2015 Rights Agreement will remain effective for a term of three years.  If the 2015 Rights Agreement is approved but the amendment to the restated articles of incorporation is not approved, the 2015 Rights Agreement will immediately terminate, and we will have no rights plan.  Accordingly, a vote “against” the proposed amendment to delete Article XVII from our restated articles of incorporation will effectively constitute a vote against adoption of the 2015 Rights Agreement.  The 2015 Rights Agreement will only continue in effect after the Annual Meeting if the stockholders approve both the 2015 Rights Agreement and this proposed amendment to the restated articles of incorporation.

Recommendation of the Board

The Board recommends voting “FOR” the approval of an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee.

Vote Required

The approval of an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee requires the affirmative vote of two thirds of our outstanding common stock.  Abstentions and broker nonvotes will not be counted on this matter.

PROPOSAL 5.
RATIFICATION OF THE APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Grant Thornton LLP has served as our independent registered public accounting firm since 2013.  The Audit Committee has appointed Grant Thornton LLP to act in that capacity for the year ending December 31, 2015.

Although we are not required to submit this appointment to a vote of our stockholders, the Audit Committee believes it is appropriate as a matter of policy and a desirable corporate governance practice to request that the stockholders ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm.  If the stockholders do not ratify this appointment, the Audit Committee will investigate the reasons for that nonratification and determine whether to retain Grant Thornton LLP or appoint another independent registered public accounting firm.  Even if the appointment is ratified, the Audit Committee may determine to engage a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and the best interests of our stockholders.

It is anticipated that representatives of Grant Thornton LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

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Recommendation of the Board

The Board recommends voting “FOR” the ratification of the appointment by the Audit Committee of Grant Thornton LLP as our independent registered public accounting firm.

Vote Required

The ratification of Grant Thornton LLP as our independent registered public accounting firm requires the affirmative vote of more votes “for” than votes “against.”  Abstentions and broker nonvotes will not be counted on this matter.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Audit Fees

The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2014, for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year, comfort letters, and for assistance with documents filed with the Securities and Exchange Commission were $286,000.  The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2013, for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year, comfort letters, and for assistance with documents filed with the Securities and Exchange Commission were $222,000.  The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ended December 31, 2013, comfort letters, and for assistance with documents filed with the Securities and Exchange Commission were $120,000.

Audit-Related Fees

Grant Thornton LLP and PricewaterhouseCoopers LLP did not bill us for any professional services that were reasonably related to the performance of the audit or review of financial statements for either the fiscal years ended December 31, 2014 and 2013, that are not included under Audit Fees above.

Tax Fees

The aggregate fees billed by Grant Thornton and PricewaterhouseCoopers LLP for professional services rendered for domestic and international tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2014 and 2013, were $5,453 and $23,765, respectively.

All Other Fees

The aggregate fees billed by Grant Thornton LLP and PricewaterhouseCoopers LLP for other services for the fiscal years ended December 31, 2014 and 2013, were $0 for both years.

The engagements of Grant Thornton LLP and PricewaterhouseCoopers LLP to perform all of the above-described services were approved by the Audit Committee before we entered into the engagements, and the policy of the Audit Committee is to require that all services performed by the independent registered public accountants be preapproved by the Audit Committee before the services are performed.

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OTHER MATTERS

Management does not know of any business other than that referred to herein that may be considered at the Annual Meeting.  If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices by voting at www.proxyvote.com or by submitting the written proxy card as instructed.  Voting on the Internet or submitting a written proxy by no means prevents your attending the meeting.

FX ENERGY, INC.
By Order of the Board of Directors

Scott J. Duncan, Secretary
Salt Lake City, Utah
[mailing date]

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Appendix A

FX ENERGY, INC.

2015 PERFORMANCE INCENTIVE PLAN

FX ENERGY, INC. (the “Company”), hereby establishes an equity compensation plan to be known as the FX ENERGY, INC., 2015 PERFORMANCE INCENTIVE PLAN (the “Plan”).  The Plan is effective as of ______________, 2015 (the “Effective Date”), subject to the approval of the Plan by the Company’s stockholders (the date of stockholder approval being the “Approval Date”).  Definitions of capitalized terms used in the Plan are contained in Section 2 below.

1.             Purpose, Duration.

(a)           Purpose.  The purpose of the Plan is to attract and retain directors, officers, other Employees, and others who are not Employees, but who have contributed, or are expected to contribute, to the Company’s success or who are important to the Company’s continued business and operations, and to provide to those persons incentives and rewards for superior performance.

(b)          Duration.  No Award may be granted under the Plan after the day immediately preceding the tenth anniversary of the Effective Date.  The Plan will remain in effect respecting outstanding Awards until no Awards remain outstanding.

(c)           Prior Plans.  If the Company’s stockholders approve the Plan, each of the Company’s FX Energy, Inc. 2011 Incentive Plan (under which the Company currently may grant awards) and all other stockholder-approved plans (under which the Company has previously made awards that may be terminated, expire, or otherwise not result in the issuance of shares as provided in such plan), to the extent not previously terminated in accordance with its terms (“Prior Plans”), shall be terminated on the Effective Date.  Notwithstanding the termination of all Prior Plans, all shares available or that become available under the Prior Plans for awards shall be available for award under this Plan, and all outstanding awards under the Prior Plans as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the applicable Prior Plan.

2.             Definitions.  As used in the Plan, the following definitions shall apply:

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under Nevada corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any other country or jurisdiction whose residents are granted Awards under the Plan.

“Approval Date” has the meaning given in the introductory paragraph.

“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Other Share-Based Award, or Cash-Based Award granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of an Award, which need not be signed by the Participant.

SH approved ________________

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“Board” means the Company’s Board of Directors.

“Cash-Based Award” shall mean a cash Award granted pursuant to Section 11 of the Plan.

“Cause” as a reason for a Participant’s Termination shall have the meaning assigned that term in the employment agreement, if any, between the Participant and the Company or Subsidiary.  If the Participant is not a party to an employment agreement with the Company or a Subsidiary in which that term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean that: (a) the Participant has materially breached the terms of his employment by or service to the Company; (b) the Participant, in the determination of the Board, has been grossly negligent in the performance of his duties; (c) the Participant has substantially failed to meet written standards established by the Company or Subsidiary for the performance of his duties; (d) the Participant has engaged in material willful or gross misconduct in the performance of his duties; or (e) a final nonappealable conviction of, or a plea of guilty or nolo contendere by, the Participant to a felony or misdemeanor involving fraud, embezzlement, theft, or dishonesty or other criminal conduct against the Company or Subsidiary has been entered.  Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause, without: (y) reasonable notice to the Participant setting forth the reasons for the Company’s or Subsidiary’s intention to terminate for Cause; and (z) delivery to the Participant of written notice of Termination setting forth the finding that in the good faith opinion of the Board, the Participant was guilty of Cause and specifying the particulars thereof in detail.  The Plan Administrator may, in its discretion, waive all or part of the provisions of this paragraph for any individual Participant regarding the facts and circumstances of any particular situation involving a determination under this paragraph.

“Change of Control” means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if: (a) any “person” (as this term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company or any person who on the date hereof is a director or officer of the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Company’s securities representing 20% of the combined voting power of the Company’s then-outstanding securities; (b) there is a merger or consolidation of the Company; or (c) the Company’s business or businesses for which the Participant’s services are principally performed are disposed of by the Company pursuant to the Company’s partial or complete liquidation, a sale of the Company’s assets, or otherwise.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having the powers in each instance as shall be specified by the Board.  To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, or the rules of the principal securities exchange, noncompliance shall not affect the validity of Awards, grants, interpretations, or other actions of the Committee.

“Company” means FX Energy, Inc., and any successor thereto.

SH approved ________________

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“Consultant” means any person, including an adviser, engaged by the Company or a Subsidiary to render services to such entity, including, at the discretion of the Plan Administrator, an entity that is not a natural person, so long as the person: (a) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction; (b) does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) can be covered as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 registration statement.

“Date of Grant” means the date as of which an Award is determined to be effective and granted pursuant to the Plan as designated in a resolution by the Plan Administrator.  The Date of Grant shall not be earlier than the date of the resolution and action therein by the Plan Administrator.  In no event shall the Date of Grant be earlier than the Effective Date.

“Effective Date” has the meaning given in the introductory paragraph.

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies: (i) for Stock Options, Stock Appreciation Rights, and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Plan Administrator through the application of a reasonable valuation method, taking into account all information material to the Company’s value, within the meaning of Section 409A of the Code; and (ii) for all other Awards, the fair market value as determined by the Plan Administrator in good faith.

“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Outside Director” means any individual who is a member of the Board and is not an Employee.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

SH approved ________________

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“Plan” means this FX Energy, Inc., 2015 Performance Incentive Plan, as amended from time to time.

“Plan Administrator” means the Board or a Committee designated by the Board.

“Prior Plans” has the meaning given in Subsection 1(c).

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 8 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Section 162(m) Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Section 162(m) Performance Objective” means any performance objective or objectives established by the Plan Administrator pursuant to the Plan, as more fully set forth in Subsection 13(b).

“Share” means a share of Common Stock of the Company, $0.001 par value, or any security into which a Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6.  Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) for an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

“Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of the Company’s stock, within the meaning of Section 422 of the Code.

“Termination” shall be deemed to have occurred in the event that Participant’s employment is terminated at any time within two years following a Change of Control under the circumstances stated in (a) or (b) below.

(a)           for reasons other than for Cause or other than as a consequence of Participant’s death, permanent disability, or voluntary retirement.

(b)           by Participant following the occurrence of any of the following events:

(i)           a substantial reduction in Participant’s duties or responsibilities;

(ii)          the reduction of Participant’s annual base salary, including any deferred portions of it; or

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iii)          the transfer of Participant to a location requiring a change in his residence or a material increase in the amount of travel normally required of Participant in connection with his employment.

“Treasury Regulations” shall mean the regulations promulgated by the United States Department of the Treasury pursuant to and respecting provisions of the Code.  All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute proposed, or final Treasury Regulations.

3.             Shares Available Under the Plan.

(a)           Shares Available for Awards.  The Company may issue or deliver pursuant to Awards under the Plan an aggregate of 3,500,000 Shares, plus the number of Shares that, on the Approval Date, are available to be granted under the Prior Plans but are not then subject to outstanding awards under the Prior Plans or that may become available under Prior Plans in accordance with their terms, all of which may be granted as Incentive Stock Options or other Awards.  Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, and Shares purchased in the open market or a combination of the foregoing.  The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

(b)          Share Usage.  In addition to the number of Shares provided for in Subsection 3(a), the following Shares shall be available for Awards under the Plan: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees or Outside Directors as the result of a merger or other corporate transaction involving that company and the Company or any of its Subsidiaries (except as may be required by reason of Section 422 of the Code or the rules and regulations of any stock exchange or other trading market on which the Shares are listed); (iv) any Shares subject to outstanding awards under the Prior Plans as of the Approval Date that on or after the Approval Date are forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (v) any Shares from Awards exercised for, or settled in, vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision, or agreement; (vi) Shares subject to Stock Options deemed surrendered in a net exercise of Stock Options or exercise by attestation; and (vii) Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of any Stock Option; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of a Stock Option or upon the vesting of Restricted Shares or Restricted Share Units, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Restricted Shares are repurchased by the Company at their original purchase price, those Shares shall become available for future grant under the Plan.  Without limiting the foregoing, only the number of Shares used to settle any Stock Appreciation Right upon exercise shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares subject to any Stock Appreciation Right.

(c)           Per Participant Limits.  Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply for Awards that are intended to qualify for the Section 162(m) Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 400,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units and Other Share-Based Awards granted in any calendar year to any one Participant shall be 200,000 Shares; (iii) the maximum aggregate compensation that can be paid pursuant to Cash-

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Based Awards or Other Share-Based Awards granted in any calendar year to any one Participant shall be $2,000,000 or a number of Shares having an aggregate Fair Market Value on the day preceding the Date of Grant not in excess of that amount; and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $100,000.  The Plan Administrator may, in its sole discretion, issue Awards in excess of the above limitations that are not intended to qualify for the Section 162(m) Performance-Based Exception.

4.             Administration of the Plan.

(a)           In General.  The Plan shall be administered by the Plan Administrator, which shall have full and final authority in its discretion to take all actions determined to be necessary in the administration of the Plan, including discretion to: (i) select Award recipients; (ii) determine the sizes and types of Awards in a manner consistent with the Plan; (iii) determine the terms and conditions of Awards in a manner consistent with the Plan; (iv) grant waivers of terms, conditions, restrictions, and limitations applicable to any Award or accelerate the vesting or exercisability of any Award in a manner consistent with the Plan; (v) construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; (vi) establish, amend, or waive rules and regulations for the Plan’s administration; and (vii) take such other action, not inconsistent with the terms of the Plan, as the Plan Administrator deems appropriate.  To the extent permitted by Applicable Laws, the Plan Administrator may, in its discretion, delegate to one or more Outside Directors or Employees any of the Plan Administrator’s authority under the Plan other than the authority to approve Awards to persons eligible to receive Awards under the Plan who are: (ix) subject to Section 16 of the Exchange Act; or (x) at the time of approval, a “covered employee” under Section 162(m) of the Code.  The acts of any such delegates shall be treated hereunder as acts of the Plan Administrator respecting any matters so delegated.

(b)          Performance-Based Awards.  Prior to making any performance-based Awards under the Plan, the Plan Administrator shall adopt written criteria under which those performance-based Awards under the Plan shall be granted, based on such criteria, factors, considerations, metrics, and other items as the Plan Administrator, in its absolute discretion, may determine from time to time.  A subsequent grant of performance-based Awards, if made, may be based on the same or different criteria.  Such criteria may be based on specified levels of, or growth in, one or more of the following criteria, which may be calculated either absolutely or on a per-share basis: revenues; revenue growth over a specified period; earnings from operations; operating income; net income; cash flow; earnings per share; return on total capital; return on invested capital; return on equity; return on assets; total return to stockholders; earnings before or after all or any of interest, taxes, depreciation, depletion, amortization, exploration, or extraordinary or special items; operating income before or after any or all of interest, taxes, depreciation, depletion, amortization, or extraordinary or special items; return on investment; oil and gas reserve volume or value growth; production volumes; oil and gas reserve finding costs; net asset values; free cash flow; cash flow return on investment (discounted or otherwise); net cash provided by operations; cash flow in excess of cost of capital; operating margin; profit margin; contribution margin; and stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development milestones, market penetration, geographic business expansion goals, cost targets, customer satisfaction, management of employment practices and Employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries, affiliates, and joint ventures.

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(c)           Determinations.  The Plan Administrator shall have no obligation to treat Participants or eligible Participants uniformly, and the Plan Administrator may make determinations under the Plan selectively among Participants who receive, or Employees or Outside Directors who are eligible to receive, Awards (whether or not such Participants or eligible Employees or Outside Directors are similarly situated).  All determinations and decisions made by the Plan Administrator pursuant to the provisions of the Plan and all related orders and resolutions of the Plan Administrator shall be final, conclusive, and binding on all persons, including the Company and its Subsidiaries, stockholders, Outside Directors, Employees, Participants, and their estates and beneficiaries, except in the case of manifest error or bad faith.

(d)           Authority of the Board.  The Board may reserve to itself any or all of the authority or responsibility under the Plan or may act as the Plan Administrator for any and all purposes, provided that, at such times that the Board is acting as the Plan Administrator, only those persons who meet the qualifications set forth in the definition of Committee herein shall vote on matters concerning the Plan to the extent required by Applicable Laws.  To the extent the Board has reserved any authority or responsibility, or during any time that the Board is acting as Plan Administrator, it shall have all the powers of the Plan Administrator hereunder, and any reference herein to the Plan Administrator (other than in this Subsection 4(d)) shall include the Board.  To the extent that any action of the Board under the Plan conflicts with any action taken by the Plan Administrator, the action of the Board shall control.

(e)           Indemnity.  Each person who is or shall have been a member of the Plan Administrator shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon, or reasonably incurred by, that person in connection with or resulting from any claim, action, suit, or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in settlement thereof, with the Company’s approval, or paid by that person in satisfaction of any judgment in any such action, suit, or proceeding against that person, provided that person shall give the Company an opportunity, at its own expense, to handle and defend the same before that person undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws (as amended to date), as a matter of law, or otherwise or any power that the Company may have to indemnify them or hold them harmless.

5.             Eligibility and Participation.  Each Employee, Outside Director, and Consultant is eligible to participate in the Plan.  Subject to the provisions of the Plan, the Plan Administrator may, from time to time, select from all eligible Employees, Outside Directors, and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award, all in a manner consistent with the Plan.

6.             Stock Options.  Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in the number, and upon the terms and conditions, as shall be determined by the Plan Administrator in its sole discretion.

(a)           Award Agreement.  Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable, and other terms and conditions as the Plan Administrator shall determine that are not inconsistent with the terms and conditions of the Plan.  The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

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(b)           Exercise Price.  The exercise price per Share of a Stock Option shall be determined by the Plan Administrator at the time the Stock Option is granted, shall be specified in the related Award Agreement, and shall be equal to 100% of the Fair Market Value of a Share on the Date of Grant.

(c)           Term.  The term of a Stock Option shall be determined by the Plan Administrator, as shall be set forth in the related Award Agreement, and shall not be less than seven years or more than 10 years from its Date of Grant.

(d)           Exercisability.  Stock Options shall become exercisable at the times, and upon the terms and conditions, as shall be determined by the Plan Administrator and set forth in the related Award Agreement, in all cases consistent with the Plan.  These terms and conditions shall include the satisfaction of time-based vesting requirements.

(e)           Exercise of Stock Options.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable.  A Stock Option shall be exercised by delivery of a notice of exercise to the Company or its designee in a form specified by the Company that sets forth the number of Shares for which the Stock Option is to be exercised and full payment of the exercise price for such Shares.  The exercise price of a Stock Option may be paid: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value on the day preceding the date of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Law); (iv) by a combination of the methods described in clauses (i), (ii), and (iii); or (v) through any other method approved by the Plan Administrator in its sole discretion.  As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

(f)           Special Rules Applicable to Incentive Stock Options.  Notwithstanding any other provision in the Plan to the contrary:

(i)           Incentive Stock Options may be granted only to Employees.  The terms and conditions of Incentive Stock Options shall be subject to, and comply with, the requirements of Section 422 of the Code.

(ii)          To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) for which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

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(iii)         No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless: (1) the exercise price per Share of the Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the Date of Grant) of a Share on the Date of Grant; and (2) the term of the Incentive Stock Option does not exceed five years from the Date of Grant.

7.             Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in the number, and upon the terms and conditions, as shall be determined by the Plan Administrator in its sole discretion.

(a)           Award Agreement.  Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable, and other terms and conditions as the Plan Administrator shall determine that are not inconsistent with the terms and conditions of the Plan.

(b)           Exercise Price.  The exercise price per Share of a Stock Appreciation Right shall be determined by the Plan Administrator at the time the Stock Appreciation Right is granted, shall be specified in the related Award Agreement, and shall be equal to 100% of the Fair Market Value of a Share on the Date of Grant.

(c)           Term.  The term of a Stock Appreciation Right shall be determined by the Plan Administrator, as shall be set forth in the related Award Agreement, and shall not be less than seven years or more than 10 years from its Date of Grant.

(d)           Exercisability of Stock Appreciation Rights.  A Stock Appreciation Right shall become exercisable at the times, and upon the terms and conditions, as may be determined by the Plan Administrator and set forth in the related Award Agreement.  These terms and conditions shall include the satisfaction of time-based vesting requirements.

(e)           Exercise of Stock Appreciation Rights.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable.  A Stock Appreciation Right shall be exercised by delivery of a notice of exercise to the Company or its designee in a form specified by the Company that sets forth the number of Shares for which the Stock Appreciation Right is to be exercised.  Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to the excess of the Fair Market Value of a Share on the exercise date over the exercise price per Share, multiplied by the number of Shares for which the Stock Appreciation Right is exercised.  A Stock Appreciation Right may be settled in whole Shares or cash, or a combination thereof, as specified by the Plan Administrator in the related Award Agreement.

8.             Restricted Shares.  Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in the number, and upon the terms and conditions, as shall be determined by the Plan Administrator in its sole discretion.

(a)           Award Agreement.  Each Restricted Share Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse, and other terms and conditions as the Plan Administrator shall determine that are not inconsistent with the terms and conditions of the Plan.

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(b)          Terms, Conditions, and Restrictions.  The Plan Administrator shall impose such other terms, conditions, and/or restrictions on any Restricted Shares as it may deem advisable, including restrictions based on the achievement of specific Section 162(m) Performance Objectives or time-based restrictions or holding requirements, all in a manner consistent with the Plan.  Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.  Subject to Sections 19 and 20 of the Plan or as provided in the related Award Agreement in connection with a Change of Control or a Participant’s death, disability, retirement, involuntary Termination without Cause, or Termination for good reason: (i) no condition on vesting of Restricted Shares that is based upon the achievement of Section 162(m) Performance Objectives shall be based on performance over a period of less than one year; and (ii) no condition on vesting of Restricted Shares that is based solely upon continued employment or service shall provide for vesting in full of the Restricted Shares more quickly than three years from the Date of Grant (which vesting period may lapse at the times or in the manner as specified in the Award Agreement).

(c)           Custody of Certificates.  To the extent deemed appropriate by the Plan Administrator, the Company may retain the certificates representing Restricted Shares, in its possession, until such time as all terms, conditions, and/or restrictions applicable to the Shares have been satisfied or lapse.

(d)          Rights Associated with Restricted Shares during Restricted Period.  During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid for Restricted Shares during the restricted period.  The Award Agreement may require that receipt of any dividends or other distributions for the Restricted Shares shall be subject to the same terms and conditions as the Restricted Shares for which they are paid.  Notwithstanding the preceding sentence, dividends or other distributions for Restricted Shares that vest based on the achievement of Section 162(m) Performance Objectives shall be accumulated until such Award is earned, and the dividends or other distributions shall not be paid if the Section 162(m) Performance Objectives are not satisfied.

9.           Restricted Share Units.  Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in the number, and upon the terms and conditions, as shall be determined by the Plan Administrator in its sole discretion.

(a)           Award Agreement.  Each Restricted Share Unit shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and other terms and conditions as the Plan Administrator shall determine that are not inconsistent with the terms and conditions of the Plan.

(b)          Terms, Conditions, and Restrictions.  The Plan Administrator shall impose the terms, conditions, and/or restrictions on any Restricted Share Units as it may deem advisable, including a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Section 162(m) Performance Objectives, or time-based restrictions or holding requirements.  Subject to Sections 19 and 20 of the Plan, or as provided in the related Award Agreement in connection with a Change of Control or a Participant’s death, disability, retirement, involuntary termination of employment or service without Cause, or termination of employment or service for

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good reason: (i) no condition on vesting of Restricted Share Units that is based upon the achievement of Section 162(m) Performance Objectives shall be based on performance over a period of less than one year; and (ii) no condition on vesting of Restricted Share Units that is based solely upon continued employment or service shall provide for vesting in full of the Restricted Share Units more quickly than three years from the Date of Grant (which vesting period may lapse at the times or in the manner as specified in the Award Agreement).

(c)           Form of Settlement.  Restricted Share Units may be settled in whole Shares or cash, or a combination thereof, as specified by the Plan Administrator in the related Award Agreement.

(d)           Dividend Equivalents.  Restricted Share Units may provide the Participant with dividend equivalents on a current, deferred, or contingent basis, and either in cash or in additional Shares, as determined by the Plan Administrator in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents for Restricted Share Units that vest based on the achievement of Section 162(m) Performance Objectives shall be accumulated until the Award is earned, and the dividend equivalents shall not be paid if the Section 162(m) Performance Objectives are not satisfied.

10.           Other Share-Based Awards.  Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in the number, and upon the terms and conditions, as shall be determined by the Plan Administrator in its sole discretion.  Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on, the Fair Market Value of Shares and shall be in the form as the Plan Administrator shall determine, including time-based or performance-based units that are settled in Shares or cash.

(a)           Award Agreement.  Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement, and other terms and conditions as the Plan Administrator shall determine that are not inconsistent with the terms and conditions of the Plan.  Subject to Sections 19 and 20 of the Plan, or as provided in the related Award Agreement in connection with a Change of Control or a Participant’s death, disability, retirement, involuntary termination of employment or service without Cause, or termination of employment or service for good reason: (i) no condition on vesting of an Other Share-Based Award that is based solely upon the achievement of Section 162(m) Performance Objectives shall be based on performance over a period of less than one year; and (ii) no condition on vesting of an Other Share-Based Award that is based upon continued employment or service shall provide for vesting in full of the Other Share-Based Award more quickly than three years from the Date of Grant (which vesting period may lapse at the times or in the manner as specified in the Award Agreement).

(b)           Form of Settlement.  An Other Share-Based Award may be settled in whole Shares or cash, or a combination thereof, as specified by the Plan Administrator in the related Award Agreement.

(c)           Dividend Equivalents.  Other Share-Based Awards may provide the Participant with dividend equivalents on a current, deferred, or contingent basis, and either in cash or in additional Shares, as determined by the Plan Administrator in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents for Other Share-Based Awards that vest based on the achievement of Section 162(m) Performance Objectives shall be accumulated until the Award is earned, and the dividend equivalents shall not be paid if the Section 162(m) Performance Objectives are not satisfied.

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11.           Cash-Based Awards.  Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in the amounts, and upon the terms and conditions, as shall be determined by the Plan Administrator in its sole discretion.  Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement, and the other terms and conditions, as applicable, of the Award, which may include restrictions based on the achievement of specific Section 162(m) Performance Objectives.

12.           Compliance with Section 409A.  Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.  To the extent that the Plan Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant.  Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this section): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the Award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death.  Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law.  The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13.           Compliance with Section 162(m).

(a)           In General.  In addition to the performance-based criteria established from time to time pursuant to Subsection 4(b) of the Plan and notwithstanding anything in the Plan to the contrary, Restricted Shares, Restricted Share Units, Other Share-Based Awards, and Cash-Based Awards may be granted in a manner that is intended to qualify the Award for the Section 162(m) Performance-Based Exception.  As determined by the Plan Administrator in its sole discretion, the grant, vesting, exercisability, and/or settlement of any Award intended to qualify the Award for the Section 162(m) Performance-Based Exception shall be conditioned on the attainment of one or more Section 162(m) Performance Objectives during a performance period established by the Plan Administrator.  Any such Award must meet the requirements of this Section 13.

(b)          Section 162(m) Performance Objectives.  A Section 162(m) Performance Objective may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, lines of activity, or geographic areas or the performance of the individual Participant, and may include Section 162(m) Performance Objectives, or combinations of one or more Section 162(m) Performance Objectives, set forth below in this Subsection 13(b).  Section 162(m) Performance Objectives may be made relative to the Company’s own history or relative to the performance of a group of comparable companies or published or special index

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that the Plan Administrator, in its sole discretion, deems appropriate, or the Company may select Section 162(m) Performance Objectives as compared to various stock market indices.  Section 162(m) Performance Objectives may be based on specified levels of, or growth in, one or more of the following criteria, which may be calculated either absolutely or on a per-share basis: revenues; revenue growth over a specified period; earnings from operations; operating income; net income; cash flow; earnings per share; return on total capital; return on invested capital; return on equity; return on assets; total return to stockholders; earnings before or after all or any of interest, taxes, depreciation, depletion, amortization, exploration, or extraordinary or special items; operating income before or after any or all of interest, taxes, depreciation, depletion, amortization, or extraordinary or special items; return on investment; oil and gas reserve volume or value growth; production volumes; oil and gas reserve finding costs; net asset values; free cash flow; cash flow return on investment (discounted or otherwise); net cash provided by operations; cash flow in excess of cost of capital; operating margin; profit margin; contribution margin; and stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development milestones, market penetration, geographic business expansion goals, cost targets, customer satisfaction, management of employment practices and Employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries, affiliates, and joint ventures.

(c)           Establishment of Performance Goals.  The Plan Administrator shall establish for all Awards intended to qualify for the Section 162(m) Performance-Based Exception: (i) the applicable Section 162(m) Performance Objectives applicable to a given performance period; (ii) target payout amounts to be paid to participants if Section 162(m) Performance Objectives are obtained, (iii) the method, in an objective formula or standard, for computing the amount of compensation payable to the Participant if the Section 162(m) Performance Objectives are obtained or the percentage that is to be applied to a target payout amount that reflects actual performance compared to the Section 162(m) Performance Objective; and (iv) the individual Employees or class of Employees to which the Section 162(m) Performance Objectives apply.  These terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of 90 days after the beginning of the applicable performance period or the expiration of 25% of the applicable performance period, or such other date as may be required or permitted under Section 162(m) of the Code.

(d)          Certification of Performance.  For any Award intended to qualify for the Section 162(m) Performance-Based Exception, the Plan Administrator shall certify in writing whether the applicable Section 162(m) Performance Objectives and other material terms imposed on the Award have been satisfied, and if they have, ascertain the amount of the payout or vesting of the Award.  Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Plan Administrator certifies in writing that the applicable Section 162(m) Performance Objectives and any other material terms of the Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

(e)           Negative Discretion.  The Plan Administrator shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Section 162(m) Performance Objectives for any Award intended to qualify for the Section 162(m) Performance-Based Exception.

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14.           Transferability.  Except as otherwise determined by the Plan Administrator, no Award or dividend equivalents paid for any Award shall be transferable by the Participant other than to executors, administrators, or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants; provided that, if so determined by the Plan Administrator, each Participant may, in a manner established by the Board or the Plan Administrator, designate a beneficiary to exercise the rights of the Participant for any Award upon the death of the Participant and to receive Shares or other property issued or delivered under the Award.  Except as otherwise determined by the Plan Administrator, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

15.           Adjustments.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Plan Administrator shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan, and for outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the exercise price, grant price, or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants.  In the event of any other change in corporate capitalization, or in the event of a merger, liquidation, or similar transaction, the Plan Administrator may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence to prevent dilution or enlargement of rights; provided, however, that unless otherwise determined by the Plan Administrator, the number of Shares subject to any Award shall always be rounded down to a whole number.  Notwithstanding the foregoing, the Plan Administrator shall not make any adjustment pursuant to this Section 15 that would: (a) cause any Stock Option intended to qualify as an ISO to fail to so qualify; (b) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A; or (c) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.  The determination of the Plan Administrator as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16.           Fractional Shares.  The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Plan Administrator, fractional shares shall be settled in cash.

17.           Withholding Taxes.  To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code, or otherwise respecting an Award.  The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment, or recognize the transfer or disposition of Shares until these obligations are satisfied.  Except to the extent the obligations are paid in cash, the Plan Administrator shall permit and may require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value on the day preceding the date of vesting or settlement equal to the minimum amount required to be withheld or paid.  Any such elections are subject to the conditions or procedures as may be established by the Plan Administrator.

SH approved ________________

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18.           Foreign Employees.  Without amending the Plan, the Plan Administrator may grant Awards to Participants who are foreign nationals on terms and conditions different from those specified in the Plan, as may in the judgment of the Plan Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan, and in furtherance of these purposes, the Plan Administrator may make modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees.

19.           Termination of Employment; Termination for Cause; Forfeiture of Awards.

(a)           Termination on Retirement, Death, Disability, etc.  If a Participant’s employment or service with the Company and its Subsidiaries terminates upon the Participant’s death, retirement after 15 years of service (six years in the case of Directors), or disability (within the meaning of Section 22(e)(3) of the Code or such longer period or more restrictive requirements provided in any agreement between the Participant and the Company) or due to the Company’s breach of any employment agreement with the Participant or unauthorized significant change in the scope or nature of Participant’s duties as provided therein, except to the extent expressly prohibited by any Applicable Law: (i) all unvested Stock Options, Restricted Share Units, Restricted Shares, and other Awards whose vesting is not contingent on reaching any performance benchmarks in the future, other than merely the passage of time, shall automatically vest and become immediately exercisable, and all restrictions and forfeiture provisions pursuant to such Awards shall automatically and immediately terminate, except that the vesting of any unvested Stock Options, Restricted Share Units, Restricted Shares, and other Awards whose vesting is contingent on reaching any employer or Participant performance benchmarks in the future, other than merely the passage of time, shall not be accelerated; and (ii) the Participant shall be entitled to a payment for the Awards intended to qualify for the Section 162(m) Performance-Based Exception at the end of the performance period based on the extent to which achievement of the Section 162(m) Performance Objectives was satisfied at the end of the period (as determined at the end of the period) and prorated for the portion of the performance period during which the Participant was employed by the Company or a Subsidiary.

(b)           Termination for Cause.  If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, as determined by the Plan Administrator in its sole discretion, or if a Participant’s employment or other relationship with the Company and its Subsidiaries terminates for any reason other than as described in Subsection 19(a), then: (i) further vesting of all unvested Stock Options, Restricted Share Units, Restricted Shares, and other Awards shall immediately terminate as of the date of termination; (ii) except as provided herein or in the Award Agreement, a Participant shall not be entitled to any payment for a performance period of an Award intended to qualify for the Section 162(m) Performance-Based Exception; and (iii) any Shares of Restricted Stock as to which restrictions do not lapse as provided herein shall terminate at the date of the Participant’s termination of employment and such Shares of Restricted Stock shall be forfeited to the Company, all subject to the discretion of the Plan Administrator as set forth in Subsection 21(a).

(c)           No Exercise after Expiration.  Notwithstanding the foregoing, in no event shall a Stock Option or a Stock Appreciation Right be exercisable after the expiration of the term of the Award.

(d)           Compensation Recovery Policy.  Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC or applicable securities exchange.

SH approved ________________

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(e)           Set-Off and Other Remedies.  To the extent that amounts are not immediately returned or paid to the Company as provided in Subsection 19(d), the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set-off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including wages, vacation pay, or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

20.           Change of Control. In the event of an Employee’s Termination following a Change of Control, except to the extent expressly prohibited by any Applicable Law or regulation: (a) all unvested Stock Options, Restricted Share Units, Restricted Shares, and other Awards whose vesting is not contingent on reaching any performance benchmarks in the future, other than merely the passage of time, shall automatically vest and become immediately exercisable, and all forfeiture provisions pursuant to such Awards shall automatically and immediately terminate, except that the vesting of any unvested Stock Options, Restricted Share Units, Restricted Shares, and other Awards whose vesting is contingent on reaching any Employer or Participant performance benchmarks in the future, other than merely the passage of time, shall not be accelerated; and (b) the Participant shall be entitled to a payment with respect to the Awards intended to qualify for the Section 162(m) Performance-Based Exception at the end of the performance period based on the extent to which achievement of the Section 162(m) Performance Objectives was satisfied at the end of such period (as determined at the end of the period) and prorated for the portion of the performance period during which the Participant was employed by the Company or a Subsidiary.

21.           Amendment, Modification, and Termination.

(a)           Adjustments to Outstanding Awards.  The Plan Administrator may, in its sole discretion, at any time: (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse and/or that any Section 162(m) Performance Objectives or other performance-based criteria respecting any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any Award, in each case, as of the date as the Plan Administrator may, in its sole discretion, declare.  Unless otherwise determined by the Plan Administrator, any adjustment that is made for an Award that is intended to qualify for the Section 162(m) Performance-Based Exception shall be made at the times and in the manner as will not cause the Award to fail to qualify under the Section 162(m) Performance-Based Exception.  Additionally, the Plan Administrator shall not make any adjustment pursuant to this Subsection 21(a) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.

(b)          Prohibition on Repricing.  Except for adjustments made pursuant to Sections 15 or 20, the Board or the Plan Administrator will not, without the further approval of the Company’s stockholders, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price.  No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price or for cash without further approval

SH approved ________________

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of the Company’s stockholders, except as provided in Sections 15 or 20.  Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the Company’s stockholders.  This Subsection 21(b) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.

(c)           Effect on Outstanding Awards.  Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(a), and 23(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding the Award.  Notwithstanding the preceding sentence, any ISO granted under the Plan may be modified by the Plan Administrator to disqualify the Stock Option from treatment as an “incentive stock option” under Section 422 of the Code.

22.           Applicable Laws.  The Company’s obligations respecting Awards under the Plan shall be subject to all Applicable Laws and the approvals by any governmental agencies as the Plan Administrator determines may be required.  The Plan and each Award Agreement shall be governed by the laws of the state of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

23.           Miscellaneous.

(a)           Deferral of Awards.  Except for Stock Options and Stock Appreciation Rights, the Plan Administrator may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to the rules, procedures, or programs as it may establish for purposes of the Plan.  The Plan Administrator also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.  All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

(b)          No Right of Continued Employment.  The Plan shall not confer upon any Participant any right for continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate a Participant’s employment or other service at any time.  No Employee or Outside Director shall have the right to be selected to receive an Award under the Plan or having been so selected, to be selected to receive future Awards.

(c)           Unfunded, Unsecured Plan.  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds, or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or any Subsidiary may set aside in anticipation of any liability under the Plan.  A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(d)          Severability.  If any provision of the Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Plan Administrator, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

SH approved ________________

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(e)           Acceptance of Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Plan Administrator, the Board, or the Company, in any case, in accordance with the terms and conditions of the Plan.

(f)           Successors.  All obligations of the Company under the Plan and respecting Awards shall be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, or other event, or a sale or disposition of all or substantially all of the Company’s business and/or assets, and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

SECRETARY’S CERTIFICATE

The undersigned, the duly constituted and elected secretary of FX Energy, Inc., hereby certifies that pursuant to resolution duly adopted by the stockholders on ________________, 2015, in accordance with the requirements of law and the Company’s articles of incorporation and bylaws, the foregoing FX Energy, Inc., 2015 Performance Incentive Plan was approved by the affirmative vote of the holders of a majority of the Shares.

DATED this ___ day of __________, 2015.

Scott J. Duncan, Secretary

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Appendix B

REVISED RIGHTS AGREEMENT

dated as of

______________, 2015

between

FX ENERGY, INC.

and

FIDELITY TRANSFER COMPANY,
as Rights Agent

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7.09	Notices	32
7.10	Costs of Enforcement	33
7.11	Successors	33
7.12	Benefits of this Agreement	33
7.13	Descriptive Headings	33
7.14	Governing Law	33
7.15	Approvals	33
7.16	Counterparts	33
7.17	Severability	34
7.18	Effective Date	34
7.19	Determinations and Actions by the Board of Directors	34

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REVISED RIGHTS AGREEMENT

THIS REVISED RIGHTS AGREEMENT (this “Revised Agreement”), dated as of the __ day of ___________, 2015, is entered into by and between FX ENERGY, INC., a Nevada corporation with its principal place of business in Salt Lake City, Utah (the “Company”), and FIDELITY TRANSFER COMPANY, a Utah corporation authorized to conduct business in the state of Utah (the “Rights Agent”), and amends the Rights Agreement dated April 4, 2007.

WHEREAS, in order to preserve stockholder value, the Board of Directors determined that it was advisable for the Company to adopt a stockholder rights plan to protect the Company and its stockholders from abusive acquisition tactics as set forth in this Revised Agreement;

WHEREAS, the Board of Directors, with the approval of the stockholders in the manner required by law, adopted a Rights Agreement on April 4, 1997, which was continued by a new Rights Agreement continuing the same terms on April 4, 2007, as amended on March 7, 2011 (such latter iteration of the Rights Agreement and this Revised Agreement, together this “Agreement”).  Pursuant to the Rights Agreement, the Board of Directors authorized and declared a dividend distribution of one right (“Right”) for each Common Share of the Company (as hereinafter defined) outstanding at midnight (Mountain time), on April 4, 2007 (the “Record Date”), and has authorized, pursuant to the successive iterations of the Rights Agreement, the issuance of one Right for each Common Share of the Company issued after the Record Date and until the earliest to occur of the Separation Date, the Expiration Date, or the Redemption Date (as such terms are hereinafter defined);

WHEREAS, each Right entitles the holder thereof, after the Separation Date, to purchase securities of the Company (or in certain cases, of certain other entities) pursuant to the terms and subject to the conditions set forth herein;

WHEREAS, the Board of Directors desires to enter into this Revised Agreement in order to amend and revise certain substantive provisions of such Rights;

WHEREAS, the Board of Directors, by adopting this Revised Agreement, intends that the Rights Agreement dated April 4, 2007, be revised and merged with and into this Revised Agreement, which alone shall govern the terms and conditions of the Rights from and after the date of this Revised Agreement;

WHEREAS, the Board of Directors desires to submit this Revised Agreement and the Agreement to the stockholders for approval, in the manner required by law and the Company’s articles of incorporation and bylaws, as amended to date; and

WHEREAS, the Company desires to appoint the Rights Agent to act on the Company’s behalf, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange, and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights, and other matters referred to herein.

NOW, THEREFORE, upon the foregoing premises, which are incorporated herein by this reference, and in consideration of the respective agreements set forth herein, the parties hereby agree as follows:

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ARTICLE I
CERTAIN DEFINITIONS

           1.01           Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)           “Acquiring Person” means any Person that, together with all of its Affiliates and Associates, is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company; provided, however, that the term Acquiring Person shall not include:

(i)           the Company or any Company Subsidiary;

(ii)          any Person that becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company as a result of one or any combination of:

               (1)          an acquisition or redemption by the Company or a Company Subsidiary of Voting Shares of the Company that, by reducing the number of Voting Shares of the Company outstanding, increases the percentage of outstanding Voting Shares of the Company Beneficially Owned by such Person to 20% or more;

   (2)          share acquisitions made pursuant to a Permitted Bid or a Competing Permitted Bid (“Permitted Bid Acquisitions”);

               (3)          share acquisitions for which the Board of Directors has waived the application of section 4.01 pursuant to the provisions of subsections 6.06(a), 6.06(b), and 6.06(c) or that were made on or prior to the date of this Agreement (“Exempt Acquisitions”); or

       (4)          share acquisitions pursuant to Pro-Rata Acquisitions;

provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Voting Shares of the Company then-outstanding by reason of share acquisitions or redemptions by the Company or a Company Subsidiary, Permitted Bid Acquisitions, Exempt Acquisitions, Pro-Rata Acquisitions, or Convertible Security Acquisitions and, after such share acquisitions or redemptions by the Company or a Company Subsidiary, Permitted Bid Acquisitions, Exempt Acquisitions, Pro-Rata Acquisitions, or Convertible Security Acquisitions, that Person, while such Person is the Beneficial Owner of 20% of more of the Voting Shares of the Company then-outstanding, becomes the Beneficial Owner of an additional 1% of outstanding Voting Shares of the Company other than pursuant to such share acquisitions or redemptions or pursuant to Permitted Bid Acquisitions or through Exempt Acquisitions or as a result of a Pro-Rata Acquisition, then as of the date that Person becomes the Beneficial Owner of such additional outstanding Voting Shares of the Company, that Person shall be an Acquiring Person;

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(iii)         for the period of 10 days after the Disqualification Date (as hereinafter defined), any Person that becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company as a result of the Person becoming disqualified from relying on subsection 1.01(d) hereof when such disqualification results solely because the Person has made or proposes to make a Takeover Bid for securities of the Company alone or by acting jointly or in concert with any other Person (the “Disqualification Date” shall be the first date of public announcement, which shall include a report filed pursuant to the Securities Act, by such Person or the Company of the intent of such Person to commence such a Takeover Bid); and

(iv)         an underwriter or member of a banking or selling group that acquires Common Shares from the Company in connection with the distribution of securities.

(b)           “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c)           “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d)           A Person shall be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, and to “Beneficially Own” any securities:

(i)           as to which the Person or any of its Affiliates or Associates is the owner at law or in equity;

(ii)          as to which the Person or any its Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or upon the occurrence of a contingency, including the passage of time) pursuant to any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and banking group or selling group members respecting a distribution of securities and other than pledges of securities in the ordinary course of business) or upon the exercise of any conversion right, exchange right, share purchase right (other than a Right), warrant, or option;

(iii)         that are Beneficially Owned, directly or indirectly, within the meaning of the foregoing provisions of this subsection 1.01(d) by any other Person with whom such Person is acting jointly or in concert; and

provided, however, that a Person shall not be deemed the Beneficial Owner of, or to have Beneficial Ownership of, or to Beneficially Own any security:

(x)          because: (1) the holder of the security has agreed to deposit or tender the security to a Takeover Bid made by such Person or any of its Affiliates or Associates or to any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-Up Agreement; or (2) the security has been deposited or tendered pursuant to any Takeover Bid made by such Person or any of its Affiliates or Associates or any other Person referred to in clause (iii) of this definition until the deposited security has been taken up or paid for, whichever shall occur first;

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(xi)         because the Person holds the security; provided that:

               (1)          the ordinary business of the Person (the “Investment Manager”) is the management of investment funds for others and the security is held by the Investment Manager in the ordinary course of business in the performance of the Investment Manager’s duties for the managed account of any other Person; or

               (2)          the Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee, administrator, or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds the security in the ordinary course of its duties for the estate of any such deceased or incompetent Person (each, an “Estate Account”) or other accounts (each, an “Other Account”); or

               (3)          the Person is established by statute for purposes that include, and the ordinary business or activity of the Person (the “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies; or

               (4)          the Person (the “Administrator”) is the administrator or trustee of one or more pension funds or plans or is a plan registered under the laws of the United States of America or any state thereof; and

provided, in any of the cases mentioned in clauses (1) through (4) above, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator, or the plan, as the case may be, is not then making a Takeover Bid or has not then announced a current intention to make a Takeover Bid: (A) by means of a distribution by the Company or ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market, alone or by acting jointly or in concert with any other Person; (B) pursuant to a distribution by the Company; or (C) by means of a Permitted Bid;

(xii)        because the Person is a client of the same Investment Manager as another Person on whose account the Investment Manager holds the security; because the Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds the security; or because the Person is a plan with the same Administrator as another plan on whose account the Administrator holds the securities;

(xiii)       because the Person is a client of an Investment Manager and the security is owned at law or in equity by the Investment Manager; because the Person is an Estate Account or an Other Account of a Trust Company and the security is owned at law or in equity by the Trust Company; or because the Person is a plan and the security is owned at law or in equity by the Administrator; or

(xiv)       because the Person is the registered holder of securities as a result of carrying on the business or acting as a nominee of a securities depository.

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For purposes of this Agreement in determining the percentage of the outstanding Voting Shares for which a Person is or is deemed to be the Beneficial Owner, any unissued Voting Shares as to which the Person is deemed the Beneficial Owner pursuant to this subsection 1.01(d) shall be deemed outstanding.

(e)           “Board of Directors” shall mean the Company’s Board of Directors.

(f)           “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the state of Utah are authorized or obligated by law or executive order to close.

(g)           “Close of Business” on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Company’s Common Shares in Salt Lake City, Utah (or, after the Separation Date, the office of the Rights Agent, if different from such transfer agent) is closed to the public.

(h)           “Common Shares,” when used with reference to the Company, shall mean the shares of common stock, par value $0.001 per share (as such par value may be changed from time to time), of the Company.  When used with reference to any Person other than the Company, Common Shares shall mean the shares of capital stock (or equity interest) with the significant voting or decision-making power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or if such Person is a Subsidiary of another Person, the Person that ultimately controls such first-mentioned Person).

(i)            “Competing Permitted Bid” means a Takeover Bid that:

(i)           is made after a Permitted Bid has been made and prior to the expiration of the Permitted Bid;

(ii)          satisfies all components of the definition of a Permitted Bid other than the requirement in clause (ii) thereof; and

(iii)         contains, and the take-up and payment for securities tendered or deposited is subject to, irrevocable and unqualified provisions that no Voting Shares of the Company shall be taken up or paid for pursuant to the Takeover Bid prior to the Close of Business on a date that is no earlier than the later of: (1) 35 days after the date of the Takeover Bid; and (2) the sixtieth day after the earliest date on which any other Permitted Bid that is then in existence was made.

(j)            “Convertible Security Acquisition” means the acquisition of Voting Shares of the Company upon the exercise of a convertible security (a security convertible into or exchangeable for a security) received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition, or a Pro-Rata Acquisition.

(k)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)            “Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right.  Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal fifty dollars ($50.00), payable in lawful money of the United States of America.

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(m)          “Expiration Date” shall mean the Close of Business on the third-year anniversary of the date hereof.

(n)           “Flip-In Event” shall mean a transaction in which any Person shall become an Acquiring Person; provided, however, that the term Flip-In Event shall not include any transaction or event that constitutes a Flip-Over Transaction or Event.

(o)          “Flip-Over Entity” shall mean:

(i)           in the case of any transaction described in clause (i) of the first sentence of subsection 1.01(p) hereof:  (1) the Person that is the issuer of the securities into which Common Shares of the Company are converted in such merger or consolidation, or if there is more than one such issuer, that issuer whose Common Shares have the greatest Market Price; or (2) if no securities are so issued: (A) the Person that is the other party to the merger or consolidation and that survives such merger or consolidation, or if there is more than one such Person, that Person whose Common Shares have the greatest Market Price; or (B) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

(ii)          in the case of any transaction described in clause (ii) of the first sentence of subsection 1.01(p) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or if each party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the party receiving the greatest portion of the assets or earning power cannot be determined, the Person whose Common Shares have the greatest Market Price of the shares outstanding; provided, however, that in any such case, if the Common Shares of such Person are not at such time, and have not been continuously over the preceding 12-month period, registered under Section 12 of the Exchange Act and such Person is a direct or indirect Subsidiary of another Person, the Common Shares of which are and have been so registered, the term “Flip-Over Entity” shall refer to such other Person, or if such Person is a Subsidiary directly or indirectly of more than one Person, the Common Shares of all of which are and have been so registered, the Person whose Common Shares have the greatest Market Price of the shares outstanding.

(p)           “Flip-Over Transaction or Event” shall mean: (i) a transaction in which, directly or indirectly, the Company shall consolidate with, merge with or into, or enter into an arrangement with any other Person (other than a wholly owned Company Subsidiary), and in connection therewith, all or part of the Company’s outstanding Common Shares shall be changed in any way, reclassified, or converted into or exchanged for shares, other securities, cash, or any other property; or (ii) a transaction or series of transactions in which, directly or indirectly, the Company (or one or more of its Subsidiaries) shall sell or otherwise transfer assets: (1) aggregating more than 50% of the assets (measured by either book value or Market Price, whichever results in the greater percentage); or (2) that generated during the Company’s last completed fiscal year or are expected to generate in the Company’s then-current fiscal year more than 50% of the operating income or cash flow of the Company and its Subsidiaries taken as a whole, to any other Person (other than the Company or any wholly owned Company Subsidiary) or two or more Persons that are affiliated or otherwise acting jointly or in concert.

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(q)           “Independent Stockholders” means holders of Voting Shares of the Company other than Voting Shares of the Company Beneficially Owned by:

(i)           any Acquiring Person;

(ii)          any offeror, other than a Person described in subsection 1.01(d)(xi);

(iii)         any Associate or Affiliate of any such Acquiring Person or offeror;

(iv)         any Person acting jointly or in concert with such Acquiring Person or offeror; and

(v)          any employee benefit plan, deferred profit sharing plan, and any similar plan or trust for the benefit of employees of the Company unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares of the Company are to be voted or withheld from voting or direct whether the Voting Shares of the Company are to be tendered to a Takeover Bid.

(r)           “Market Price” of any securities (including the Rights) on any date of determination shall mean the average of the daily closing prices per share (or Right) of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding the date of determination; provided, however, that if an event of a type analogous to any of the events described in section 3.02 hereof shall have caused the closing prices used to determine the Market Price on any Trading Day not to be fully comparable with the closing price on the date of determination, each closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in section 3.02 hereof in order to make it fully comparable with the closing price on the date of determination.  The closing price per share of any securities on any date shall be: (i) the last sale price, regular way, or when no sale takes place on that date, the average of the closing bid and asked prices, regular way, for each share of the securities as reported in the principal consolidated transaction reporting system respecting securities listed or admitted to trading on any national securities exchange; (ii) if the securities are not listed or admitted to trading on any national securities exchange, the closing round lot sale price; (iii) if for any reason none of such prices is available on that day or the securities are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices for each share of the securities in the over-the-counter market, as reported by the NASDAQ Stock Market (“NASDAQ”), or other system then in use; or (iv) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional, bona fide market maker regularly making a market in the securities selected in good faith by the Board of Directors; provided, however, that if on any determination date the securities are not traded in the over the-counter market, the closing price per share of the securities on that date shall mean the fair value per share of securities on that date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm respecting the fair value per share of such securities.

(s)           “Permitted Bid” means a Takeover Bid that complies with the following provisions:

(i)           the Takeover Bid is made by way of a Takeover Bid circular delivered to all holders of Voting Shares of the Company registered on the Company’s books;

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(ii)          the Takeover Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Common Shares shall be taken up or paid for pursuant to the Takeover Bid prior to the Close of Business on a date that is not less than 60 days following the date of the Takeover Bid;

(iii)         the Takeover Bid shall contain irrevocable and unqualified provisions that all Common Shares may be deposited pursuant to the Takeover Bid at any time prior to the Close of Business on the date referred to in clause (ii) hereof and that all Common Shares deposited pursuant to the Takeover Bid may be withdrawn at any time prior to the Close of Business on that date;

(iv)         the Takeover Bid shall contain an irrevocable and unqualified condition that not less than 50% of the then-outstanding Voting Shares of the Company owned by Independent Stockholders must be deposited to the Takeover Bid and not withdrawn at the Close of Business on the date referred to in clause (ii) hereof; and

(v)          the Takeover Bid shall contain an irrevocable and unqualified provision that, should the condition referred to in clause (iv) hereof be met, the offeror will make a public announcement of that fact, and the Takeover Bid will be extended on the same terms for a period of not less than 10 Business Days from the Disqualification Date.

The term “Permitted Bid” shall include a Competing Permitted Bid.

(t)           “Permitted Bid Acquisition” means a share acquisition made pursuant to a Permitted Bid or Competing Permitted Bid.

(u)           “Permitted Lock-Up Agreement” means an agreement between an offeror, any of its Affiliates or Associates, or any other Person acting jointly or in concert with the offeror and a Person (the “Locked-Up Person”) that is not an Affiliate or Associate of the offeror or a Person acting jointly or in concert with the offeror, whereby the Locked-Up Person agrees to deposit or tender Voting Shares of the Company held by the Locked-Up Person to the offeror’s Takeover Bid or to any Takeover Bid made by any of the offeror’s Affiliates or Associates or any other Person acting jointly or in concert with the offeror (the “Lock-Up Bid”), provided that:

(i)           the Permitted Lock-Up Agreement:

               (1)          permits the Locked-Up Person to withdraw the Voting Shares of the Company from the agreement in order to tender or deposit the Voting Shares of the Company to another Takeover Bid or to support another transaction that contains an offering price for each Voting Share that is higher than the offering price contained in or proposed to be contained in the Lockup Bid;

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               (2)           (A) permits the Locked-Up Person to withdraw the Voting Shares of the Company from the agreement in order to tender or deposit the Voting Shares of the Company to another Takeover Bid or to support another transaction that contains an offering price for each Voting Share that exceeds by as much as or more than a specified amount (the “Specified Amount”) the offering price for each Voting Share contained in or proposed to be contained in the Lockup Bid; and (B) does not by its terms provide for a Specified Amount that is greater than 5% of the offering price contained in or proposed to be contained in the Lock-Up Bid; and

(ii)          no “break-up” fees, “top-up” fees, penalties, or other amounts that exceed in the aggregate one half of the cash equivalent of any amount in excess of the amount offered under the Lock-Up Bid and that the Locked-Up Person receives pursuant to another Takeover Bid or transaction shall be payable pursuant to the agreement in the event that the Locked-Up Person fails to tender Voting Shares of the Company pursuant thereto in order to accept the Takeover Bid or support another transaction.

(v)          “Person” shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of this Agreement), corporation, trust, business trust, or other entity and shall include any successor (by merger or otherwise) of such entity.

(w)          “Pro-Rata Acquisition” shall mean an acquisition of Voting Shares of the Company: (i) as a result of a stock dividend, a stock split, or other event pursuant to which a Person receives or acquires Voting Shares of the Company or Convertible Securities on the same pro-rata basis as all other holders of Voting Shares of the same class or series of the Company; (ii) pursuant to a regular dividend reinvestment or other plan of the Company made available by the Company to the holders of Voting Shares of the Company to subscribe for or purchase Voting Shares of the Company or Convertible Securities, provided that such rights are acquired directly from the Company and not from any other Person; (iii) pursuant to a distribution by the Company of Voting Shares, or securities convertible into or exchangeable for Voting Shares or Convertible Securities, pursuant to a prospectus or a securities exchange Takeover Bid circular, or an amalgamation, merger, or other statutory procedure requiring stockholders’ approval; or (iv) pursuant to a distribution by the Company of Voting Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company, provided that: (1) all necessary stock exchange approvals for the private placement, stock option plan, or share purchase plan have been obtained and the private placement, stock option plan, or share purchase plan complies with the terms and conditions of the approvals; and (2) such Person does not become the Beneficial Owner of more than 20% of the Voting Shares of the Company outstanding immediately prior to the distribution, and in making this determination, the Voting Shares of the Company to be issued to such Person in the distribution shall be deemed to be held by the Person but shall not be included in the aggregate number of outstanding Voting Shares of the Company immediately prior to the distribution.

(x)           “Record Date” shall mean the date set forth in the premises to this Agreement.

(y)           “Redemption Date” means the date of the action or deemed action, of the Board of Directors ordering the redemption of the Rights pursuant to Article VI or section 7.02 hereof.

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(z)           “Redemption Price” means a price of $0.0001 per Right, subject to adjustment as set forth in Article V hereof.

(aa)         “Right” means the right to purchase one two-hundredth (1/200) of a Series A Preferred Share at the Exercise Price, subject to adjustment, or the right to purchase, exchange, or receive other securities or assets of the Company or another issuer as set forth herein.

(bb)        “Right Certificate” means a certificate evidencing a Right or Rights, substantially in the form of Exhibit A hereto.

(cc)         “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd)        “Separation Date” shall mean, subject to Article V, the Close of Business on the tenth Trading Day after the earlier of:

(i)           the Stock Acquisition Date; and

(ii)          the date of the commencement of a Takeover Bid, Disqualification Date, or such later time as may be determined by the Board of Directors;

provided that, if the foregoing results in the Separation Date being prior to the Record Date, the Separation Date shall be the Record Date; and provided further that, if any Takeover Bid referred to in clause (ii) of this subsection expires or is cancelled, terminated, or otherwise withdrawn prior to the Separation Date, the Takeover Bid shall be deemed, for the purposes of this subsection, never to have been made.

(ee)         “Series A Preferred Shares” shall mean the currently authorized but unissued shares of the Company’s Series A Participating Preferred Stock, par value $0.001 per share, having the rights, privileges, and preferences set forth in the Amendment to the Articles of Incorporation Revising and Restating Designation of Rights, Privileges, and Preferences of Series A Preferred Stock filed with the Nevada Secretary of State filed April 24, 2007.

(ff)          “Stock Acquisition Date” shall mean the first date of public announcement or filing by the Company or an Acquiring Person that an Acquiring Person has become such, whether or not the term “Acquiring Person” is used in such announcement.

(gg)        “Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or a majority of the equity interest is Beneficially Owned, directly or indirectly, by such Person.

(hh)        “Takeover Bid” means an offer to acquire voting Shares or other securities of the Company if, assuming that the Voting Shares or other securities of the Company subject to the offer to acquire are acquired at the date of such offer to acquire by the Person making the offer to acquire, the Voting Shares of the Company Beneficially Owned by the Person making the offer to acquire would constitute in the aggregate 20% or more of the Voting Shares of the Company then outstanding.

(ii)           “Trading Day” shall mean a day on which the principal securities exchange on which the specified securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange, a Business Day.

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(jj)           “Voting Shares” when used with reference to the Company, means a Common Share and any share in the capital of the Company to which is attached a right to vote generally for the election of all directors, and when used with reference to any Person other than the Company, shall mean any share of capital stock or voting interests of such Person entitled to vote generally for the election of all directors.

               1.02          Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares of the Company.

(a)           For the purposes of this Agreement, in determining the percentage of the outstanding Voting Shares of the Company for which a Person is or is deemed to be the Beneficial Owner, all Voting Shares of the Company for which such Person is deemed the Beneficial Owner shall be deemed to be outstanding.

(b)          The percentage of outstanding Voting Shares of the Company Beneficially Owned by any Person shall, for the purposes of this Agreement, be and be deemed to be the product determined by the formula:

100	X	A
B

where:

A	=	the number of votes for the election of all directors generally attaching to the outstanding Voting Shares of the Company Beneficially Owned by such Person; and

B	=	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares of the Company.

(c)           The percentage of outstanding Voting Shares of the Company represented by any particular group of shares acquired or held by any Person shall be determined in like manner mutatis mutandis.

1.03         Determinations.  Any determination required to be made by the Board of Directors for purposes of applying the definitions contained in this Article I shall be made by the Board of Directors in its good faith judgment, which determination shall be conclusive and binding on the Rights Agent and the holders of the Rights.

ARTICLE II
THE RIGHTS

            2.01         Legend on Common Share Certificates.  Certificates for the Common Shares issued after the Record Date, but prior to the Close of Business on the Separation Date, shall evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on, or otherwise affixed to them, the following legend:

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Until the Separation Date (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Revised Rights Agreement, dated as of __________________________, 2015 (the “Rights Agreement”), between FX Energy, Inc. (the “Company”), and Fidelity Transfer Company (the “Rights Agent”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the Company’s principal executive office.  Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed by the Company, may expire, may become void (in certain cases, if they are Beneficially Owned by an Acquiring Person, as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate.  The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five Business Days after the receipt of a written request therefor.

Certificates representing Common Shares of the Company that are issued and outstanding at the Record Date shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend.

            2.02         Persons Deemed Owners.  The Company, the Rights Agent, and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.  As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Date, the associated Common Shares).

2.03         Date on Which Exercise Is Effective.  Each Series A Preferred Share represented thereby and the certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered for exercise and payment of the Exercise Price for the Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of surrender and payment is a date upon which the Company’s Series A Preferred Share transfer books are closed, such Person shall be deemed to have become the record holder of the Series A Preferred Shares on, and the certificate shall be dated, the next succeeding Business Day on which the Company’s Series A Preferred Share transfer books are open.

                2.04         Execution, Authentication, Delivery, and Dating of Rights Certificates.

(a)           The Rights Certificates shall be executed on the Company’s behalf by its chairman, president, or one of its executive vice presidents and attested by its secretary or one of its assistant secretaries.  The signature of any of these officers on the Rights Certificate may be manual or facsimile.  Rights Certificates bearing the manual or facsimile signatures of individuals who were at that time proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold office prior to the countersignature and delivery of the Rights Certificates.

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(b)          Promptly after the Company learns of the Separation Date, the Company will notify the Rights Agent of the Separation Date and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature.  The Rights Agent shall then countersign (manually or by facsimile signature in a manner satisfactory to the Company) and deliver such Rights Certificates to the holders of the Rights pursuant to subsection 3.01(c) hereof.  No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent.

(c)           Each Rights Certificate shall be dated the date of countersignature thereof.

                2.05         Registration; Registration of Transfer and Exchange.

(a)           The Company will cause to be kept a register (the “Rights Register”) in which, subject to any reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of the Rights.  The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering the Rights and transfers of the Rights as herein provided.  In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)           After the Separation Date and prior to the Expiration Date, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.05(d) below, the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)           All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)           Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or that holder’s attorney duly authorized in writing.  As a condition to the issuance of any new Rights Certificate under this section 2.05, the Company may require the payment of a sum sufficient to cover any related tax or other governmental charge that may be imposed.

                2.06         Mutilated, Destroyed, Lost, and Stolen Rights Certificates.

(a)           If any mutilated Rights Certificates is surrendered to the Rights Agent prior to the Expiration Date, the Company shall execute, and the Rights Agent shall countersign and deliver, in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

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(b)           If there shall be delivered to the Company and the Rights Agent prior to the Expiration Date: (i) evidence to their satisfaction of the destruction, loss, or theft of any Rights Certificate; and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute, and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost, or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost, or stolen.

(c)           As a condition to the issuance of any new Rights Certificate under this section 2.06, the Company may require the payment of a sum sufficient to cover any related tax or other governmental charge that may be imposed and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)          Every new Rights Certificate issued pursuant to this section 2.06 in lieu of any destroyed, lost, or stolen Rights Certificate shall evidence an original, additional contractual obligation of the Company, whether or not the destroyed, lost, or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

                2.07         Delivery and Cancellation of Certificates.  All Rights Certificates surrendered upon exercise or for redemption, registration of transfer, or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly canceled by the Rights Agent.  The Company may, at any time, deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly canceled by the Rights Agent.  No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates canceled as provided in this section 2.07, except as expressly permitted by this Agreement.  The Rights Agent shall destroy all canceled Rights Certificates and deliver a certificate of destruction to the Company.

                2.08         Agreement of Rights Holders.  Every holder of Rights, by accepting the same, consents and agrees with the Company, the Rights Agent, and every other holder of Rights that:

(a)           the holder of Rights shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of the Rights held;

(b)           prior to the Separation Date, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)           after the Separation Date, the Rights Certificates will be transferable only on the Rights Register as provided herein;

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(d)          prior to due presentment of a Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent, and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(e)           the holder of Rights has waived its right to receive fractional Rights or any fractional shares upon exercise of a Right (except as herein provided);

(f)           without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)          notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by a governmental authority, prohibiting or otherwise restraining performance of such obligations.

2.09         Holder of Rights Not Deemed a Stockholder.  No holder, as such, of any Right or Rights Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose whatsoever the holder of any Series A Preferred Shares or any other securities that may at any time be issuable on the exercise of the Rights, and nothing contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits, or privileges of a stockholder of the Company or any right: (a) to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof;  (b) to give or withhold consent to any corporate action; (c) to receive notice of meetings or other actions affecting stockholders (except as expressly provided herein); or (d) to receive dividends, distributions, or subscription rights, until the Right or Rights evidenced by any Rights Certificate shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE III
EXERCISE OF THE RIGHTS

3.01         Initial Exercise Price; Exercise of Rights; Detachment of Rights.

(a)           from and after the Separation Date and prior to the Expiration Date, each Right will entitle the holder thereof to purchase, subject to adjustment from time to time as provided herein, one two-hundredth (1/200) of a Series A Preferred Share at the Exercise Price.

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(b)           Until the Separation Date:

(i)           the Rights shall not be exercisable, and no Right may be exercised; and

(ii)          each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.  Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.

(c)           After the Separation Date and prior to the Expiration Date:

(i)           the Rights shall be exercisable; and

(ii)          the registration and transfer of the Rights shall be separate from and transferable independent of Common Shares.

(iii)         Promptly following the Separation Date, the Company shall prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Date (other than an Acquiring Person and other than, respecting any Rights Beneficially Owned by such Acquiring Person that are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder’s address as shown by the Company’s records (and the Company hereby agrees to furnish copies of the records to the Rights Agent for this purpose):

               (1)           Rights Certificates representing the number of Rights held by the holder at the Separation Date in substantially the form of Exhibit A hereto, appropriately completed and having such marks of identification, designation, legends, summaries, and endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation, or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

   (2)          a disclosure statement describing the Rights;

provided that a nominee shall be sent the materials provided for in this subsection only for all Common Shares held of record by it that are not Beneficially Owned by an Acquiring Person.

(d)          Rights may be exercised on any Business Day after the Separation Date and prior to the Expiration Date by submitting to the Rights Agent the Rights Certificate evidencing such Rights together with:

(i)           an election to exercise such Rights (an “Election to Exercise”), substantially in the form attached to the Rights Certificate, duly completed and executed by the holder or its executors, administrators, personal representatives, or legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

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(ii)           payment in cash or by certified check or money order, payable to the order of the Rights Agent, of a sum equal to the applicable Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge that may be payable respecting any transfer involved in the transfer or delivery of the Rights Certificates or the issuance or delivery of certificates for the relevant Series A Preferred Shares in a name other than that of the holder of the Rights being exercised.

(e)           Upon receipt of the Rights Certificate that is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by subsection 4.02(b) and payment as set forth in subsection 3.01(d), the Rights Agent will thereupon promptly:

(i)           requisition from any transfer agent of the capital stock of the Company certificates representing the number of Series A Preferred Shares to be purchased (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)          as provided for in subsection 7.06(b) hereof, at the Company’s election, cause depository receipts to be issued in lieu of fractional Series A Preferred Shares;

(iii)         when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional Series A Preferred Shares;

(iv)         after receipt of the certificate, depository receipts, and/or cash or other consideration, deliver the same to or to the order of the registered holder of such Rights Certificate, registered in the name or names as may be designated by the holder;

(v)          when appropriate, after receipt, deliver the cash to or to the order of the registered holder of the Rights Certificate, registered (in the case of certificates or depository receipts) in the name or names as may be designated by such holder; and

(vi)         tender to the Company all payments received on exercise of the Rights.

(f)           If the holder of any Rights shall exercise less than all of the Rights evidenced by that holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or its duly authorized assigns.

(g)          The Company covenants and agrees that it will:

(i)           cause to be reserved and kept available out of its authorized and unissued shares of preferred stock and common stock, respectively, or out of authorized and issued Series A Preferred Shares and Common Shares, respectively, held in its treasury, such number of Series A Preferred Shares and Common Shares, respectively, as will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

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(ii)          take all such action as may be necessary and within its power to ensure that all Series A Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates representing such Series A Preferred Shares (subject to payment of the Exercise Price), be duly and validly authorized, issued, and delivered as fully paid and nonassessable;

(iii)         not effect any amendment to the designation of rights, privileges, and preferences for the Series A Preferred Shares or any amendment to the articles of incorporation of the Company that would materially and adversely affect the rights, privileges, or powers of the Series A Preferred Shares (regardless of whether there are then any holders of Series A Preferred Shares), without the prior written consent of the holders of two-thirds or more of the then-outstanding Rights that are not Beneficially Owned by any Acquiring Person.  (For purposes of the taking of any action by the holders of Rights, the Board of Directors may establish a record date and may call and hold a meeting of such holders or seek their consent to action by the requisite number thereof in writing substantially in accordance with the procedure applicable to action to be taken by the holders of Series A Preferred Shares and in accordance with applicable law);

(iv)         take all action as may be necessary and within its power to comply with any applicable requirements of the Securities Act or the Exchange Act, or the rules and regulations thereunder, and any other applicable law, rule, or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Series A Preferred Shares upon exercise of the Rights;

(v)          use its best efforts to cause all Series A Preferred Shares issued upon exercise of the Rights to be listed on a national securities exchange upon issuance; and

(vi)         pay, when due and payable, any and all federal and state transfer taxes (for greater certainty, not including any income taxes of the holder or exercising holder or any liability of the Company to withhold tax) and charges that may be payable respecting the original issuance or delivery of the Rights Certificates, provided that the Company shall not be required to pay any transfer tax or charge that may be payable respecting any transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Series A Preferred Shares in a name other than that of the holder of the Rights being transferred or exercised.

3.02         Adjustments to Exercise Price; Number of Rights.

(a)           In the event the Company shall at any time after the Record Date and prior to the Expiration Date:

(i)           declare or pay a dividend on the Common Shares payable in Common Shares (or other capital stock or securities exchangeable for, convertible into, or giving a right to acquire Common Shares or other capital stock) other than pursuant to any optional stock dividend program;

(ii)          subdivide or split the then-outstanding Common Shares into a greater number of Common Shares;

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(iii)         combine or consolidate the then-outstanding Common Shares into a smaller number of Common Shares or effect a reverse split of the outstanding Common Shares; or

(iv)         issue any Common Shares (or other capital stock or securities exchangeable for, convertible into, or giving a right to acquire Common Shares or other capital stock) respecting, in lieu of, or in exchange for existing Common Shares in a reclassification or recapitalization;

then, and in each such event, the Exercise Price and the number of Rights outstanding or, if the payment or effective date therefor shall occur after the Separation Date, the Series A Preferred Shares purchasable upon exercise of Rights shall be adjusted in the manner set forth below.  If the Exercise Price and number of Rights outstanding are to be adjusted: (x) the Exercise Price in effect after the adjustment will be equal to the Exercise Price in effect immediately prior to the adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common Share immediately prior to the dividend, subdivision, combination, or issuance would hold thereafter as a result thereof; and (xi) each Right held prior to the adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares for which the original Rights were associated (if they remain outstanding) and the shares issued for the dividend, subdivision, combination, or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.  If the Series A Preferred Shares purchasable upon exercise of Rights are split, subdivided, or combined, or if any dividend (whether of cash or securities) is declared with respect thereto, the Series A Preferred Shares purchasable upon exercise of each Right after such an event will be automatically adjusted to be that number of the Series A Preferred Shares that a holder of the Series A Preferred Shares purchasable upon exercise of one Right (regardless of whether a Right shall then be exercisable) immediately prior to the split, subdivision, combination, or dividend would hold thereafter as a result thereof.  If after the Record Date and prior to the Expiration Date, the Company shall issue any shares of capital stock other than Common Shares in a transaction of a type described in the first sentence of this subsection 3.02(a), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances, and the Company and the Rights Agent agree to amend this Agreement in order to effect this treatment, and the Company will not consolidate with, merge with or into, or enter into an arrangement with any other Person unless that Person agrees to be bound by the terms of an amendment effecting this treatment.

(b)           In the event the Company shall, at any time after the Record Date and prior to the Separation Date, issue any Common Shares otherwise than in a transaction referred to in the preceding subsection, each Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing the share.

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(c)           In the event the Company shall, at any time after the Record Date and prior to the Separation Date, fix a record date for the making of a distribution to all holders of Common Shares or rights or warrants entitling them to subscribe for or purchase Common Shares (or securities convertible into, exchangeable for, or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, if a security convertible into, exchangeable for, or carrying a right to purchase or subscribe for Common Shares), having a conversion, exchange, or Exercise Price (including the price required to be paid to purchase the convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price shall be adjusted.  The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to that record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on the record date plus the number of Common Shares to be offered that the aggregate offering price (or the aggregate initial conversion, exchange, or Exercise Price of the convertible or exchangeable securities or rights to be offered, including the price required to be paid to purchase the convertible or exchangeable securities or rights) would purchase, and of which the denominator shall be the number of Common Shares outstanding on the record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights to be offered are initially convertible, exchangeable, or exercisable).  When part or all of a subscription price may be paid in a consideration other than cash, the value of that consideration shall be as determined in good faith by the Board of Directors.  For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to: (i) any dividend or interest reinvestment plan; (ii) any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company; (iii) the investment of periodic optional payments; and (iv) employee benefit or similar plans (so long as the right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Company; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current Market Price per share (determined as provided in the plans) of the Common Shares.

(d)          In the event the Company shall at any time after the Record Date and prior to the Separation Date fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in subsection 3.02(c)), the Exercise Price shall be adjusted.  The Exercise Price in effect after the record date will equal the Exercise Price in effect immediately prior to the record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights, or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right.

(e)           Each adjustment made pursuant to this section 3.02 shall be made as of:

(i)           the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsection (c) or (d) above; and

(ii)          the payment or effective date for the applicable dividend, subdivision, change, combination, or issuance in the case of an adjustment made pursuant to subsection (a) above.

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(f)           In the event the Company shall at any time after the Record Date and prior to the Separation Date issue any shares of capital stock (other than Common Shares), rights or warrants to subscribe for or purchase any capital stock, or securities convertible into or exchangeable for any capital stock, in a transaction referred to in clause (a)(i) or (a)(iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by clauses (a), (c) and (d) above in connection with the transaction will not appropriately protect the interests of the holders of Rights, the Company may determine what other adjustments to the Exercise Price, number of Rights, and/or Series A Preferred Shares purchasable upon exercise of the Rights would be appropriate and, notwithstanding clauses (a), (c) and (d) above, such adjustments, rather than the adjustments contemplated by clauses (a), (c) and (d) above, shall be made.  The Company and the Rights Agent shall amend this Agreement as appropriate to provide for these adjustments.

(g)          Each adjustment to the Exercise Price made pursuant to this section 3.02 shall be calculated to the nearest cent.  Whenever an adjustment to the Exercise Price is made pursuant to this section 3.02, the Company shall:

(i)           promptly prepare a certificate setting forth the adjustment and a brief statement of the facts accounting for the adjustment;

(ii)          promptly file a copy of such certificate with the Rights Agent and with each transfer agent for the Common Shares; and

(iii)         mail a brief summary thereof to each holder of Rights.

(h)          Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates issued may continue to express the securities purchasable that were expressed in the initial Rights Certificates issued hereunder.

ARTICLE IV
ADJUSTMENTS TO THE RIGHTS IN THE EVENT
OF CERTAIN TRANSACTIONS

                4.01         Flip-Over Transaction or Event.

(a)          Subject to section 4.03 hereof, in the event that prior to the Expiration Date the Company enters into, consummates, or permits to occur any Flip-Over Transaction or Event, the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate, or permit to occur the Flip-Over Transaction or Event until it shall have entered into a supplemental agreement with the principal Person engaging in the Flip-Over Transaction or Event (the “Flip-Over Entity,” as such term is more specifically defined in subsection 1.01(o) hereof) for the benefit of the holders of the Rights providing, that upon consummation of the Flip-Over Transaction or Event:

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(i)           each Right shall thereafter constitute the right to purchase from the Flip-Over Entity, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of such Flip-Over Entity having an aggregate Market Price on the date of consummation or occurrence of the Flip-Over Transaction or Event equal to twice the Exercise Price for an amount equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustments for events described in section 3.02 occurring respecting such Common Shares);

(ii)           the Flip-Over Entity shall thereafter be liable for, and shall assume by virtue of the Flip-Over Transaction or Event and supplemental agreement, all of the Company’s obligations and duties pursuant to this Agreement;

(iii)         the term “Company” for all purposes of this Agreement shall thereafter be deemed to refer to such Flip-Over Entity;

(iv)         the Flip-Over Entity shall take steps (including the reservation of a sufficient number of its Common Shares in the same manner applicable to the reservation of Series A Preferred Shares provided by subsection 3.01(g)(i) hereof) in connection with the consummation of the Flip-Over Transaction or Event as may be necessary to assure that the provisions hereof shall thereafter be met;

(v)          the Flip-Over Entity shall confirm that all rights of first refusal or preemptive rights for the issuance of Common Shares of the Flip-Over Entity upon exercise of outstanding Rights have been waived and that such transaction shall not result in a default by the Flip-Over Entity under this Agreement; and

(vi)         as soon as practicable after the date of such Flip-Over Transaction or Event, the Flip-Over Entity will:

   (1)          prepare and file, as required by law, a registration statement on an appropriate form under the Securities Act respecting the Rights and the securities purchasable upon exercise of the Rights; use its best efforts to cause such registration statement to become effective as soon as practicable after its filing; and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

   (2)          use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on the Nasdaq Stock Market; and

   (3)          deliver to holders of the Rights historical financial statements for the Flip-Over Entity that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

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                4.02         Flip-In Event.

(a)           Subject to section 4.03 and Article VI, in the event that prior to the Expiration Date a Flip-In Event shall occur, each Right shall constitute, effective on and after the Stock Acquisition Date, the right to purchase from the Company, upon payment of the relevant Exercise Price and otherwise exercising the Right in accordance with the terms hereof, that number of Common Shares of the Company having an aggregate Market Price on the date of consummation or occurrence of the Flip-In Event equal to twice the relevant Exercise Price for an amount in cash equal to one-half the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustments provided for in section 3.02 in the event that after the date of consummation or occurrence an event of a type analogous to any of the events described in section 3.02 shall have occurred respecting the Common Shares).

(b)           Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-In Event, any Rights that are Beneficially Owned by:

(i)           an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

(ii)          a transferee or other successor in title directly or indirectly of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) that becomes a transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person (a “Transferee”);

shall become null and void without any further action, and any holder of such Rights (including any Transferee) shall not have any right whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any other rights whatsoever respecting such Rights, whether under any provision of this Agreement or otherwise.

(c)           Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 4.02(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement, or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

The Rights represented by this Rights Certificate were issued to a person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in subsection 4.02(b) of the Rights Agreement.

Provided that, the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of this legend but shall be required to impose this legend only if instructed in writing to do so by the Company, or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof; provided further, however, that the absence of this legend on any Rights Certificate shall not be deemed dispositive of whether the holder thereof is an Acquiring Person.

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                4.03         Obligations of the Company.

(a)           The Company shall not enter into or engage in any transaction of the kind referred to in this Article IV if at the time of the transaction there are any rights, warrants, or securities outstanding or any other arrangements, agreements, or instruments that would eliminate or otherwise diminish in any respect the benefits intended to be afforded by this Agreement to the holders of Rights upon consummation of such transaction.  The provisions of this Article IV shall apply to successive mergers, consolidations, sales, or other transfers.

(b)          In the event that there shall not be sufficient Common Shares authorized to permit the exercise in full of the Rights in accordance with subsection 4.02(a), holders of Rights will receive upon exercise Common Shares of the Company to the extent available and then cash, property, or other securities of the Company (which may be accompanied by a reduction in the Exercise Price), in proportions determined by the Company, so that the aggregate value received is equal to the Exercise Price.

ARTICLE V
THE RIGHTS AGENT

                5.01         General.

(a)           The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts this appointment.  The Company may from time to time appoint a Co-Rights Agents as it may deem necessary or desirable.  In the event the Company appoints a Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Company may determine.  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses, counsel fees, and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without negligence, bad faith, or willful misconduct on the part of the Rights Agent for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability.  This right to indemnification will survive the termination of this Agreement.

(b)          The Rights Agent shall be protected and shall incur no liability for any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed, and when necessary, verified or acknowledged by the proper Person or Persons.

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                5.02         Merger, Consolidation, or Change of Name of Rights Agent.

(a)           Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated; any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party; or any corporation succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that, such corporation is eligible for appointment as a successor Rights Agent under the provisions of section 5.04 hereof.  If, at the time a successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, the successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver the Rights Certificates so countersigned; and if, at that time, any of the Rights Certificates have not been countersigned, the successor Rights Agent may countersign the Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases, the Rights Certificates will have full force and effect as provided in the Rights Certificates and this Agreement.

(b)          If, at any time, the name of the Rights Agent is changed and at that time any of the Rights Certificate shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificate so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign the Rights Certificates either in its prior name or in its changed name; and in all such cases, the Rights Certificates shall have the full force and effect provided in the Rights Certificates and this Agreement.

                5.03         Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, and the Company and the holders of Rights certificates, by their acceptance thereof, also shall be bound:

(a)           The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with that opinion.

(b)          Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Company’s chairman, president, executive vice president or vice president, treasurer or assistant treasurer, or secretary or assistant secretary and delivered to the Rights Agent; and this certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)           The Rights Agent will be liable hereunder only for its own negligence, bad faith, or willful misconduct.

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(d)          The Rights Agent will not be liable for, or by reason of, any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by only the Company.

(e)           The Rights Agent will not: (i) be under any responsibility for the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution, and delivery hereof by the Rights Agent) or for the validity or execution of any Common Share certificate, Series A Preferred Share certificate, or Rights Certificate (except its countersignature thereof); (ii) be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; (iii) be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 4.02(b) hereof or any adjustment required under the provisions of section 3.02 hereof) or responsible for the manner, method, or amount of any adjustment or the ascertaining of the existence of facts that would require any adjustments (except respecting the exercise of Rights after receipt of the certificate contemplated by section 3.02 describing any such adjustment); and (iv) by any act hereunder, be deemed to make any representation or warranty as to the authorization of any Series A Preferred Shares or Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Series A Preferred Shares or Common Shares will, when issued, be duly and validly authorized, executed, issued, and delivered and fully paid and nonassessable.

(f)           The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept instructions respecting the performance of its duties hereunder from any Person believed by the Rights Agent to be the Company’s chairman, president, executive vice president or vice president, secretary or assistant secretary, or treasurer or assistant treasurer and to apply to such Persons for advice or instructions in connection with its duties, and the Rights Agent shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Person.

(h)          The Rights Agent and any stockholder, director, officer, or employee of the Rights Agent may: (i) buy, sell, or deal in Series A Preferred Shares, Common Shares, Rights, or other securities of the Company; (ii) become pecuniarily interested in any transaction in which the Company may be interested; (iii) contract with or lend money to the Company; or (iv) otherwise act as fully and freely as though it were not Rights Agent under this Agreement, subject to the terms, covenants, conditions, and restrictions of this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)           The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct provided reasonable care was exercised in the selection and continued employment thereof.

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                5.04         Change of Rights Agent.  The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days’ notice (or such lesser notice as is acceptable to the Company), in writing, mailed to the Company and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with section 7.09.  The Company may remove the Rights Agent upon 30 days’ notice, in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of the Rights in accordance with section 7.09.  If the Rights Agent should resign, be removed, or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent.  If the Company fails to make an appointment within a period of 30 days after such removal or after it has been notified in writing of the resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit its Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by a court, shall be a corporation incorporated under the laws of any state of the United States that is authorized in the state of Utah to carry on the business of a transfer agent registered in accordance with the requirements of Section 17A of the Exchange Act and, if the duties hereunder are deemed to so require, a trust company.  After appointment, the successor Rights Agent will be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and mail a notice thereof in writing to the holders of the Rights.  Failure to give any notice provided for in this section 5.04 however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE VI
REDEMPTION AND WAIVER

                6.01         Redemption.  Subject to the prior consent of the holders of Voting Shares of the Company obtained in accordance with section 7.03, the Board of Directors may, at its option, at any time prior to the occurrence of a Flip-In Event as to which the application of section 4.02 has not been waived pursuant to this Article VI, elect to redeem all but not less than all of the then-outstanding Rights at a Redemption Price appropriately adjusted in a manner analogous to the applicable adjustment provided for in section 3.02 in the event that an event of the type analogous to any of the events described in section 3.02 shall have occurred.

6.02         Deemed Election to Redeem.  If before the occurrence of a Flip-In Event a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid, outstanding Voting Shares of the Company other than Voting Shares of the Company Beneficially Owned by such Person at the date of the Permitted Bid or the Competing Permitted Bid, the Board of Directors shall, immediately upon such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

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6.03         Withdrawal of Takeover Bid.  When a Takeover Bid that is not a Permitted Bid or a Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Date has occurred and prior to the occurrence of a Flip-In Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.  Upon the Rights being redeemed pursuant to this subsection 6.03, all the provisions of this Agreement shall continue to apply as if the Separation Date had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Voting Shares of the Company as of the Separation Date had not been mailed to each such holder, and for all purposes of this Agreement, the Separation Date shall be deemed not to have occurred.

6.04         Notice of Redemption.  Within 10 Business Days after the Board of Directors electing, or being deemed to have elected, to redeem the Rights or, if section 6.01 is applicable, within 10 Business Days after the holders of Voting Shares of the Company or the holders of Rights have approved a redemption of Rights in accordance with Article VI, the Company shall give notice of the redemption to the holders of the then-outstanding Rights by mailing the notice to each holder at its last-known address as it appears on the Rights Register or, prior to the Separation Date, on the register of shares maintained by the Company’s transfer agent.  Each notice of redemption shall state the method by which the payment of the Redemption Price shall be made.  The Company may not redeem, acquire, or purchase for any value any Rights at any date in any manner other than that specifically set forth in this Article VI or in connection with the purchase of Voting Shares of the Company prior to the Separation Date.

6.05         Rights Termination.  If the Board of Directors elects or is deemed to have elected to redeem the Rights and, in circumstances when section 6.01 is applicable, the redemption is approved by the holders of Voting Shares of the Company or the holders of Rights in accordance with section 7.04:  (a) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holder of a Right shall be to receive the Redemption Price; and (b) no further Rights shall thereafter be issued.

6.06         Waiver.

(a)           The Board of Directors may, respecting any Flip-In Event, waive the application of section 4.02 to that Flip-In Event provided that both of the following conditions are satisfied: (i) the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and (ii) the Acquiring Person has reduced its Beneficial Ownership of Voting Shares of the Company such that at the time of waiver pursuant to this subsection 6.06(a), he is no longer an Acquiring Person.

(b)          The Board of Directors may, until a Flip-In Event shall have occurred, upon written notice delivered to the Rights Agent, determine to waive the application of section 4.02 to a Flip-In Event but only if such Flip-In Event occurs by reason of a Takeover Bid made by way of a Takeover Bid circular to all holders of record of Voting Shares of the Company that are subject to the Takeover Bid (which, for greater certainty, does not include the circumstances described in subsection 6.06(a)); provided, however, that if the Board of Directors waives the application of section 4.02 to a particular Flip-In Event pursuant to this subsection 6.06(b), the Board of Directors shall be deemed to have waived the application of section 4.02 to any other Flip-In Event occurring by reason of any Takeover Bid that is made by means of a Takeover Bid circular to all holders of record of the class or classes of Voting Shares of the Company that are subject to the Takeover Bid prior to the expiry of any Takeover Bid for which a waiver is, or is deemed to have been, granted under this subsection 6.06(b).

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(c)           The Board of Directors may, with the prior consent of the holders of Voting Shares of the Company given in accordance with section 7.04, determine, at any time prior to the occurrence of a Flip-In Event as to which the application of section 4.02 has not been waived pursuant to this Article VI, if such Flip-In Event would occur by reason of an acquisition of Voting Shares of the Company otherwise than pursuant to a Takeover Bid made by means of a Takeover Bid circular to all holders of record of Voting Shares of the Company and otherwise than in the circumstances set forth in subsection 6.06(a), to waive the application of section 4.02 to such Flip-In Event.  In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Date to a date subsequent to and not more than 10 Business Days following the meeting of stockholders called to approve such waiver.

(d)           The Company shall give prompt written notice to the Rights Agent of any waiver of the application of section 4.02 made by the Board of Directors under this Article VI.

ARTICLE VII
MISCELLANEOUS

                7.01         Expiration.  No Person shall have any right pursuant to this Agreement for any Right after the Expiration Date, except the Rights Agent as specified in subsection 5.01(a) of this Agreement.

                7.02         Stockholder Review.  The Board of Directors may, but shall not be required to, submit a resolution to the holders of Voting Shares of the Company for their consideration and, if thought advisable, approval, ratifying the continued existence of the Rights.  If the Board of Directors elects to so submit such a resolution to the holders of the Voting Shares of the Company, unless a majority of the votes cast by Independent Stockholders that vote respecting such resolution are voted in favor of the continued existence of this Agreement, the Board of Directors shall, immediately upon the confirmation by the chairman of the stockholders’ meeting of the result of the vote on such resolution and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

7.03         Issuance of New Rights Certificate.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number, kind, or class of shares purchasable upon exercise of the Rights made in accordance with the provisions of this Agreement.

                7.04         Supplements and Amendments.

(a)           The Company may make, without the approval of the holders of Rights or Voting Shares of the Company, any amendments to this Agreement to correct any clerical or typographical error or required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rules, or regulatory requirements.  The Company may supplement, amend, vary, rescind, or delete any of the provisions of this Agreement without the approval of any holders of Rights or Voting Shares of the Company (whether or not such action would materially adversely affect the interest of the holders of Rights generally) when the Board of Directors acting in good faith deems that action necessary or desirable.  Notwithstanding anything in this section 7.04 to the contrary, no amendment shall be made to the provisions of Article V, except with the written concurrence of the Rights Agent to such a supplement or an amendment.

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(b)          Subject to subsection 7.04(a), the Company may, with the prior consent of the holders of Voting Shares of the Company obtained as set forth below, at any time before the Separation Date, amend, vary, or rescind any of the provisions of this Agreement and the Rights (whether or not that action would materially adversely affect the interests of the holders of Rights generally).  Consent shall be deemed to have been given if provided by the holders of Voting Shares of the Company at a special meeting called and held in compliance with applicable laws, rules, and regulatory requirements and the requirements in the Company’s articles of incorporation and bylaws.  Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation, or rescission is approved by the affirmative vote of a majority of the votes cast by Independent Stockholders represented in person or by proxy at the special meeting.

(c)           The Company may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Date and before the Expiration Date, amend, vary, or rescind any of the provisions of this Agreement and the Rights (whether or not that action would materially adversely affect the interests of the holders of Rights generally).  Consent shall be deemed to have been given if provided by the holders of Rights at a special meeting of holders of Rights called and held in compliance with applicable laws and regulatory requirements and, to the extent possible, with the requirements in the Company’s articles of incorporation and bylaws applicable to meetings of holders of Voting Shares of the Company, applied mutatis mutandis.  Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation, or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to subsection 4.02(b)), represented in person or by proxy at the special meeting.

(d)          Any amendments made by the Company to this Agreement pursuant to subsection 7.04(a) that are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules, or regulatory requirements shall:

(i)           if made before the Separation Date, be submitted to the holders of Voting Shares of the Company at the next meeting of stockholders, and the stockholders may, by the majority referred to in subsection 7.04(b) confirm or reject such amendment; and

(ii)          if made after the Separation Date, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of stockholders of the Company and the holders of Rights may, by resolution passed by the majority referred to in subsection 7.04(c), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting the amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, when the amendment is confirmed, it continues in effect in the form so confirmed.  If the amendment is or is not submitted to the Company’s stockholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or at which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the stockholders of the Company or holders of Rights, as the case may be.

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(e)           The Company shall be required to provide the Rights Agent with notice in writing of any amendment, rescission, or variation to this Agreement as referred to in this section 7.04 within five Business Days of effecting such amendment, rescission, or variation.

                7.05         Fractional Rights.

(a)           The Company shall not be required to issue fractions of Rights or Right Certificates evidencing fractional Rights.

(b)          In lieu of fractional Rights, the registered holders of the Rights Certificates for which fractional Rights would otherwise be issuable shall be paid in cash an amount equal to the same fraction of the current Market Price of a whole Right.  For the purposes of this section 7.05, the current Market Price of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price of the Rights for any day shall be determined in the same manner set forth in subsection 1.01(r).

                7.06         Fractional Shares.

(a)           The Company shall not be required to issue fractions of Series A Preferred Shares (other than fractions that are integral multiples of one two-hundredth of a share) or fractions of a Common Share upon exercise of the Rights or to distribute certificates that evidence fractional Series A Preferred Shares (other than fractions that are integral multiples of one two-hundredth of a share) or fractional Common Shares.  Nothing contained herein, however, shall be deemed to prevent any holder of Rights from aggregating the number of Rights exercised in any single transaction in such a manner that the aggregate number of Rights exercised in a single transaction may be convertible into an integral number of shares (or, in the case of Series A Preferred Shares, an integral multiple of one two-hundredth of a share).  A holder of fractional share certificates of Series A Preferred Shares shall have all the rights, privileges, and preferences as he may be entitled to pursuant to the Nevada Revised Statutes.

(b)           In lieu of issuing fractions (other than fractions that are integral multiples of one two-hundredth of a share) of Series A Preferred Shares, the Company may, at its election, issue depository receipts evidencing fractions of Series A Preferred Shares pursuant to an appropriate agreement between the Company and a depository selected by it; provided that, such agreement shall provide that the holders of the depository receipts shall have all of the rights, privileges, and preferences to which they would be entitled as owners of Series A Preferred Shares pursuant to the Nevada Revised Statutes.  If the Company does not issue fractional Series A Preferred Shares or depository receipts for fractional Series A Preferred Shares that are not integral multiples of one two-hundredth of a Series A Preferred Share, the Company shall pay an amount in cash equal to the same fraction of the Market Price of a Series A Preferred Share at the time the Right Certificates are exercised, as herein provided, to the holders of record of Right Certificates.

(c)           The holder of a Right by the acceptance of a Right expressly waives its right to receive any fractional Series A Preferred Shares (other than fractions that are integral multiples of one two-hundredth of a Series A Preferred Share) upon exercise of a Right.

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                7.07         Rights of Action.  Subject to the terms of this Agreement, rights of action respecting this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, on its own behalf and for its own benefit and the benefit of other holders of Rights, may enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act respecting such holder’s right to exercise its Rights in the manner provided in its Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

                7.08         Notice of Proposed Actions.  If the Company shall propose, after the Separation Date and prior to the Expiration Date:

(a)           to effect or permit (in cases when the Company’s permission is required) any Flip-In Event or Flip-Over Transaction or Event; or

(b)          to effect the liquidation, dissolution, or winding up of the Company or the sale of all or substantially all of the Company’s assets;

then, in each such case, the Company shall give to each holder of a Right, in accordance with section 7.09 hereof, a notice of the proposed action, which shall specify the date on which the Flip-In Event or Flip-Over Transaction or Event, liquidation, dissolution, or winding up is to take place, and the notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

                7.09         Notices.

(a)           Any notice, demand, request, or other communication permitted or required under this Agreement to be given or made upon the Rights Agent and the Company shall be in writing and shall be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date so sent, if delivered by overnight courier service; addressed as follows:

If to the Company, to:                 FX Energy, Inc.
3006 South Highland Drive, Suite 206
Salt Lake City, Utah  84106
Attention:  Secretary
Facsimile: 801-486-5575
Email: scottduncan@fxenergy.com

If to the Rights Agent, to:          Fidelity Transfer Company
8915 South 700 East, Suite 102
Sandy, Utah  84070
Facsimile: 801-233-0589
Email: kevin@fidelitytransfer.com

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(b)          Any notice, demand, request, or other communication permitted or required under this Agreement to be given or made upon the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder its last-known address as it appears upon the Rights Register or prior to the Separation Date, on the registry books of the transfer agent and registrar of the Company’s capital stock, if different from the Rights Register.

(c)           Any notice in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)          Notwithstanding the foregoing, service of legal process or other similar communications shall not be given by electronic mail and will not be deemed duly given under this Agreement if delivered by such means.  Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

7.10         Costs of Enforcement.  The Company agrees that if the Company or any other Person, the securities of which are purchasable upon exercise of Rights, fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce its rights pursuant to any Rights or this Agreement.

                7.11         Successors.  All covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               7.12          Benefits of this Agreement.  Nothing in this Agreement shall be construed to give any Person other than the Company, the Rights Agent, and the holders of the Rights any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the holders of the Rights.

                7.13         Descriptive Headings.  Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                7.14         Governing Law.  This Agreement and each Right issued hereunder shall be deemed to be a contract made under the internal laws of the state of Nevada and for all purposes shall be governed by and construed in accordance with the internal laws, including the corporate laws, of such state applicable to contracts to be made and performed entirely within such state without giving effect to conflicts of laws principles thereof.

7.15         Approvals.  Any obligation of the Company or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, and shall be subject to approval by ordinary resolution of the stockholders of the Company.

                7.16         Counterparts.  This Agreement may be executed in any number of counterparts and each of all counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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7.17         Severability.  If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or enforceable, such term or provision shall be ineffective as to that jurisdiction to the extent of the invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of the term or provision to circumstances other than those as to which it is held invalid or unenforceable.

                7.18         Effective Date.  This Agreement shall be effective as of the year and date first above written.

                7.19         Determinations and Actions by the Board of Directors.  Subject to any limitations contained in the Company’s articles of incorporation, the Board of Directors shall have the exclusive power and authority to administer and amend this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement, including the right and power to interpret the provisions of this Agreement and make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement).  All such actions, calculations, interpretations, and determinations (including for purposes of subsection (b) below, all omissions respecting the foregoing) that are done or made by the Board of Directors, in good faith, shall: (a) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights Certificates, and all other parties; and (b) not subject the Board of Directors to any liability to the holders of the Rights Certificates.

7.20         Stockholder Approval.  This Revised Agreement and the Agreement shall terminate automatically unless the stockholders approve, at the Company’s 2015 annual stockholder meeting (after any adjournment or recess thereof), both: (a) this Revised Agreement and Agreement; and (b) an amendment to the Company’s articles of incorporation to delete Article XVII establishing a Rights Redemption Committee, all in the manner required by law and the Company’s articles of incorporation and bylaws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FX ENERGY, INC.

By:
David N. Pierce
President and Chief Executive Officer

FIDELITY TRANSFER COMPANY

By:
Kevin J. Kopaunik
President

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EXHIBIT A
FORM OF RIGHTS CERTIFICATE

Preliminary Copy

PROXY

FX ENERGY, INC.

Annual Meeting of the Stockholders of	(This Proxy Is Solicited on Behalf
FX Energy, Inc., on [meeting date]	of the Company)

The undersigned hereby appoints David N. Pierce and Scott J. Duncan proxies, and each of them, with full power of substitution, to vote all shares of common stock of FX ENERGY, INC., that the undersigned is entitled to vote at the 2015 Annual Meeting of Stockholders of FX Energy, Inc. (“Annual Meeting”), to be held in the Snow Basin Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on [meeting date], at 10:00 a.m., local time, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, this proxy will be voted “FOR” each proposal.

To vote in accordance with the Board of Directors’ recommendations, sign below.  The “FOR” boxes may, but need not, be checked.  To vote against any of the recommendations, check the appropriate box marked “AGAINST” below.  To instruct the proxies to abstain from voting on proposal two or three below, check the appropriate boxes marked “ABSTAIN” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1.
To elect Jerzy B. Maciolek and H. Allen Turner to serve as directors for a term expiring at the 2018 Annual Meeting of the Stockholders of FX Energy, Inc., and until a successor is elected and qualified.  To withhold your vote for any individual nominee, strike a line through such nominee’s name.

Jerzy B. Maciolek	H. Allen Turner

2.	To approve the FX Energy, Inc. 2015 Performance Incentive Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	To approve the 2015 Revised Rights Agreement.

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	To approve an amendment to our restated articles of incorporation to delete provisions for a Rights Redemption Committee.

FOR	☐	AGAINST	☐	ABSTAIN	☐

5.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year.

FOR	☐	AGAINST	☐	ABSTAIN	☐

Please print your name and sign exactly as your name appears in our records.  When shares are held by joint tenants, both should sign.

Dated:

Signature	Signature (if held jointly)

Print Name	Print Name

PLEASE MARK, SIGN, DATE, AND	FX ENERGY, INC.
RETURN THIS PROXY TO:	3006 HIGHLAND DRIVE, SUITE 206
SALT LAKE CITY, UTAH 84106
FACSIMILE: (801) 486-5575